     As filed with the Securities and Exchange Commission on June 28, 2010
                                              File Nos. 333-92935 and 811-09729

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                     Post-Effective Amendment No. 444 [X]
                                    and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                             Amendment No. 444 [X]
                       (Check appropriate box or boxes)

                               -----------------

                                 iShares Trust
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                    c/o State Street Bank and Trust Company
                             200 Clarendon Street
                               Boston, MA 02116
               (Address of Principal Executive Office)(Zip Code)

      Registrant's Telephone Number, including Area Code: (415) 597-2000

                         The Corporation Trust Company
                              1209 Orange Street
                             Wilmington, DE 19801
                    (Name and Address of Agent for Service)

                               -----------------

                                With Copies to:

  MARGERY K. NEALE, ESQ.   BENJAMIN J. HASKIN, ESQ.   JESSICA BENTLEY, ESQ.
      WILLKIE FARR &            WILLKIE FARR &       BLACKROCK INSTITUTIONAL
      GALLAGHER LLP             GALLAGHER LLP          TRUST COMPANY, N.A.

    787 SEVENTH AVENUE        1875 K STREET, NW         400 HOWARD STREET
 NEW YORK, NY 10019-6099   WASHINGTON, DC 20006-1238 SAN FRANCISCO, CA 94105

   It is proposed that this filing will become effective (check appropriate box):

[_]Immediately upon filing pursuant to paragraph (b)

[_]60 days after filing pursuant to paragraph (a)(1)

[_]75 days after filing pursuant to paragraph (a)(2)

[X]On July 1, 2010 pursuant to paragraph (b)

[_]On (date) pursuant to paragraph (a)(1)

[_]On (date) pursuant to paragraph (a)(2)

   If appropriate, check the following box:

    [_]The post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        2010 PROSPECTUS TO SHAREHOLDERS


                      iSHARES(R) 10+ YEAR CREDIT BOND FUND

                                  JULY 1, 2010






















                               CLY | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    6
          Management.....................................    6
          Shareholder Information........................    9
          Distribution...................................   15
          Financial Highlights...........................   17
          Index Provider.................................   18
          Disclaimers....................................   18
          Supplemental Information.......................   21



"BofA Merrill Lynch(R)" and "The BofA Merrill Lynch 10+ Year US Corporate
& Yankees Index/SM/" are servicemarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its affiliates, and are licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                      iSHARES(R) 10+ YEAR CREDIT BOND FUND
                      Ticker: CLY  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares 10+ Year Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index (the "Underlying Index"), which includes debt securities issued publicly by U.S. corporations and U.S. dollar-denominated, publicly-issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS
--------  ---------
   $20       $64

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a broad, market value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and Yankee bond markets. Component securities include debt issued publicly by U.S. corporations and U.S. dollar-denominated, publicly-issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt. The securities in the Underlying Index have $250 million or more of outstanding face value, and have at least ten years remaining to maturity or the first call date in the case of callable perpetual securities. In addition, the securities must be denominated in U.S. dollars, have a fixed coupon schedule (or at least ten years before the last call prior to the date the bond transitions from a fixed-rate to a floating-rate security) and be issued by the government of, or an entity whose principal place of business is in, a country that has an investment-grade foreign currency long-term sovereign debt rating (based on an average of ratings published by Moody's(R)
Investors Service, Inc. ("Moody's"), Standard and Poor's(R) Financial
Services LLC, a subsidiary of The McGraw-Hill Companies ("S&P(R)"), and
Fitch, Inc. ("Fitch")). The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. As of May 31, 2010, the Underlying Index consisted of 1,166 U.S. dollar-denominated issues of supranational and national entities of, and corporate entities whose principal place of business is in, the following countries: Australia, Bahamas, Barbados, Belgium, Bermuda, Brazil, Canada, Chile, Finland, France, Germany, Hong Kong, Israel, Italy, Luxembourg, Malaysia, Malta, Mexico, the Netherlands, Norway, Panama, Peru, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Trinidad and Tobago, the United Kingdom and the United States.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index or in depositary receipts that correspond to the economic characteristics of securities in the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. The Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

EMERGING MARKETS RISK. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

GEOGRAPHIC RISK. A natural disaster could occur in a geographic region in which the Fund invests.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economies in which the Fund invests.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.

STRUCTURAL RISK. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2009 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the

Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.


CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.


RELIANCE ON TRADING PARTNERS RISK. Economies in emerging markets countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.


STRUCTURAL RISK. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

 Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2009.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.


Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CLY".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:


o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;


o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and


o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $5,074,000       100,000           $ 300               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                               PERIOD FROM
                                                             DEC. 8, 2009/A/
                                                                   TO
                                                              FEB. 28, 2010
                                                            ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 50.63
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/b/                                          0.65
 Net realized and unrealized loss                                 (0.28)
                                                                -------
Total from investment operations                                   0.37
                                                                -------
LESS DISTRIBUTIONS FROM:
 Net investment income                                            (0.40)
                                                                -------
Total distributions                                               (0.40)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                  $ 50.60
                                                                =======
TOTAL RETURN                                                       0.68%/c/
                                                                =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                               $10,120
 Ratio of expenses to average net assets/d/                        0.20%
 Ratio of net investment income to average net assets/d/           5.79%
 Portfolio turnover rate/e/                                           2%


-----------

/a/ Commencement of operations.
/b/ Based on average shares outstanding throughout the period.
/c/ Not annualized.
/d/ Annualized for periods of less than one year.
/e/ Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


BofA Merrill Lynch compiles and publishes the Underlying Index. BTC has entered into a license agreement with the Index Provider to use the Underlying Index. Under the terms of the license agreement, the Trust is permitted to use the Underlying Index at no charge.

BofA Merrill Lynch is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor.


Disclaimers


"BOFA MERRILL LYNCH" AND THE UNDERLYING INDEX ARE REPRINTED WITH PERMISSION. (Copyright) COPYRIGHT 2010 MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("BOFA MERRILL LYNCH"). ALL RIGHTS RESERVED. THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES. THE BOFA MERRILL LYNCH INDEXES ARE THE EXCLUSIVE PROPERTY OF BOFA MERRILL LYNCH AND/OR ITS AFFILIATES. "BOFA MERRILL LYNCH" AND THE BOFA MERRILL LYNCH 10+ YEAR US CORPORATE & YANKEES INDEX/SM/ ARE SERVICE MARKS OF BOFA MERRILL LYNCH AND/OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BTC ON BEHALF OF THE FUND. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK THE CORRESPONDING MARKET PERFORMANCE. BOFA MERRILL LYNCH IS THE LICENSOR OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF BOFA MERRILL LYNCH AND/OR ITS AFFILIATES AND OF THE UNDERLYING INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY BOFA MERRILL LYNCH AND/OR ITS AFFILIATES WITHOUT REGARD TO BTC, THE FUND OR THE SHAREHOLDERS OF THE FUND. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAS ANY OBLIGATION TO TAKE THE NEEDS OF BTC, THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. NONE OF BOFA MERRILL LYNCH OR ANY OF ITS AFFILIATES HAS THE OBLIGATION TO CONTINUE TO PROVIDE THE UNDERLYING INDEX TO BTC OR THE FUND BEYOND THE APPLICABLE LICENSE TERM. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING, PRICING, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE REDEEMABLE FOR CASH. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. BOFA MERRILL LYNCH AND ITS

AFFILIATES DO NOT PROVIDE INVESTMENT ADVICE TO BTC OR THE FUND AND ARE NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND BTC.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY BOFA MERRILL LYNCH TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING BOFA MERRILL LYNCH TO DETERMINE WHETHER BOFA MERRILL LYNCH'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH BOFA MERRILL LYNCH WITHOUT THE WRITTEN PERMISSION OF BOFA MERRILL LYNCH.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE

FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2010 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 1.0% and Less than 1.5%           11                    18.03%
Greater than 0.5% and Less than 1.0%           37                    60.66
BETWEEN 0.5% AND -0.5%                         13                    21.31
                                               --                    -----
                                               61                   100.00%
                                               ==                   ======

II. Total Return Information

The table that follows presents information about the total return of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




        CUMULATIVE TOTAL RETURNS
----------------------------------------
         INCEPTION TO 2/28/10*
----------------------------------------
           NAV            MARKET   INDEX
------------------------ -------- ------
  0.68%                   0.97%   1.54%



-----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (12/8/09). The first day of secondary market trading in shares of the Fund was 12/9/09.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.



If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-CLY-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                 iSHARES(R) 10+ YEAR GOVERNMENT/CREDIT BOND FUND

                                  JULY 1, 2010























                                 GLJ | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    6
          Management.....................................    6
          Shareholder Information........................    9
          Distribution...................................   16
          Financial Highlights...........................   17
          Index Provider.................................   18
          Disclaimers....................................   18
          Supplemental Information.......................   21



"BofA Merrill Lynch(R)" and "The BofA Merrill Lynch 10+ Year US Corporate
& Government Index/SM/" are servicemarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its affiliates, and are licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                iSHARES(R) 10+ YEAR GOVERNMENT/ CREDIT BOND FUND
                    Ticker: GLJ  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares 10+ Year Government/Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch 10+ Year US Corporate & Government Index/SM/ (the "Underlying Index"), which includes publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS
--------  ---------
   $20       $64

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a broad, market value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and government bond markets. Component securities include publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The securities in the Underlying Index have $250 million or more of outstanding face value ($1 billion for U.S. Treasuries) and have at least ten years remaining to maturity or the first call date in the case of callable perpetual securities. In addition, the securities must be denominated in U.S. dollars, have a fixed coupon schedule (or at least ten years before the last call prior to the date the bond transitions from a fixed-rate to a floating-rate security) and be issued by the government of, or an entity whose principal place of business is in, a country that has an investment-grade foreign currency long-term sovereign debt rating (based on an average of ratings published by Moody's(R) Investors Service, Inc. ("Moody's"),
Standard and Poor's(R) Financial Services LLC, a subsidiary of The
McGraw-Hill Companies ("S&P(R)"), and Fitch, Inc. ("Fitch")). The
Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. As of May 31, 2010, the Underlying Index consisted of 1,455 U.S. dollar-denominated issues of supranational and national entities of, and corporate entities whose principal place of business is in, the following countries: Australia, Bahamas, Barbados, Belgium, Bermuda, Brazil, Canada, Chile, Finland, France, Germany, Hong Kong, Israel, Italy, Luxembourg, Malaysia, Malta, Mexico, the Netherlands, Norway, Panama, Peru, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Trinidad and Tobago, the United Kingdom and the United States.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index or in depositary receipts that correspond to the economic characteristics of securities in the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. The Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

GEOGRAPHIC RISK. A natural disaster could occur in a geographic region in which the Fund invests.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economies in which the Fund invests.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.

SOVEREIGN OBLIGATIONS RISK. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interests when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of U.S. government debt obligations.

STRUCTURAL RISK. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2009 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.


RELIANCE ON TRADING PARTNERS RISK. Economies in emerging markets countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


STRUCTURAL RISK. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


VALUATION RISK. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion.

BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2009.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage.

An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.


Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "GLJ".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:


o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;


o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and


o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $5,157,000       100,000           $ 300               3.0%                  2.0%


-----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                               PERIOD FROM
                                                             DEC. 8, 2009/A/
                                                                   TO
                                                              FEB. 28, 2010
                                                            ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 50.78
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/b/                                          0.54
 Net realized and unrealized loss                                 (0.46)
                                                                -------
Total from investment operations                                   0.08
                                                                -------
LESS DISTRIBUTIONS FROM:
 Net investment income                                            (0.34)
                                                                -------
Total distributions                                               (0.34)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                  $ 50.52
                                                                =======
TOTAL RETURN                                                       0.13%/c/
                                                                =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                               $ 5,052
 Ratio of expenses to average net assets/d/                        0.20%
 Ratio of net investment income to average net assets/d/           4.83%
 Portfolio turnover rate/e/                                           5%


-----------

/a/ Commencement of operations.
/b/ Based on average shares outstanding throughout the period.
/c/ Not annualized.
/d/ Annualized for periods of less than one year.
/e/ Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

BofA Merrill Lynch compiles and publishes the Underlying Index. BTC has entered into a license agreement with the Index Provider to use the Underlying Index. Under the terms of the license agreement, the Trust is permitted to use the Underlying Index at no charge.

BofA Merrill Lynch is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor.

Disclaimers

"BOFA MERRILL LYNCH" AND THE UNDERLYING INDEX ARE REPRINTED WITH PERMISSION. (Copyright) COPYRIGHT 2010 MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("BOFA MERRILL LYNCH"). ALL RIGHTS RESERVED. THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES. THE BOFA MERRILL LYNCH INDEXES ARE THE EXCLUSIVE PROPERTY OF BOFA MERRILL LYNCH AND/OR ITS AFFILIATES. "BOFA MERRILL LYNCH" AND THE BOFA MERRILL LYNCH 10+ YEAR US CORPORATE & GOVERNMENT INDEX/SM/ ARE SERVICE MARKS OF BOFA MERRILL LYNCH AND/OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BTC ON BEHALF OF THE FUND. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK THE CORRESPONDING MARKET PERFORMANCE. BOFA MERRILL LYNCH IS THE LICENSOR OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF BOFA MERRILL LYNCH AND/OR ITS AFFILIATES AND OF THE UNDERLYING INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY BOFA MERRILL LYNCH AND/OR ITS AFFILIATES WITHOUT REGARD TO BTC, THE FUND OR THE SHAREHOLDERS OF THE FUND. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAS ANY OBLIGATION TO TAKE THE NEEDS OF BTC, THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. NONE OF BOFA MERRILL LYNCH OR ANY OF ITS AFFILIATES HAS THE OBLIGATION TO CONTINUE TO PROVIDE THE UNDERLYING INDEX TO BTC OR THE FUND BEYOND THE APPLICABLE LICENSE TERM. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING, PRICING, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE REDEEMABLE FOR CASH. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. BOFA MERRILL LYNCH AND ITS

AFFILIATES DO NOT PROVIDE INVESTMENT ADVICE TO BTC OR THE FUND AND ARE NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND BTC.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY BOFA MERRILL LYNCH TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING BOFA MERRILL LYNCH TO DETERMINE WHETHER BOFA MERRILL LYNCH'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH BOFA MERRILL LYNCH WITHOUT THE WRITTEN PERMISSION OF BOFA MERRILL LYNCH.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE

FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2010 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 0.5% and Less than 1.0%           22                    36.07%
BETWEEN 0.5% AND -0.5%                         39                    63.93
                                               --                   ------
                                               61                   100.00%
                                               ==                   ======

II. Total Return Information

The table that follows presents information about the total return of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




        CUMULATIVE TOTAL RETURNS
----------------------------------------
         INCEPTION TO 2/28/10*
----------------------------------------
           NAV            MARKET   INDEX
------------------------ -------- ------
  0.13%                   0.01%   0.67%



-----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (12/8/09). The first day of secondary market trading in shares of the Fund was 12/9/09.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:



                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.



If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-GLJ-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                  iSHARES(R) BARCLAYS 1-3 YEAR CREDIT BOND FUND

                                  JULY 1, 2010



























                                 CSJ | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. 1-3 Year Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                  iSHARES(R) BARCLAYS 1-3 YEAR CREDIT BOND FUND
                    Ticker: CSJ  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays 1-3 Year Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital 1-3 Year Credit Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2010, there were 729 issues in the Underlying Index.

The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008    -0.07%
2009    10.73%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.30%.

The best calendar quarter return during the periods shown above was 5.09% in the 2nd quarter of 2009; the worst was -3.00% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                         10.73%      5.29%
  Return After Taxes on Distributions/1/                       9.22%      3.76%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                    6.92%      3.61%
BARCLAYS CAPITAL U.S. 1-3 YEAR CREDIT BOND INDEX (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                        11.59%      5.81%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share

NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CSJ".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE.

YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,340,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                         PERIOD FROM
                                                                                       JAN. 5, 2007/A/
                                     YEAR ENDED        YEAR ENDED       YEAR ENDED           TO
                                   FEB. 28, 2010     FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 -----------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $  97.31          $  103.09        $ 100.76          $100.08
                                     ----------        ---------        --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                3.70               4.44            4.77             0.69
 Net realized and unrealized
  gain (loss)                            6.66              (6.21)           2.27             0.28
                                     ----------        ---------        --------          -------
Total from investment
  operations                            10.36              (1.77)           7.04             0.97
                                     ----------        ---------        --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (3.78)             (4.01)          (4.71)           (0.29)
 Net realized gain                      (0.00)/c/              -               -                -
                                     ----------        ---------        --------          -------
Total distributions                     (3.78)             (4.01)          (4.71)           (0.29)
                                     ----------        ---------        --------          -------
NET ASSET VALUE, END OF
  PERIOD                             $ 103.89          $   97.31        $ 103.09          $100.76
                                     ==========        =========        ========          =======
TOTAL RETURN                            10.84%             (1.74)%          7.21%            0.97%/d/
                                     ==========        =========        ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                           $5,547,921         $1,158,031        $298,960          $20,152
 Ratio of expenses to
  average net assets/e/                  0.20%              0.20%           0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/e/                              3.62%              4.50%           4.72%            4.67%
 Portfolio turnover rate/f/                23%                67%             64%              13%


-----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Rounds to less than $0.01.

/d/  Not annualized.
/e/  Annualized for periods of less than one year.
/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/ DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 4.5% and Less than 5.0%             1                    0.32%
Greater than 4.0% and Less than 4.5%             5                    1.60
Greater than 3.5% and Less than 4.0%             4                    1.28
Greater than 3.0% and Less than 3.5%            24                    7.67
Greater than 2.5% and Less than 3.0%            40                   12.78
Greater than 2.0% and Less than 2.5%            53                   16.93
Greater than 1.5% and Less than 2.0%            45                   14.38
Greater than 1.0% and Less than 1.5%            38                   12.14
Greater than 0.5% and Less than 1.0%           101                   32.26
BETWEEN 0.5% AND -0.5%                           2                    0.64
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- -------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -------------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- -------- -------- -------
  10.84%                      9.11%   11.79%   5.36%    5.56%   5.89%   17.87%   18.59%   19.79%


-----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2.    From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)









Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-CSJ-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                          iSHARES(R) BARCLAYS 1-3 YEAR
                               TREASURY BOND FUND

                                  JULY 1, 2010


























                                 SHY | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    4
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   14
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. 1-3 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                          iSHARES(R) BARCLAYS 1-3 YEAR
                               TREASURY BOND FUND
                      Ticker: SHY  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays 1-3 Year Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2010, there were 61 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2003   1.79%
2004   0.81%
2005   1.48%
2006   3.84%
2007   7.30%
2008   6.64%
2009   0.54%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 0.64%.

The best calendar quarter return during the periods shown above was 3.09% in the 1st quarter of 2008; the worst was -1.16% in the 2nd quarter of 2004.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                                      SINCE FUND
                                                            ONE YEAR    FIVE YEARS    INCEPTION
                                                           ----------  ------------  -----------
(INCEPTION DATE: 7/22/2002)
  Return Before Taxes                                       0.54%      3.92%         3.28%
  Return After Taxes on Distributions/1/                   -0.17%      2.70%         2.25%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                 0.47%      2.64%         2.20%
BARCLAYS CAPITAL 1-3 YEAR TREASURY BOND INDEX (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                      0.80%      4.03%         3.41%



----------
/1/After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2002 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM

OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the

Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).


Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2002.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these

Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "SHY".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time.

The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.


The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE         CREATIONS           REDEMPTIONS
---------------  -----------  -----------------  --------------------  -------------------
 $8,378,000       100,000           N/A                  N/A                   N/A


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE

CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                    YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                  FEB. 28, 2010     FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006
                                -----------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $  83.99        $    84.13        $    80.38      $    80.08       $    80.99
                                    ----------      ----------        ----------      ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  1.24/a/           2.54/a/           3.60/a/         3.42/a/          2.66
 Net realized and unrealized
  gain (loss)                           0.36              0.12              3.58            0.24            (1.05)
                                   -----------      ----------        ----------      ----------       ----------
Total from investment
  operations                            1.60              2.66              7.18            3.66             1.61
                                   -----------      ----------        ----------      ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (1.34)            (2.80)            (3.43)          (3.36)           (2.52)
 Net realized gain                     (0.60)/b/             -                 -               -                -
                                   -----------      ----------        ----------      ----------       ----------
Total distributions                    (1.94)            (2.80)            (3.43)          (3.36)           (2.52)
                                   -----------      ----------        ----------      ----------       ----------
NET ASSET VALUE, END OF
  YEAR                              $  83.65        $    83.99        $    84.13      $    80.38       $    80.08
                                   ===========      ==========        ==========      ==========       ==========
TOTAL RETURN                            1.94%             3.22%             9.20%           4.69%            2.01%
                                   ===========      ==========        ==========      ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                          $8,348,484        $7,323,761        $9,901,733      $5,538,391       $3,771,679
 Ratio of expenses to
  average net assets                    0.15%             0.15%             0.15%           0.15%            0.15%
 Ratio of net investment
  income to average net
  assets                                1.48%             3.05%             4.43%           4.28%            3.36%
 Portfolio turnover rate/c/               62%               37%               76%             64%              83%


 /a/ Based on average shares outstanding throughout the period.

/b/ A portion of these distributions represent short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. BARCLAYS CAPITAL'S ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF BARCLAYS CAPITAL AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING

INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 0.5% and Less than 1.0%             1                    0.32%
BETWEEN 0.5% AND -0.5%                         312                   99.68
                                               ---                   -----
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/10               FIVE YEARS ENDED 2/28/10  INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  1.94%                       1.85%   2.20%   4.18%    4.18%   4.29%   3.33%    3.33%   3.46%



                                   CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------------
           YEAR ENDED 2/28/10              FIVE YEARS ENDED 2/28/10    INCEPTION TO 2/28/10*
----------------------------------------- -------------------------- -------------------------
           NAV            MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- ------- -------- -------- -------- -------- -------- -------
  1.94%                   1.85%   2.20%   22.70%   22.74%   23.39%   28.28%   28.29%   29.55%


-----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (7/22/02). The first day of secondary market trading in shares of the Fund was 7/26/02.

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-SHY-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                          iSHARES(R) BARCLAYS 3-7 YEAR
                               TREASURY BOND FUND

                                  JULY 1, 2010



























                                 IEI | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    4
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   14
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. 3-7 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                          iSHARES(R) BARCLAYS 3-7 YEAR
                               TREASURY BOND FUND
                      Ticker: IEI  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays 3-7 Year Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of May 31, 2010, there were 63 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008    13.12%
2009    -1.86%




------------------------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.41%.

The best calendar quarter return during the periods shown above was 7.40% in the 4th quarter of 2008; the worst was -2.95% in the 2nd quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                            SINCE FUND
                                                                ONE YEAR    INCEPTION
                                                               ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                            -1.86%       6.79%
  Return After Taxes on Distributions/1/                         -2.86%       5.54%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                      -1.16%       5.09%
BARCLAYS CAPITAL U.S. 3-7 YEAR TREASURY BOND INDEX
(Index returns do not reflect deductions for fees, expenses,
or taxes)                                                        -1.56%       6.96%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the

Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).


Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these

Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "IEI".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time.

The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.


The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$11,348,000       100,000           $ 500               3.0%                  2.0%


----------
* As a percentage of the amount invested and/or redeemed.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       PERIOD FROM
                                                                                     JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 112.99         $ 109.90         $ 101.03          $100.11
                                    --------         --------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               2.60             3.29             4.21             0.62
 Net realized and unrealized
  gain                                  0.19             3.02             8.95             0.55
                                    --------         --------         --------          -------
Total from investment
  operations                            2.79             6.31            13.16             1.17
                                    --------         --------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (2.61)           (3.22)           (4.29)           (0.25)
 Net realized gain                     (0.81)/c/            -                -                -
                                    --------         --------         --------          -------
Total distributions                    (3.42)           (3.22)           (4.29)           (0.25)
                                    --------         --------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 112.36         $ 112.99         $ 109.90          $101.03
                                    ========         ========         ========          =======
TOTAL RETURN                            2.52%            5.84%           13.46%            1.17%/d/
                                    ========         ========         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $910,092         $847,401         $450,588          $20,206
 Ratio of expenses to
  average net assets/e/                 0.15%            0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets/e/                             2.33%            2.98%            4.04%            4.19%
 Portfolio turnover rate/f/               89%              55%              41%               2%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/ A portion of these distributions represent short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.

/d/  Not annualized.
/e/  Annualized for periods of less than one year.
/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/ DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
------------------------  ----------------  -------------------------
Greater than 0.5%                  1                    0.32%
BETWEEN 0.5% AND -0.5%           312                   99.68
                                 ---                   -----
                                 313                  100.00%
                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  2.52%                       2.37%   2.84%   7.20%    7.18%   7.37%   24.51%   24.42%   25.13%


-----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-IEI-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                         iSHARES(R) BARCLAYS 7-10 YEAR
                               TREASURY BOND FUND

                                  JULY 1, 2010


























                                 IEF | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    4
          Management.....................................    5
          Shareholder Information........................    7
          Distribution...................................   14
          Financial Highlights...........................   15
          Index Provider.................................   16
          Disclaimers....................................   16
          Supplemental Information.......................   18



"Barclays Capital Inc." and "Barclays Capital U.S. 7-10 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                         iSHARES(R) BARCLAYS 7-10 YEAR
                               TREASURY BOND FUND
                      Ticker: IEF Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays 7-10 Year Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 157% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of May 31, 2010, there were 19 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/(YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2003     2.05%
2004     4.45%
2005     2.25%
2006     2.65%
2007    10.20%
2008    18.02%
2009    -6.38%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.53%.

The best calendar quarter return during the periods shown above was 12.23% in the 4th quarter of 2008; the worst was -5.25% in the 2nd quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                                          SINCE FUND
                                                                ONE YEAR    FIVE YEARS    INCEPTION
                                                               ----------  ------------  -----------
(INCEPTION DATE: 7/22/2002)
  Return Before Taxes                                            -6.38%        5.03%         5.19%
  Return After Taxes on Distributions/1/                         -7.52%        3.57%         3.72%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                      -4.03%        3.45%         3.58%
BARCLAYS CAPITAL U.S. 7-10 YEAR TREASURY BOND INDEX
(Index returns do not reflect deductions for fees, expenses,
or taxes)                                                        -6.03%        5.14%         5.21%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2002 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2002.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread"
- that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "IEF".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE         CREATIONS           REDEMPTIONS
---------------  -----------  -----------------  --------------------  -------------------
 $9,293,000       100,000           N/A                  N/A                   N/A


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $    93.63        $    90.66      $    83.49        $    82.91      $    84.30
                                 ----------        ----------      ----------        ----------      ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                 3.09/a/           3.57/a/         3.82/a/           3.69/a/         3.29
 Net realized and unrealized
  gain (loss)                         (2.30)             3.04            7.06              0.43           (1.43)
                                 ----------        ----------      ----------        ----------      ----------
Total from investment
  operations                           0.79              6.61           10.88              4.12            1.86
                                 ----------        ----------      ----------        ----------      ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                (3.03)            (3.64)          (3.71)            (3.54)          (3.25)
 Net realized gain                    (0.51)                -               -                 -               -
                                 ----------        ----------      ----------        ----------      ----------
Total distributions                   (3.54)            (3.64)          (3.71)            (3.54)          (3.25)
                                 ----------        ----------      ----------        ----------      ----------
NET ASSET VALUE, END OF
  YEAR                           $    90.88        $    93.63      $    90.66        $    83.49      $    82.91
                                 ==========        ==========      ==========        ==========      ==========
TOTAL RETURN                           0.87%             7.46%          13.51%             5.14%           2.21%
                                 ==========        ==========      ==========        ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                         $2,717,303        $2,612,147      $2,728,892        $1,911,850      $1,177,379
 Ratio of expenses to
  average net assets                   0.15%             0.15%           0.15%             0.15%           0.15%
 Ratio of net investment
  income to average net
  assets                               3.37%             3.93%           4.53%             4.50%           4.02%
 Portfolio turnover rate/b/             157%               38%             40%               45%             94%


----------
/a/  Based on average shares outstanding throughout the period.

/b/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
------------------------  ----------------  -------------------------
BETWEEN 0.5% AND -0.5%          313                  100.00%
                                ---                  ------
                                313                  100.00%
                                ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/10               FIVE YEARS ENDED 2/28/10  INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  0.87%                       0.52%    1.37%   5.75%    5.73%   5.84%   5.46%    5.43%   5.48%



                                   CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------------
           YEAR ENDED 2/28/10              FIVE YEARS ENDED 2/28/10    INCEPTION TO 2/28/10*
----------------------------------------- -------------------------- -------------------------
           NAV            MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- ------- -------- -------- -------- -------- -------- -------
  0.87%                   0.52%    1.37%   32.24%   32.11%   32.84%   49.84%   49.55%   50.05%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (7/22/02). The first day of secondary market trading in shares of the Fund was 7/26/02.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)
















Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-IEF-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                         iSHARES(R) BARCLAYS 10-20 YEAR
                               TREASURY BOND FUND

                                  JULY 1, 2010



























                                 TLH | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    4
          Management.....................................    4
          Shareholder Information........................    7
          Distribution...................................   14
          Financial Highlights...........................   15
          Index Provider.................................   16
          Disclaimers....................................   16
          Supplemental Information.......................   18



"Barclays Capital Inc." and "Barclays Capital U.S. 10-20 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                         iSHARES(R) BARCLAYS 10-20 YEAR
                               TREASURY BOND FUND
                      Ticker: TLH Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays 10-20 Year Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. As of May 31, 2010, there were 23 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S

SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   20.08%
2009   -8.39%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.61%.

The best calendar quarter return during the periods shown above was 15.12% in the 4th quarter of 2008; the worst was -6.10% in the 2nd quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                            SINCE FUND
                                                                ONE YEAR    INCEPTION
                                                               ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                            -8.39%       6.22%
  Return After Taxes on Distributions/1/                         -9.58%       4.69%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                      -5.44%       4.42%
BARCLAYS CAPITAL U.S. 10-20 YEAR TREASURY BOND INDEX
(Index returns do not reflect deductions for fees, expenses,
or taxes)                                                        -8.12%       6.22%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates

(including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "TLH".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$11,298,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       PERIOD FROM
                                                                                     JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 111.68         $ 108.18         $ 101.92          $100.77
                                    --------         --------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               4.21             4.56             4.68             0.63
 Net realized and unrealized
  gain (loss)                          (2.25)            3.33             6.29             0.78
                                    --------         --------         --------          -------
Total from investment
  operations                            1.96             7.89            10.97             1.41
                                    --------         --------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.12)           (4.39)           (4.71)           (0.26)
                                    --------         --------         --------          -------
Total distributions                    (4.12)           (4.39)           (4.71)           (0.26)
                                    --------         --------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 109.52         $ 111.68         $ 108.18          $101.92
                                    ========         ========         ========          =======
TOTAL RETURN                            1.76%            7.48%           11.19%            1.41%/c/
                                    ========         ========         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $262,850         $167,526         $119,003          $30,576
 Ratio of expenses to
  average net assets/d/                 0.15%            0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets/d/                             3.83%            4.17%            4.53%            4.29%
 Portfolio turnover rate/e/               55%              22%              22%               0%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 1.0%                                1                    0.32%
Greater than 0.5% and Less than 1.0%             3                    0.96
BETWEEN 0.5% AND -0.5%                         309                   98.72
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  1.76%                       1.31%    2.01%   6.89%    6.82%   6.89%   23.36%   23.12%   23.38%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)













Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-TLH-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                          iSHARES(R) BARCLAYS 20+ YEAR
                               TREASURY BOND FUND

                                  JULY 1, 2010



























                                 TLT | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    4
          Management.....................................    4
          Shareholder Information........................    7
          Distribution...................................   14
          Financial Highlights...........................   15
          Index Provider.................................   16
          Disclaimers....................................   16
          Supplemental Information.......................   18



"Barclays Capital Inc." and "Barclays Capital U.S. 20+ Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                          iSHARES(R) BARCLAYS 20+ YEAR
                               TREASURY BOND FUND
                      Ticker: TLT Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays 20+ Year Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2010, there were 21 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2003     1.76%
2004     8.87%
2005     8.46%
2006     0.85%
2007    10.14%
2008    33.77%
2009   -21.53%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 0.14%.

The best calendar quarter return during the periods shown above was 27.28% in the 4th quarter of 2008; the worst was -10.94% in the 1st quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                                            SINCE FUND
                                                                 ONE YEAR     FIVE YEARS    INCEPTION
                                                               ------------  ------------  -----------
(INCEPTION DATE: 7/22/2002)
  Return Before Taxes                                            -21.53%        4.80%         5.88%
  Return After Taxes on Distributions/1/                         -22.54%        3.21%         4.18%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                      -13.95%        3.18%         4.05%
BARCLAYS CAPITAL U.S. 20+ YEAR TREASURY BOND INDEX
(Index returns do not reflect deductions for fees, expenses,
or taxes)                                                        -21.40%        4.87%         5.96%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2002 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2002.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "TLT".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE         CREATIONS           REDEMPTIONS
---------------  -----------  -----------------  --------------------  -------------------
   $9,651,000     100,000           N/A                  N/A                   N/A


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $   101.55        $    94.33       $    90.22       $    91.41         $  90.12
                                  ----------       ----------       ----------       ----------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                 3.69/a/           4.08/a/          4.17/a/          4.10/a/          4.12
 Net realized and unrealized
  gain (loss)                         (9.52)             7.27             4.10            (1.26)            1.32
                                  ----------       ----------       ----------       ----------         --------
Total from investment
  operations                          (5.83)            11.35             8.27             2.84             5.44
                                  ----------       ----------       ----------       ----------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                (3.68)            (4.13)           (4.16)           (4.03)           (4.15)
                                  ----------       ----------       ----------       ----------         --------
Total distributions                   (3.68)            (4.13)           (4.16)           (4.03)           (4.15)
                                  ----------       ----------       ----------       ----------         --------
NET ASSET VALUE, END OF
  YEAR                           $    92.04        $   101.55       $    94.33       $    90.22         $  91.41
                                  ==========       ==========       ==========       ==========         ========
TOTAL RETURN                          (5.85)%           12.30%            9.54%            3.37%            6.12%
                                  ==========       ==========       ==========       ==========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                         $2,383,877        $1,584,150       $1,707,364       $1,389,320         $868,402
 Ratio of expenses to
  average net assets                   0.15%             0.15%            0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets                               3.90%             4.18%            4.69%            4.70%            4.42%
 Portfolio turnover rate/b/              65%               41%              26%              25%              25%



----------
/a/  Based on average shares outstanding throughout the period.

/b/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 1.0% and Less than 1.5%               1                    0.32%
Greater than 0.5% and Less than 1.0%              15                    4.79
BETWEEN 0.5% AND -0.5%                           290                   92.65
Less than -0.5% and Greater than -1.0%             7                    2.24
                                                 ---                   -----
                                                 313                  100.00%
                                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                                  AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------
               YEAR ENDED 2/28/10                FIVE YEARS ENDED 2/28/10  INCEPTION TO 2/28/10*
------------------------------------------------ ------------------------ -----------------------
             NAV               MARKET    INDEX     NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- --------- --------- ------- -------- ------- ------- -------- ------
  (5.85)%                     (6.28)%   (5.67)%   4.90%    4.83%   4.99%   6.12%    6.06%   6.20%



                                    CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/10               FIVE YEARS ENDED 2/28/10    INCEPTION TO 2/28/10*
-------------------------------------------- -------------------------- -------------------------
           NAV             MARKET    INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ --------- --------- -------- -------- -------- -------- -------- -------
  (5.85)%                 (6.28)%   (5.67)%   27.02%   26.58%   27.54%   57.08%   56.48%   57.99%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (7/22/02). The first day of secondary market trading in shares of the Fund was 7/26/02.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)













Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-TLT-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                      iSHARES(R) BARCLAYS AGENCY BOND FUND

                                  JULY 1, 2010




























                                 AGZ | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. Agency Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                      iSHARES(R) BARCLAYS AGENCY BOND FUND
                      Ticker: AGZ Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Agency Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Agency Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the agency sector of the U.S. government bond market and is comprised of investment-grade native-currency U.S. dollar-denominated debentures issued by government and government-related agencies, including the Federal National Mortgage Association ("FNMA" or "Fannie Mae"). The Underlying Index includes both callable and non-callable agency securities that are publicly-issued by U.S. government agencies, quasi-federal corporations (as described below), and corporate and foreign debt guaranteed by the U.S. government. In addition, the securities must be fixed-rate and non-convertible. The Underlying Index includes securities of the following categories:

o GOVERNMENT GUARANTEED SECURITIES: issuances that carry direct guarantees from central governments (including, but not limited to, the U.S. federal government);

o GOVERNMENT OWNED, NOT GUARANTEED, SECURITIES: issuances of entities that are more than 50% owned by central or local governments (including, but not limited to, the U.S. federal government and U.S. state governments), but carry no explicit guarantee of repayment; and

o GOVERNMENT SPONSORED SECURITIES: issuances of entities that are not 100% government owned and that have no guarantee, but carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.

The Underlying Index represents the agency portion of the Barclays Capital U.S. Aggregate Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA.

As of May 31, 2010, approximately 77.1% of the composite market value of the bonds represented in the Underlying Index were U.S. agency debentures issued by Fannie Mae, the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), and the Federal Home Loan Bank System ("FHLB").

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

AGENCY DEBT RISK. The Fund will invest in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the debenture and are not backed by the full faith and credit of the U.S. government.

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its

Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2009   1.48%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 0.89%.

The best calendar quarter return during the period shown above was 1.66% in the 3rd quarter of 2009; the worst was -0.16% in the 4th quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 11/5/2008)
  Return Before Taxes                                          1.48%       6.59%
  Return After Taxes on Distributions/1/                       0.77%       5.81%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                    0.96%       5.16%
BARCLAYS CAPITAL U.S. AGENCY BOND INDEX (Index returns
do not reflect deductions for fees, expenses, or taxes)        1.53%       6.28%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2008 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

AGENCY DEBT RISK. The Fund will invest in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the debenture and are not backed by the full faith and credit of the U.S. government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.

Fannie Mae and Freddie Mac were recently placed under the conservatorship of the U.S. Federal Housing Finance Agency ("FHFA"). Under this conservatorship, the FHFA will operate and manage the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly. Prices of bonds may fall because of a rise in interest rates.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2008.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.


Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "AGZ".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,910,000       100,000           $ 100               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     PERIOD FROM
                                                   NOV. 5, 2008/A/
                                    YEAR ENDED           TO
                                  FEB. 28, 2010     FEB. 28, 2009
                                 ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 107.00          $102.21
                                    --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               2.14             0.88
 Net realized and unrealized
  gain                                  1.72             4.54
                                    --------          -------
Total from investment
  operations                            3.86             5.42
                                    --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (2.01)           (0.63)
 Net realized gain                     (0.08)/c/            -
                                    --------          -------
Total distributions                    (2.09)           (0.63)
                                    --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 108.77          $107.00
                                    ========          =======
TOTAL RETURN                            3.65%            5.27%/d/
                                    ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $271,927          $74,898
 Ratio of expenses to
  average net assets/e/                 0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/e/                             1.98%            2.62%
 Portfolio turnover rate/f/               46%              18%

----------
/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.


/c/ Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.

/d/  Not annualized.
/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 1.0% and Less than 1.5%             1                    0.32%
Greater than 0.5% and Less than 1.0%            18                    5.75
BETWEEN 0.5% AND -0.5%                         294                   93.93
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total return of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*    INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  3.65%                       3.40%    4.12%   6.85%    6.88%   6.68%   9.12%    9.16%   8.91%


-----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (11/5/08). The first day of secondary market trading in shares of the Fund was 11/7/08.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)












Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-AGZ-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                      iSHARES(R) BARCLAYS AGGREGATE
                                   BOND FUND

                                  JULY 1, 2010




























                                 AGG | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    6
          Management.....................................    6
          Shareholder Information........................    9
          Distribution...................................   15
          Financial Highlights...........................   17
          Index Provider.................................   18
          Disclaimers....................................   18
          Supplemental Information.......................   20



"Barclays Capital Inc." and "Barclays Capital U.S. Aggregate Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

^

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                   iSHARES(R) BARCLAYS AGGREGATE
                                   BOND FUND
                     Ticker: AGG  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Aggregate Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. "Acquired Fund Fees and Expenses" reflect the Fund's PRO RATA share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value ("NAV") and are not included in the calculation of the ratio of expenses to average net assets shown in the FINANCIAL HIGHLIGHTS section of the Fund's prospectus (the "Prospectus").

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                                       ANNUAL FUND OPERATING EXPENSES
                               (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                                PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                                  TOTAL ANNUAL
                                                      AND                      ACQUIRED FUND        FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER          FEES         OPERATING
                     FEES                             FEES         EXPENSES     AND EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  ---------------  -------------
    0.20%                                            None           None          0.04%            0.24%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $25       $77        $135       $306

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 488% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the total United States investment grade bond market. As of May 31, 2010, there were 8,211 issues in the Underlying Index.

The Underlying Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its

Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA. For example, the Fund may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

As of May 31, 2010, approximately 33.3% of the bonds represented in the Underlying Index were U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed-rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") that are backed by pools of mortgages. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds affiliated with BFA. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

DERIVATIVES RISK. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2004    4.01%
2005    2.17%
2006    4.14%
2007    6.57%
2008    5.90%
2009    5.13%




-----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.62%.

The best calendar quarter return during the periods shown above was 5.21% in the 4th quarter of 2008; the worst was -2.66% in the 2nd quarter of 2004.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                                      SINCE FUND
                                                            ONE YEAR    FIVE YEARS    INCEPTION
                                                           ----------  ------------  -----------
(INCEPTION DATE: 9/22/2003)
  Return Before Taxes                                        5.13%        4.77%         4.69%
  Return After Taxes on Distributions/1/                     3.70%        3.15%         3.15%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                  3.31%        3.11%         3.10%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                       5.93%        4.97%         4.92%



------------------------
/1/After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2003 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.

DERIVATIVES RISK. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. While securities issued by GNMA are backed by the full faith and credit of the U.S. government, securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so.

Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund's income.

Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund's income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

In recent years, the market for mortgage-backed securities experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that mortgage-backed securities may continue to be more difficult to value and to dispose of than previously.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2003.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "AGG".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,541,000       100,000           $ 500               3.0%                  2.0%



-----------
* As a percentage of the amount invested and/or redeemed.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $    100.08      $   102.67        $   100.50      $   100.08       $   101.72
                                 -----------      ----------        ----------      ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  2.48/a/         3.58/a/           4.86/a/         4.71/a/          3.83
 Net realized and unrealized
  gain (loss)                           5.98           (1.54)             2.25            0.41            (1.32)
                                 -----------      ----------        ----------      ----------       ----------
Total from investment
  operations                            8.46            2.04              7.11            5.12             2.51
                                 -----------      ----------        ----------      ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.97)          (4.63)            (4.94)          (4.70)           (4.15)
                                 -----------      ----------        ----------      ----------       ----------
Total distributions                    (3.97)          (4.63)            (4.94)          (4.70)           (4.15)
                                 -----------      ----------        ----------      ----------       ----------
NET ASSET VALUE, END OF
  YEAR                           $    104.57      $   100.08        $   102.67      $   100.50       $   100.08
                                 ===========      ==========        ==========      ==========       ==========
TOTAL RETURN                            8.62%           2.08%             7.32%           5.31%            2.53%
                                 ===========      ==========        ==========      ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                         $11,345,699      $9,657,470        $8,521,609      $5,396,824       $3,142,544
 Ratio of expenses to
  average net assets                    0.20%           0.20%             0.20%           0.20%            0.20%
 Ratio of net investment
  income to average net
  assets                                2.42%           3.58%             4.86%           4.76%            3.89%
 Portfolio turnover rateb,c              488%            519%              458%            483%             456%



-----------
/a/Based on average shares outstanding throughout the period.
/b/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/c/Portfolio turnover rates include to-be-announced (TBA) transactions.

Index Provider

The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 3.0%                                1                    0.32%
Greater than 2.5% and Less than 3.0%             1                    0.32
Greater than 2.0% and Less than 2.5%             1                    0.32
Greater than 1.5% and Less than 2.0%             1                    0.32
Greater than 1.0% and Less than 1.5%             5                    1.60
Greater than 0.5% and Less than 1.0%           119                   38.01
BETWEEN 0.5% AND -0.5%                         185                   59.11
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/10               FIVE YEARS ENDED 2/28/10  INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  8.62%                       7.78%   9.32%   5.14%    5.03%   5.36%   4.86%    4.85%   5.10%



                                   CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------------
           YEAR ENDED 2/28/10              FIVE YEARS ENDED 2/28/10    INCEPTION TO 2/28/10*
----------------------------------------- -------------------------- -------------------------
           NAV            MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- ------- -------- -------- -------- -------- -------- -------
  8.62%                   7.78%   9.32%   28.49%   27.82%   29.82%   35.71%   35.64%   37.71%



-----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (9/22/03). The first day of secondary market trading in shares of the Fund was 9/26/03.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-AGG-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                      iSHARES(R) BARCLAYS CREDIT BOND FUND

                                  JULY 1, 2010


























                                 CFT | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                      iSHARES(R) BARCLAYS CREDIT BOND FUND
                      Ticker: CFT Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255




PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity of greater than or equal to one year. As of May 31, 2010, there were 3,952 issues in the Underlying Index.

The Underlying Index includes investment grade credit securities that have a remaining maturity of greater than or equal to one year and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which BFA believes will help the Fund track the Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008    -2.12%
2009    14.21%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 2.18%.

The best calendar quarter return during the periods shown above was 8.44% in the 2nd quarter of 2009; the worst was -6.63% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                        14.21%        5.27%
  Return After Taxes on Distributions/1/                     12.16%        3.38%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   9.15%        3.36%
BARCLAYS CAPITAL U.S. CREDIT BOND INDEX (Index returns
do not reflect deductions for fees, expenses, or taxes)      16.04%        5.60%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation.

The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CFT".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE.

YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,213,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       PERIOD FROM
                                                                                     JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  90.10          $100.82          $101.75          $100.57
                                    --------          -------          -------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               5.14             5.24             5.36             0.83
 Net realized and unrealized
  gain (loss)                          11.57           (11.05)           (0.97)            0.65
                                    --------          -------          -------          -------
Total from investment
  operations                           16.71            (5.81)            4.39             1.48
                                    --------          -------          -------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.97)           (4.91)           (5.32)           (0.30)
                                    --------          -------          -------          -------
Total distributions                    (4.97)           (4.91)           (5.32)           (0.30)
                                    --------          -------          -------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 101.84          $ 90.10          $100.82          $101.75
                                    ========          =======          =======          =======
TOTAL RETURN                           19.00%           (5.91)%           4.53%            1.48%/c/
                                    ========          =======          =======          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $539,776          $207,231         $60,493          $20,350
 Ratio of expenses to
  average net assets/d/                 0.20%            0.20%            0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/d/                             5.24%            5.63%            5.38%            5.58%
 Portfolio turnover rate/e/               29%              16%              34%               4%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 3.5% and Less than 4.0%             1                    0.32%
Greater than 3.0% and Less than 3.5%             3                    0.96
Greater than 2.5% and Less than 3.0%            32                   10.21
Greater than 2.0% and Less than 2.5%            61                   19.49
Greater than 1.5% and Less than 2.0%            58                   18.53
Greater than 1.0% and Less than 1.5%            42                   13.42
Greater than 0.5% and Less than 1.0%            71                   22.69
BETWEEN 0.5% AND -0.5%                          45                   14.38
                                                --                   -----
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- -------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -------------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- -------- -------- -------
  19.00%                     17.19%   20.38%   5.61%    5.74%   5.94%   18.75%   19.21%   19.97%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)













Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-CFT-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS


                 iSHARES(R) BARCLAYS GOVERNMENT/CREDIT BOND FUND

                                  JULY 1, 2010






























                                 GBF | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. Government/Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                iSHARES(R) BARCLAYS GOVERNMENT/ CREDIT BOND FUND
                      Ticker: GBF Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Government/Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit securities that have a remaining maturity of greater than or equal to one year. As of May 31, 2010, there were 5,019 issues in the Underlying Index.

The Underlying Index includes U.S. government and investment grade credit securities that have greater than or equal to one year remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008    6.62%
2009    3.98%



----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.46%.

The best calendar quarter return during the periods shown above was 7.04% in the 4th quarter of 2008; the worst was -1.81% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                            SINCE FUND
                                                                ONE YEAR    INCEPTION
                                                               ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                             3.98%       5.73%
  Return After Taxes on Distributions/1/                          2.67%       4.19%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                       2.56%       3.98%
BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT BOND INDEX
(Index returns do not reflect deductions for fees, expenses,
or taxes)                                                         4.52%       5.70%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation.

The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "GBF".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE.

YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,670,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       PERIOD FROM
                                                                                     JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 101.10         $ 104.30          $101.17          $100.23
                                    --------         --------          -------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               3.65             4.55             4.95             0.72
 Net realized and unrealized
  gain (loss)                           4.84            (3.37)            3.06             0.47
                                    --------         --------          -------          -------
Total from investment
  operations                            8.49             1.18             8.01             1.19
                                    --------         --------          -------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.66)           (4.38)           (4.88)           (0.25)
                                    --------         --------          -------          -------
Total distributions                    (3.66)           (4.38)           (4.88)           (0.25)
                                    --------         --------          -------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 105.93         $ 101.10          $104.30          $101.17
                                    ========         ========          =======          =======
TOTAL RETURN                            8.54%            1.17%            8.22%            1.20%/c/
                                    ========         ========          =======          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $158,892         $111,213          $52,152          $20,233
 Ratio of expenses to
  average net assets/d/                 0.20%            0.20%            0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/d/                             3.52%            4.49%            4.93%            4.84%
 Portfolio turnover rate/e/               52%              46%              36%              10%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 3.0%                                  1                    0.32%
Greater than 2.5% and Less than 3.0%               1                    0.32
Greater than 2.0% and Less than 2.5%               1                    0.32
Greater than 1.5% and Less than 2.0%              13                    4.15
Greater than 1.0% and Less than 1.5%              23                    7.35
Greater than 0.5% and Less than 1.0%             145                   46.33
BETWEEN 0.5% AND -0.5%                           128                   40.89
Less than -0.5% and Greater than -1.0%             1                    0.32
                                                 ---                   -----
                                                 313                  100.00%
                                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  8.54%                       8.06%   9.08%   6.02%    6.10%   6.02%   20.23%   20.51%   20.25%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)














Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-GBF-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                iSHARES(R) BARCLAYS INTERMEDIATE CREDIT BOND FUND

                                  JULY 1, 2010



                                 CIU | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. Intermediate Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                iSHARES(R) BARCLAYS INTERMEDIATE CREDIT BOND FUND
                      Ticker: CIU Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Intermediate Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2010, there were 2,802 issues in the Underlying Index.

The Underlying Index includes investment grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -2.15%
2009   14.72%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 2.19%.

The best calendar quarter return during the periods shown above was 6.98% in the 2nd quarter of 2009; the worst was -5.48% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                            SINCE FUND
                                                                ONE YEAR    INCEPTION
                                                               ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                             14.72%       5.65%
  Return After Taxes on Distributions/1/                          12.75%       3.85%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                        9.49%       3.74%
BARCLAYS CAPITAL U.S. INTERMEDIATE CREDIT BOND INDEX
(Index returns do not reflect deductions for fees, expenses,
or taxes)                                                         15.93%       5.89%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation.

The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CIU".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE.

YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,356,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       PERIOD FROM
                                                                                     JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $    92.81          $102.10         $ 101.17          $100.19
                                  ----------          -------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               4.98             5.03             5.03             0.76
 Net realized and unrealized
  gain (loss)                          10.54            (9.75)            1.04             0.51
                                  ----------          -------         --------          -------
Total from investment
  operations                           15.52            (4.72)            6.07             1.27
                                  ----------          -------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.83)           (4.57)           (5.14)           (0.29)
                                  ----------          -------         --------          -------
Total distributions                    (4.83)           (4.57)           (5.14)           (0.29)
                                  ----------          -------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                          $   103.50          $ 92.81         $ 102.10          $101.17
                                  ==========          =======         ========          =======
TOTAL RETURN                           17.13%           (4.72)%           6.27%            1.27%/c/
                                  ==========          =======         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                          $2,256,309          $649,643        $173,564          $20,233
 Ratio of expenses to
  average net assets/d/                 0.20%            0.20%            0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/d/                             4.98%            5.28%            5.01%            5.16%
 Portfolio turnover rate/e/               21%              19%              28%               4%


-----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 5.5% and Less than 6.0%             1                    0.32%
Greater than 5.0% and Less than 5.5%             1                    0.32
Greater than 4.5% and Less than 5.0%             1                    0.32
Greater than 4.0% and Less than 4.5%             3                    0.96
Greater than 3.5% and Less than 4.0%            10                    3.19
Greater than 3.0% and Less than 3.5%            15                    4.79
Greater than 2.5% and Less than 3.0%            21                    6.71
Greater than 2.0% and Less than 2.5%            42                   13.42
Greater than 1.5% and Less than 2.0%            64                   20.45
Greater than 1.0% and Less than 1.5%            44                   14.06
Greater than 0.5% and Less than 1.0%           102                   32.58
BETWEEN 0.5% AND -0.5%                           9                    2.88
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- -------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -------------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- -------- -------- -------
  17.13%                     14.66%   18.50%   5.98%    6.11%   6.24%   20.07%   20.56%   21.04%


-----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-CIU-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                  iSHARES(R) BARCLAYS INTERMEDIATE GOVERNMENT/
                                CREDIT BOND FUND

                                  JULY 1, 2010




























                                 GVI | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   16
          Financial Highlights...........................   17
          Index Provider.................................   18
          Disclaimers....................................   18
          Supplemental Information.......................   20



"Barclays Capital Inc." and "Barclays Capital U.S. Intermediate
Government/Credit Bond Index" are trademarks Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
          iSHARES(R) BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND
                    Ticker: GVI  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Intermediate Government/Credit Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/
Credit Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of dollar denominated U.S. Treasuries, government-related (I.E. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2010, there were 944 issues in the Underlying Index.

The Underlying Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the

Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   6.02%
2009   4.40%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.44%.

The best calendar quarter return during the periods shown above was 5.42% in the 4th quarter of 2008; the worst was -1.45% in the 2nd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                       SINCE FUND
                                                           ONE YEAR    INCEPTION
                                                          ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                         4.40%       5.81%
  Return After Taxes on Distributions/1/                      3.19%       4.32%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   2.85%       4.08%
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT
BOND INDEX (Index returns do not reflect deductions for
fees, expenses, or taxes)                                     5.24%       5.82%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares.

     As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation.

The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "GVI".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE.

YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,694,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       PERIOD FROM
                                                                                     JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 102.60         $ 105.00         $ 100.81          $100.00
                                    --------         --------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               3.41             4.39             4.82             0.69
 Net realized and unrealized
  gain (loss)                           3.91            (2.54)            4.02             0.40
                                    --------         --------         --------          -------
Total from investment
  operations                            7.32             1.85             8.84             1.09
                                    --------         --------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.44)           (4.25)           (4.65)           (0.28)
                                    --------         --------         --------          -------
Total distributions                    (3.44)           (4.25)           (4.65)           (0.28)
                                    --------         --------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 106.48         $ 102.60         $ 105.00          $100.81
                                    ========         ========         ========          =======
TOTAL RETURN                            7.28%            1.80%            9.07%            1.09%/c/
                                    ========         ========         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $436,584         $307,796         $157,500          $20,161
 Ratio of expenses to
  average net assets/d/                 0.20%            0.20%            0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/d/                             3.26%            4.29%            4.75%            4.65%
 Portfolio turnover rate/e/               80%              29%              30%               2%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 2.5%                                1                    0.32%
Greater than 2.0% and Less than 2.5%             3                    0.96
Greater than 1.5% and Less than 2.0%            12                    3.83
Greater than 1.0% and Less than 1.5%            25                    7.99
Greater than 0.5% and Less than 1.0%           111                   35.46
BETWEEN 0.5% AND -0.5%                         161                   51.44
                                               ---                   -----
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  7.28%                       6.51%   8.24%   6.08%    6.14%   6.12%   20.43%   20.66%   20.58%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)












Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-GVI-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                        iSHARES(R) BARCLAYS MBS BOND FUND

                                  JULY 1, 2010




























                                 MBB | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    6
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. MBS Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

^^

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                        iSHARES(R) BARCLAYS MBS BOND FUND
                      Ticker: MBB Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays MBS Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. "Acquired Fund Fees and Expenses" reflect the Fund's PRO RATA share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value ("NAV") and are not included in the calculation of the ratio of expenses to average net assets shown in the FINANCIAL HIGHLIGHTS section of the Fund's prospectus (the "Prospectus").

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                                       ANNUAL FUND OPERATING EXPENSES
                               (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                                PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                                  TOTAL ANNUAL
                                                      AND                      ACQUIRED FUND        FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER          FEES         OPERATING
                     FEES                             FEES         EXPENSES     AND EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  ---------------  -------------
    0.25%                                            None           None          0.08%            0.33%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $34       $106       $185       $418

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,232% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of investment grade mortgage-backed pass-through securities issued by the Government National Mortgage Association "(GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). The Underlying Index includes fixed-rate mortgage pass-through securities issued by GNMA, FHLMC and FNMA that have 30-, 20-, 15-year maturities as well as hybrid adjustable rate mortgages ("ARMs"). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year, for hybrid ARMs, must be at least one year away from initial reset, must be investment grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in the

Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA.

As of May 31, 2010, approximately 96.2% of the bonds represented in the Underlying Index were U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the GNMA, FNMA, and FHLMC that are backed by pools of mortgages. The Underlying Index is represented by approximately 96.2% fixed-rate mortgages and 3.8% hybrid ARMs. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery, in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

DERIVATIVES RISK. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   7.35%
2009   5.29%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.68%.

The best calendar quarter return during the periods shown above was 3.83% in the 4th quarter of 2008; the worst was -0.77% in the 2nd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                      SINCE FUND
                                                          ONE YEAR    INCEPTION
                                                         ----------  -----------
(INCEPTION DATE: 3/13/2007)
  Return Before Taxes                                       5.29%       6.17%
  Return After Taxes on Distributions/1/                    3.99%       4.60%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                 3.43%       4.34%
BARCLAYS CAPITAL U.S. MBS INDEX (Index returns do not
reflect deductions for fees, expenses, or taxes)            5.89%       6.91%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

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



More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.

DERIVATIVES RISK. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share

NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. While securities issued by GNMA are backed by the full faith and credit of the U.S. government, securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so.

Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund's income.

Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund's income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

In recent years, the market for mortgage-backed securities experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that mortgage-backed securities may continue to be more difficult to value and to dispose of than previously.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread"
- that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "MBB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,834,000       100,000           $ 300               3.0%                  2.0%



----------
* As a percentage of the amount invested and/or redeemed.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                         PERIOD FROM
                                                                       MAR. 13, 2007/A/
                                     YEAR ENDED         YEAR ENDED            TO
                                    FEB. 28, 2010     FEB. 28, 2009     FEB. 29, 2008
                                 ------------------  ---------------  -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $ 104.65          $   102.89         $100.96
                                     ----------        ----------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss)/b/                             (0.11)               1.86            4.28
 Net realized and unrealized
  gain                                   6.63                4.36            1.99
                                     ----------        ----------         --------
Total from investment
  operations                             6.52                6.22            6.27
                                     ----------        ----------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (3.76)              (4.43)          (4.34)
 Net realized gain                      (0.05)/c/           (0.03)              -
                                     ----------        ----------         --------
Total distributions                     (3.81)              (4.46)          (4.34)
                                     ----------        ----------         --------
NET ASSET VALUE, END OF
  PERIOD                             $ 107.36          $   104.65         $102.89
                                     ==========        ==========         ========
TOTAL RETURN                             6.35%               6.24%           6.41%/d/
                                     ==========        ==========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000s)                         $1,792,838          $1,119,777         $401,259
 Ratio of expenses to
  average net assets/e/                  0.25%               0.25%           0.25%
 Ratio of net investment
  income (loss) to average
  net assets/e/                         (0.11)%              1.82%           4.39%
 Portfolio turnover ratef,g              1232%               1341%           1038%



----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.
/c/ Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.
/d/  Not annualized.
/e/  Annualized for periods of less than one year.
/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/g/  Portfolio turnover rates include to-be-announced (TBA) transactions.

Index Provider

The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 1.0% and Less than 1.5%             1                    0.32%
Greater than 0.5% and Less than 1.0%             7                    2.24
BETWEEN 0.5% AND -0.5%                         305                   97.44
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  6.35%                       6.11%   6.67%   6.40%    6.39%   7.05%   20.22%   20.18%   22.39%



----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (3/13/07). The first day of secondary market trading in shares of the Fund was 3/16/07.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)
















Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-MBB-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                  iSHARES(R) BARCLAYS SHORT TREASURY BOND FUND

                                  JULY 1, 2010



























                                 SHV | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   14
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"Barclays Capital Inc." and "Barclays Capital U.S. Short Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                  iSHARES(R) BARCLAYS SHORT TREASURY BOND FUND
                      Ticker: SHV Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays Short Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of May 31, 2010, there were 51 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

DERIVATIVES RISK. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008    2.77%
2009    0.20%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 0.04%.

The best calendar quarter return during the periods shown above was 1.23% in the 1st quarter of 2008; the worst was 0.00% in the 4th quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 1/5/2007)
  Return Before Taxes                                         0.20%       2.69%
  Return After Taxes on Distributions/1/                      0.11%       1.92%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   0.15%       1.84%
BARCLAYS CAPITAL U.S. SHORT TREASURY BOND INDEX (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                        0.37%       2.79%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

DERIVATIVES RISK. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation.

The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "SHV".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S.

dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day.

Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$11,015,000       100,000           $ 250               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                          PERIOD FROM
                                                                                        JAN. 5, 2007/A/
                                    YEAR ENDED         YEAR ENDED        YEAR ENDED           TO
                                  FEB. 28, 2010      FEB. 28, 2009     FEB. 29, 2008     FEB. 28, 2007
                                -----------------  -----------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 110.20           $ 110.25          $ 109.03          $108.57
                                  ----------         ----------          --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               0.28               1.82              4.67             0.74
 Net realized and unrealized
  gain                                  0.05               0.16              0.96             0.03
                                  ----------         ----------          --------          -------
Total from investment
  operations                            0.33               1.98              5.63             0.77
                                  ----------         ----------          --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.35)             (2.02)            (4.39)           (0.31)
 Net realized gain                     (0.00)c,d          (0.01)/c/         (0.02)/c/            -
                                  ----------         ----------          --------          -------
Total distributions                    (0.35)             (2.03)            (4.41)           (0.31)
                                  ----------         ----------          --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 110.18           $ 110.20          $ 110.25          $109.03
                                  ==========         ==========          ========          =======
TOTAL RETURN                            0.27%              1.81%             5.29%            0.72%/e/
                                  ==========         ==========          ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                          $1,928,140         $1,542,806          $749,727          $65,417
 Ratio of expenses to
  average net assets/f/                 0.15%              0.15%             0.15%            0.15%
 Ratio of net investment
  income to average net
  assets/f/                             0.25%              1.65%             4.26%            4.60%
 Portfolio turnover rate/g/              185%               219%              176%              30%


-----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/ Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.
/d/  Rounds to less than $0.01.

/e/  Not annualized.
/f/  Annualized for periods of less than one year.
/g/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
------------------------  ----------------  -------------------------
BETWEEN 0.5% AND -0.5%           312                   99.68%
Less than -0.5%                    1                    0.32
                                 ---                  ------
                                 313                  100.00%
                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*    INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  0.27%                       0.27%   0.45%   2.56%    2.57%   2.66%   8.28%    8.34%   8.64%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)












Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-SHV-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS

                       iSHARES(R) BARCLAYS TIPS BOND FUND

                                  JULY 1, 2010































                                 TIP | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    4
          Management.....................................    5
          Shareholder Information........................    7
          Distribution...................................   14
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19


"Barclays Capital Inc." and "Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                       iSHARES(R) BARCLAYS TIPS BOND FUND
                      Ticker: TIP Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares Barclays TIPS Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L) (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.20%                                            None           None          0.20%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $20       $64        $113       $255




PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. As of May 31, 2010, there were 29 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

INCOME RISK. The Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE

FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2004     8.20%
2005     2.64%
2006     0.31%
2007    11.44%
2008    -2.53%
2009    11.37%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 0.52%.

The best calendar quarter return during the periods shown above was 5.63% in the 1st quarter of 2009; the worst was -3.62% in the 4th quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                                      SINCE FUND
                                                            ONE YEAR    FIVE YEARS    INCEPTION
                                                           ----------  ------------  -----------
(INCEPTION DATE: 12/4/2003)
  Return Before Taxes                                        11.37%        4.49%         5.17%
  Return After Taxes on Distributions/1/                     10.05%        2.83%         3.55%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   7.36%        2.85%         3.47%
BARCLAYS CAPITAL U.S. TREASURY INFLATION PROTECTED
SECURITIES (TIPS) INDEX (SERIES-L) (Index returns do not
reflect deductions for fees, expenses, or taxes)             11.41%        4.63%         5.34%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2003 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INCOME RISK. The Fund's income may decline due to a decline in inflation (or deflation). If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of the U.S. Treasury that are adjusted for inflation, the Fund may be less affected by increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


It is possible that prices throughout the economy may decline over time, resulting in "deflation." If this occurs, the principal and income of inflation-protected bonds held by the Fund would likely decline in price, which could result in losses for the Fund.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV.

If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2003.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread"
- that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "TIP".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the Fund's gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day.

Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE         CREATIONS           REDEMPTIONS
---------------  -----------  -----------------  --------------------  -------------------
$10,570,000       100,000           N/A                  N/A                   N/A


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                   YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 FEB. 28, 2010     FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006
                                ---------------  ----------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $     96.71       $   110.30       $   100.96       $   102.75       $   105.03
                                 -----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  4.04/a/          0.80/a/          5.86/a/          4.08/a/             4.29
 Net realized and unrealized
  gain (loss)                           7.38            (8.70)            8.53            (1.60)           (1.15)
                                 -----------       ----------       ----------       ----------       ----------
Total from investment
  operations                           11.42            (7.90)           14.39             2.48             3.14
                                 -----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.25)           (4.52)           (5.05)           (4.11)           (5.37)
 Return of capital                         -            (1.17)               -            (0.16)           (0.05)
                                 -----------       ----------       ----------       ----------       ----------
Total distributions                    (4.25)           (5.69)           (5.05)           (4.27)           (5.42)
                                 -----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF
  YEAR                           $    103.88       $    96.71       $   110.30       $   100.96       $   102.75
                                 ===========       ==========       ==========       ==========       ==========
TOTAL RETURN                           12.00%           (7.50)%          14.78%            2.56%            3.04%
                                 ===========       ==========       ==========       ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                         $20,100,833      $10,271,118       $6,408,389       $4,129,080       $3,616,667
 Ratio of expenses to
  average net assets                    0.20%            0.20%            0.20%            0.20%            0.20%
 Ratio of net investment
  income to average net
  assets                                3.95%            0.78%            5.71%            4.09%            4.12%
 Portfolio turnover rate/b/               15%              10%              10%              17%              13%


----------
/a/  Based on average shares outstanding throughout the period.

/b/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BTC AND BFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE

SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 1.5% and Less than 2.0%             5                    1.60%
Greater than 1.0% and Less than 1.5%             5                    1.60
Greater than 0.5% and Less than 1.0%            36                   11.50
BETWEEN 0.5% AND -0.5%                         267                   85.30
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                                 AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------
              YEAR ENDED 2/28/10               FIVE YEARS ENDED 2/28/10  INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -----------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- ------- -------- ------
  12.00%                     11.54%   12.24%   4.67%    4.65%   4.81%   5.11%    5.10%   5.26%



                                   CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------------------
            YEAR ENDED 2/28/10              FIVE YEARS ENDED 2/28/10    INCEPTION TO 2/28/10*
------------------------------------------ -------------------------- -------------------------
           NAV            MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- -------- -------- -------- -------- -------- -------- -------
  12.00%                 11.54%   12.24%   25.63%   25.54%   26.48%   36.44%   36.42%   37.72%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (12/4/03). The first day of secondary market trading in shares of the Fund was 12/5/03.

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


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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)















Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-TIP-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


                          iSHARES(R) iBOXX $ HIGH YIELD
                               CORPORATE BOND FUND

                                  JULY 1, 2010


































                                 HYG | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"International Index Company Limited" and "iBoxx(R) $ Liquid High Yield Index" are trademarks of International Index Company Limited licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                          iSHARES(R) iBOXX $ HIGH YIELD
                               CORPORATE BOND FUND
                      Ticker: HYG Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares iBoxx $ High Yield Corporate Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(R) $ Liquid High Yield Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.50%                                            None           None          0.50%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $51       $160       $280       $628

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market value weighted index. There is no limit to the number of issues in the Underlying Index, but as of May 31, 2010 the Underlying Index included approximately 358 constituents.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally will invest at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, as well as in high yield corporate bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in its Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is International Index Company Limited ("IIC"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by Standard & Poor's(R) (a division of The McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch") or "Baa3" by Moody's(R) Investor's Services, Inc. ("Moody's")), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -23.89%
2009   40.68%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 2.82%.

The best calendar quarter return during the periods shown above was 17.05% in the 2nd quarter of 2009; the worst was -15.51% in the 4th quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                              SINCE FUND
                                                                  ONE YEAR    INCEPTION
                                                                 ----------  -----------
(INCEPTION DATE: 4/4/07)
  Return Before Taxes                                               40.68%       2.81%
  Return After Taxes on Distributions/1/                            35.50%      -0.41%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                         25.94%       0.44%
IBOXX(R) $ LIQUID HIGH YIELD INDEX (Index returns do not
reflect deductions for fees, expenses, or taxes)                    44.46%       3.51%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares.

     As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by S&P and Fitch or "Baa3" by Moody's), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.


High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.50%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "HYG".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $8,457,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD FROM
                                                                     APR. 4, 2007/A/
                                    YEAR ENDED       YEAR ENDED            TO
                                  FEB. 28, 2010    FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $    68.49       $   95.31         $  103.03
                                   ----------       ----------        ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                8.31            8.77              7.02
 Net realized and unrealized
  gain (loss)                           17.47          (27.84)            (8.81)
                                   ----------       ----------        ---------
Total from investment
  operations                            25.78          (19.07)            (1.79)
                                   ----------       ----------        ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (8.24)          (7.75)            (5.93)
                                   ----------       ----------        ---------
Total distributions                     (8.24)          (7.75)            (5.93)
                                   ----------       ----------        ---------
NET ASSET VALUE, END OF
  PERIOD                           $    86.03       $   68.49         $   95.31
                                   ==========       =========         =========
TOTAL RETURN                            39.50%         (21.06)%           (1.89)%/c/
                                   ==========       =========         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                           $4,611,414      $2,089,054         $ 352,636
 Ratio of expenses to
  average net assets/d/                  0.50%           0.50%             0.50%
 Ratio of net investment
  income to average net
  assets/d/                             10.30%          11.18%             7.87%
 Portfolio turnover rate/e/                67%             27%               55%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


IIC compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. The company was established in 2001 by a group of global financial institutions and is now owned by Markit Group, a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. IIC is not affiliated with the Trust, BTC, BFA, State Street, the Distributor, or any of their respective affiliates.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY IIC. IIC MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. IIC'S ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF IIC AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY IIC WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. IIC HAS NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. IIC IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. IIC HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. IIC DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND IIC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

IIC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. IIC MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IIC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE

DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than6.0%                                   6                    1.92%
Greater than 5.5% and Less than 6.0%               1                    0.32
Greater than 5.0% and Less than 5.5%               1                    0.32
Greater than 4.5% and Less than 5.0%               6                    1.92
Greater than 4.0% and Less than 4.5%               8                    2.56
Greater than 3.5% and Less than 4.0%              18                    5.75
Greater than 3.0% and Less than 3.5%              13                    4.15
Greater than 2.5% and Less than 3.0%              21                    6.71
Greater than 2.0% and Less than 2.5%              28                    8.95
Greater than 1.5% and Less than 2.0%              61                   19.49
Greater than 1.0% and Less than 1.5%              66                   21.09
Greater than 0.5% and Less than 1.0%              30                    9.58
BETWEEN 0.5% AND -0.5%                            32                   10.21
Less than -0.5% and Greater than -1.0%            11                    3.51
Less than -1.0% and Greater than -1.5%             4                    1.28
Less than -1.5% and Greater than -2.0%             2                    0.64
Less than -2.0%                                    5                    1.60
                                                 ---                  ------
                                                 313                  100.00%
                                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- ------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*    INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ ------------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- ------- -------- -------
  39.50%                     43.59%   42.27%   2.70%    3.05%   3.39%   8.05%    9.11%   10.18%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (4/4/07). The first day of secondary market trading in shares of the Fund was 4/11/07.

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)












Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-HYG-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


             iSHARES(R) iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

                                  JULY 1, 2010




























                                 LQD | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    5
          Management.....................................    5
          Shareholder Information........................    8
          Distribution...................................   15
          Financial Highlights...........................   16
          Index Provider.................................   17
          Disclaimers....................................   17
          Supplemental Information.......................   19



"International Index Company Limited" and "iBoxx(R) $ Liquid Investment
Grade Index" are trademarks of International Index Company Limited licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
             iSHARES(R) iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND
                      Ticker: LQD Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares iBoxx $ Investment Grade Corporate Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(R) $ Liquid
Investment Grade Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.15%                                            None           None          0.15%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $15       $48        $85        $192

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a rules-based index consisting of liquid, U.S. dollar-denominated, investment grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment grade corporate bond market. The Underlying Index is a modified market-value weighted index. There is no limit to the number of issues in the Underlying Index, but as of May 31, 2010 the Underlying Index tracked approximately 682 constituents.

The Underlying Index is a subset of the iBoxx USD Corporate Bond Index, an index of over 682 investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated, SEC-registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Inc., Moody's(R) Investors Services or Standard & Poor's(R), a division of The
McGraw-Hill Companies, Inc.; (iii) are from issuers with at least $3 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index.

The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and at least 95% of its assets in investment grade corporate bonds. The Fund also may invest in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is International Index Company Limited ("IIC"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2003    7.43%
2004    5.93%
2005    1.00%
2006    3.95%
2007    3.72%
2008    -0.34%
2009    12.11%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.79%.

The best calendar quarter return during the periods shown above was 9.02% in the 4th quarter of 2008; the worst was -7.79% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                                        SINCE FUND
                                                                ONE YEAR   FIVE YEARS   INCEPTION
                                                               ---------- ------------ -----------
(INCEPTION DATE: 7/22/2002)
  Return Before Taxes                                             12.11%       4.01%       5.46%
  Return After Taxes on Distributions/1/                           9.87%       2.10%       3.56%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                        7.76%       2.28%       3.54%
IBOXX(R) $ LIQUID INVESTMENT GRADE INDEX (Index returns
do not reflect deductions for fees, expenses, or taxes)           12.79%       4.43%       5.76%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares.

     As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2002 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation.

The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion.

BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2002.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage.

An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "LQD".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,545,000       100,000           $ 500               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 FEB. 28, 2010    FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $     93.78        $  105.21      $   108.00       $   107.20       $   111.08
                                 -----------        ---------      ----------       ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  5.76/a/          5.78/a/         5.79/a/          5.54/a/          5.15
 Net realized and unrealized
  gain (loss)                          11.33           (11.75)          (2.83)            0.68            (3.92)
                                 -----------        ---------      ----------       ----------       ----------
Total from investment
  operations                           17.09            (5.97)           2.96             6.22             1.23
                                 -----------        ---------      ----------       ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (5.69)           (5.46)          (5.75)           (5.42)           (5.11)
                                 -----------        ---------      ----------       ----------       ----------
Total distributions                    (5.69)           (5.46)          (5.75)           (5.42)           (5.11)
                                 -----------        ---------      ----------       ----------       ----------
NET ASSET VALUE, END OF
  YEAR                           $    105.18        $   93.78      $   105.21       $   108.00       $   107.20
                                 ===========        =========      ==========       ==========       ==========
TOTAL RETURN                           18.70%           (5.96)%          3.04%            6.03%            1.12%
                                 ===========        =========      ==========       ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                         $12,190,805       $8,646,439      $3,356,320       $2,872,906       $2,401,378
 Ratio of expenses to
  average net assets                    0.15%            0.15%           0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets                                5.71%            5.96%           5.51%            5.26%            4.75%
 Portfolio turnover rate/b/               79%              48%             95%              89%              71%


----------
/a/  Based on average shares outstanding throughout the period.

/b/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


IIC compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. The company was established in 2001 by a group of global financial institutions and is now owned by Markit Group, a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. IIC is not affiliated with the Trust, BTC, BFA, State Street, the Distributor, or any of their respective affiliates.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY IIC. IIC MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. IIC'S ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF IIC AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY IIC WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. IIC HAS NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. IIC IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. IIC HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. IIC DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND IIC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

IIC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. IIC MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IIC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE

DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 4.0% and Less than 4.5%               3                    0.96%
Greater than 3.5% and Less than 4.0%               2                    0.64
Greater than 3.0% and Less than 3.5%              12                    3.83
Greater than 2.5% and Less than 3.0%              28                    8.95
Greater than 2.0% and Less than 2.5%              38                   12.14
Greater than 1.5% and Less than 2.0%              30                    9.58
Greater than 1.0% and Less than 1.5%              50                   15.97
Greater than 0.5% and Less than 1.0%              61                   19.49
BETWEEN 0.5% AND -0.5%                            83                   26.52
Less than -0.5% and Greater than -1.0%             6                    1.92
                                                 ---                  ------
                                                 313                  100.00%
                                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     PERFORMANCE AS OF FEBRUARY 28, 2010



                                 AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------
              YEAR ENDED 2/28/10               FIVE YEARS ENDED 2/28/10  INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -----------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- ------- -------- ------
  18.70%                     18.38%   19.30%   4.30%    4.26%   4.75%   5.53%    5.54%   5.84%



                                   CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------------------
            YEAR ENDED 2/28/10              FIVE YEARS ENDED 2/28/10    INCEPTION TO 2/28/10*
------------------------------------------ -------------------------- -------------------------
           NAV            MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- -------- -------- -------- -------- -------- -------- -------
  18.70%                 18.38%   19.30%   23.40%   23.17%   26.13%   50.65%   50.73%   54.02%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (7/22/02). The first day of secondary market trading in shares of the Fund was 7/26/02.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)












Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-LQD-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS


               iSHARES(R) JPMORGAN USD EMERGING MARKETS BOND FUND

                                  JULY 1, 2010




























                                 EMB | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    7
          Management.....................................    7
          Shareholder Information........................   10
          Distribution...................................   17
          Financial Highlights...........................   18
          Index Provider.................................   19
          Disclaimers....................................   19
          Supplemental Information.......................   21



"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(R) licensed for use for certain purposes by BlackRock
Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
               iSHARES(R) JPMORGAN USD EMERGING MARKETS BOND FUND
                      Ticker: EMB Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares JPMorgan USD Emerging Markets Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.60%                                            None           None          0.60%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $61       $192       $335       $750

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of May 31, 2010, the Underlying Index consisted of the following 30 countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Egypt, El Salvador, Hungary, Indonesia, Iraq, Ivory Coast, Kazakhstan, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Turkey, Ukraine, Uruguay, Venezuela and Vietnam. As of May 31, 2010, the Underlying Index's five highest weighted countries were Brazil, Mexico, the Philippines, Russia, and Turkey. The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least two years until maturity, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country, and (v) have bid and offer prices that are available on a daily and timely basis - either from an inter-dealer broker or JPMorgan - are considered for inclusion into the Underlying Index. As of May 31, 2010, the Underlying Index consisted of both investment grade and non-investment grade bonds. Convertible bonds are not eligible for inclusion in the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is JPMorgan Chase & Co. ("JPMorgan"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

CURRENCY RISK. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

EMERGING MARKETS RISK. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

GEOGRAPHIC RISK. A natural disaster could occur in a geographic region in which the Fund invests.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by Standard & Poor's(R) (a division of The McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch") or "Baa3" by Moody's(R) Investor's Services, Inc. ("Moody's")), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economies in which the Fund invests.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.

SOVEREIGN OBLIGATIONS RISK. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interests when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of U.S. government debt obligations.

STRUCTURAL RISK. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -11.81%
2009    27.20%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 4.05%.

The best calendar quarter return during the periods shown above was 11.04% in the 2nd quarter of 2009; the worst was -5.80% in the 4th quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                      SINCE FUND
                                                          ONE YEAR    INCEPTION
                                                         ----------  -----------
(INCEPTION DATE: 12/17/2007)
  Return Before Taxes                                      27.20%        6.12%
  Return After Taxes on Distributions/1/                   24.45%        3.95%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                17.48%        3.86%
JPMORGAN EMBI GLOBAL CORE INDEX (Index returns do not
reflect deductions for fees, expenses, or taxes)           28.72%        6.88%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. The Fund's investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund's investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of sovereign and quasi-sovereign entities in a particular market, country, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, country, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Depending on the composition and weighting of the Underlying Index, the Fund's Portfolio may include below investment grade bonds. There is the chance that any of the Fund's holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.


CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.

GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by S&P and Fitch or "Baa3" by Moody's), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. The Fund invests primarily in emerging market bonds and, as a result, the Fund's portfolio may have greater exposure to market risk than a fund that invests in securities of developed markets. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.


SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

STRUCTURAL RISK. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


VALUATION RISK. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.60%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "EMB".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF

SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,147,000       100,000           $ 700               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    DEC. 17, 2007/A/
                                    YEAR ENDED       YEAR ENDED            TO
                                  FEB. 28, 2010    FEB. 28, 2009     FEB. 29, 2008
                                 ---------------  ---------------  -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $    82.17        $ 100.80          $100.32
                                   ----------        --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                5.89            5.83             1.09
 Net realized and unrealized
  gain (loss)                           19.17          (19.17)            0.03
                                   ----------        --------          -------
Total from investment
  operations                            25.06          (13.34)            1.12
                                   ----------        --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (5.72)          (5.29)           (0.64)
                                   ----------        --------          -------
Total distributions                     (5.72)          (5.29)           (0.64)
                                   ----------        --------          -------
NET ASSET VALUE, END OF
  PERIOD                           $   101.51        $  82.17          $100.80
                                   ==========        ========          =======
TOTAL RETURN                            31.34%         (13.68)%           1.10%/c/
                                   ==========        ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                           $1,167,339        $139,685          $40,319
 Ratio of expenses to
  average net assets/d/                  0.60%           0.60%            0.60%
 Ratio of net investment
  income to average net
  assets/d/                              5.97%           6.61%            5.36%
 Portfolio turnover rate/e/                43%             31%              10%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


JPMorgan is the Index Provider for the Underlying Index. JPMorgan is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.


JPMorgan provides financial, economic and investment information to the financial community. JPMorgan calculates and maintains the JPMorgan EMBI Global Core Index, JPMorgan Emerging Markets Bond Index Plus, JPMorgan Emerging Markets Bond Index Global and Emerging Markets Bond Index Global Diversified. Security additions and deletions into the emerging markets bond indexes do not in any way reflect an opinion in the investment merits of the security.

Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY JPMORGAN. JPMORGAN MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. JPMORGAN'S ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF JPMORGAN AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY JPMORGAN WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. JPMORGAN HAS NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. JPMORGAN IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. JPMORGAN HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. JPMORGAN DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND JPMORGAN SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

JPMORGAN MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING

INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 5.0%                                  3                    0.96%
Greater than 4.5% and Less than 5.0%               2                    0.64
Greater than 4.0% and Less than 4.5%               2                    0.64
Greater than 3.5% and Less than 4.0%               1                    0.32
Greater than 3.0% and Less than 3.5%               3                    0.96
Greater than 2.5% and Less than 3.0%              14                    4.47
Greater than 2.0% and Less than 2.5%              26                    8.31
Greater than 1.5% and Less than 2.0%              68                   21.73
Greater than 1.0% and Less than 1.5%              95                   30.35
Greater than 0.5% and Less than 1.0%              56                   17.89
BETWEEN 0.5% AND -0.5%                            34                   10.85
Less than -0.5% and Greater than -1.0%             3                    0.96
Less than -1.0% and Greater than -1.5%             1                    0.32
Less than -1.5% and Greater than -2.0%             2                    0.64
Less than -2.0% and Greater than -2.5%             1                    0.32
Less than -2.5% and Greater than -3.0%             2                    0.64
                                                 ---                  ------
                                                 313                  100.00%
                                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- -------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -------------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- -------- -------- -------
  31.34%                     32.07%   31.76%   6.41%    6.58%   7.13%   14.66%   15.07%   16.39%


----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (12/17/07). The first day of secondary market trading in shares of the Fund was 12/19/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)













Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-EMB-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS
             iSHARES(R) S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND
                                  JULY 1, 2010


























                                 CMF | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    8
          Management.....................................    8
          Shareholder Information........................   11
          Distribution...................................   18
          Financial Highlights...........................   20
          Index Provider.................................   21
          Disclaimers....................................   21
          Supplemental Information.......................   23



"Standard & Poor's(R)," "S&P(R)" and "S&P California AMT-Free Municipal Bond Index(TM)" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
             iSHARES(R) S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND
                      Ticker: CMF Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares S&P California AMT-Free Municipal Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P California AMT-Free Municipal Bond Index(TM) (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.25%                                            None           None          0.25%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $26       $80        $141       $318

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the investment grade segment of the California municipal bond market. As of May 31, 2010, there were 1,482 issues in the Underlying Index.

The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond Index(TM) and is comprised of municipal bonds issued in the State of California. The Underlying Index includes municipal bonds from issuers in the State of California that are California state or local governments or agencies whose interest payments are exempt from U.S. federal and California state income taxes and the federal alternative minimum tax ("AMT"), as determined by the index provider in accordance with its methodology. Each bond must have a rating of at least BBB- by Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"), Baa3 by Moody's(R) Investors Service, Inc. ("Moody's"), or BBB- by Fitch, Inc. ("Fitch"). Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the offering's original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index and generally invests 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds affiliated with BFA), as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (due to factors such as index reconstitutions, additions and deletions). The Fund generally holds municipal bond securities issued by the State of California and its municipalities whose interest payments are exempt from U.S. federal and California state income tax, the federal AMT and, effective beginning in 2013, a federal Medicare contribution tax of 3.8% on "net investment income," including dividends, interest and capital gains. In addition, the Fund intends to invest any cash assets in one or more municipal money market funds.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is S&P. Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALIFORNIA STATE MUNICIPAL SECURITIES RISK. California-specific risk is the risk that a fund that invests more than 25% of its assets in California municipal instruments will be more exposed to the negative political, economic and statutory factors within the State of California than a fund that invests more widely.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013).

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -1.42%
2009   10.19%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.46%.

The best calendar quarter return during the periods shown above was 8.29% in the 3rd quarter of 2009; the worst was -3.34% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 10/4/2007)
  Return Before Taxes                                        10.19%      4.37%
  Return After Taxes on Distributions/1/                     10.19%      4.36%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   8.05%      4.25%
S&P CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX(TM) (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                       10.34%      3.49%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CALIFORNIA STATE MUNICIPAL SECURITIES RISK. California-specific risk is the risk that a fund that invests more than 25% of its assets in California municipal instruments will be more exposed to the negative political, economic and statutory factors within the State of California than a fund that invests more widely. The economy of the State of California (the "State" or "California"), which is the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services. The State has a population of about 38.5 million, which has been growing at a 1-2% annual rate for several decades.

California's economy mirrors the national economy in many respects, and like the nation as a whole, California's economy has been mired in a deep recession, marked by falling home prices, worsening credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. Many regions in California, particularly in and near the Central Valley, have suffered particularly large impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices. The unemployment rate in April 2010 was 12.6 percent, over double the rate from the start of 2008. However, since the beginning of 2010, there have been signs that the State economy is slowly improving. New home construction has started to rise after a long, steady decline from 2006 through 2009, housing prices have risen and the pace of housing sales have stabilized at a sustainable rate. The State Department of Finance projects modest economic growth in 2010, followed by moderate economic growth in 2011.

The economic recession had a profound, negative impact on State and local government revenues. Since the start of 2008, the State, as the rest of the nation, has been experiencing the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The State Legislature and the Governor have had to adopt three major budget plans, covering both fiscal years 2008-09 and 2009-10, in less than 11 months as a response to continuing deterioration in the State's fiscal condition. In the course of adopting these three budget plans, the State Legislature enacted some $60 billion in budget "solutions," including some revenue increases and borrowings, but consisting primarily of expenditure reductions, which have affected almost all parts of State government, education, social services and other programs funded by the State. The May Revision to the Proposed 2010-11 Governor's Budget addresses the new estimated budget gap of $17.9 billion through the end of fiscal year 2010-11 and provides for a $1.2 billion reserve in the General Fund through a combination of spending reductions, additional federal funds, alternative funding and fund shifts. Several key assumptions in recent budgets have not been realized and the State's budgetary plan continues to be based on a number of assumptions which may not be realized. In addition, the State Legislature failed to adopt a State budget for fiscal year 2010-11 by June 15, 2010, as required by the State Constitution.

A large part of the State's annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State general obligation bonds are, as of June 2010, rated "A1" by Moody's, "A-" by S&P, and "A-" by Fitch. These ratings are among the lowest of any of the 50 states.

The State's access to the capital markets was virtually closed down in the second half of 2008 and into 2009 as a consequence of the turmoil in the credit markets starting in mid-2008 and the State's own deteriorating financial condition. While the State reentered the markets in March 2009, following the enactment of the initial budget for fiscal year 2009-10, it is not known how much capacity exists to purchase State bonds at reasonable rates. Another consequence of these developments was that by late 2008, the State's cash position became very tight, resulting in a freeze on construction of bond-funded projects around the State in December 2008. Furthermore, in February 2009, the State Controller deferred making payments on several billion dollars of obligations, including tax refunds, vendor payments, and some payments to counties for social service costs. With the enactment of the amended budget for fiscal year 2009-10, the State was able to temporarily relieve its cash shortfall, but cash flow shortfalls quickly reemerged. By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (or "IOUs") in lieu of checks which could be cashed immediately to make payments of certain of the State's obligations. This was only the second time that the State had issued IOUs since the Great Depression. While the IOUs were called for redemption in late 2009, the State Controller has indicated that cash pressures will continue to exist. The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional "IOUs," but such access cannot be assured. However, the State Controller has indicated that under virtually any circumstances, debt service on State bonds will be paid.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development are all adversely impacted by the current economic recession. One California city, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the U.S. federal Bankruptcy Code, and other cities have indicated they, too, are facing severe fiscal conditions.

For more information about California municipal instruments, see the Fund's
SAI.


CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of types, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or types. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the security could decline significantly in value.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal or California income taxes, the AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013). The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA will rely on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the IRS will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and California income taxes, the federal AMT and the federal Medicare tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare tax.

Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax, federal AMT or the federal Medicare tax. U.S. federal or state changes in income, federal AMT or the federal Medicare tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or as a result of certain features of index construction that pose challenges in light of tax and regulatory considerations. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).


Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/ Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CMF".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.


Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.

TAXES ON DISTRIBUTIONS

FEDERAL. Dividends paid by the Fund that are properly designated as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly designates such dividends as tax-exempt interest dividends.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions taxable as ordinary income or capital gains will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013 for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.


CALIFORNIA. To the extent that the Fund's exempt-interest dividends are derived from California tax-free investments, they generally will be free from California personal income taxes, subject to certain percentage holding limitations applicable to the Fund (as described in greater detail in the SAI). Corporate taxpayers should note that the Fund's exempt-interest dividends and other distributions are not exempt from California franchise taxes. In addition, interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund generally will not be deductible for California personal income tax purposes.


TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of

Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,742,000       100,000           $ 250               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD FROM
                                                                     OCT. 4, 2007/A/
                                    YEAR ENDED       YEAR ENDED            TO
                                  FEB. 28, 2010    FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 102.14         $  99.40         $  103.40
                                    --------         --------         ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               4.11             3.83              1.53
 Net realized and unrealized
  gain (loss)                           3.66             2.48             (4.36)
                                    --------         --------         ---------
Total from investment
  operations                            7.77             6.31             (2.83)
                                    --------         --------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.00)           (3.57)            (1.17)
                                    --------         --------         ---------
Total distributions                    (4.00)           (3.57)            (1.17)
                                    --------         --------         ---------
NET ASSET VALUE, END OF
  PERIOD                            $ 105.91         $ 102.14         $   99.40
                                    ========         ========         =========
TOTAL RETURN                            7.74%            6.43%            (2.78)%/c/
                                    ========         ========         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $201,235         $132,783         $  59,638
 Ratio of expenses to
  average net assets/d/                 0.25%            0.25%             0.25%
 Ratio of net investment
  income to average net
  assets/d/                             3.96%            3.79%             3.63%
 Portfolio turnover rate/e/               16%              24%               19%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index(TM), which includes the S&P 500(R) for the U.S., the S&P Europe 350 Index(TM) for Continental Europe and the U.K., the S&P/TOPIX 150 Index(TM) for Japan, the S&P Asia 50 Index(TM), the S&P/TSX 60 Index(TM) for Canada, the S&P/ASX 50 Index(TM), and the S&P Latin America 40 Index(TM). S&P also publishes the S&P MidCap 400 Index(TM), S&P SmallCap 600 Index(TM), S&P Composite 1500(R) and S&P REIT Composite Index(TM) for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index(TM) Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 4.0%                                  1                   0.32%
Greater than 3.5% and Less than 4.0%               1                   0.32
Greater than 3.0% and Less than 3.5%               6                   1.92
Greater than 2.5% and Less than 3.0%               9                   2.88
Greater than 2.0% and Less than 2.5%              22                   7.03
Greater than 1.5% and Less than 2.0%              31                   9.90
Greater than 1.0% and Less than 1.5%              42                  13.42
Greater than 0.5% and Less than 1.0%              93                  29.71
BETWEEN 0.5% AND -0.5%                           102                  32.58
Less than -0.5% and Greater than -1.0%             4                   1.28
Less than -1.0%                                    2                   0.64
                                                 ---                 ------
                                                 313                 100.00%
                                                 ===                 ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*    INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ ------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- ------
  7.74%                       7.26%   7.84%   4.63%    4.72%   3.88%   11.51%   11.74%   9.59%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (10/4/07). The first day of secondary market trading in shares of the Fund was 10/5/07.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)













Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-CMF-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS
              iSHARES(R) S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND
                                  JULY 1, 2010

























                                 MUB | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    6
          Management.....................................    6
          Shareholder Information........................    9
          Distribution...................................   16
          Financial Highlights...........................   18
          Index Provider.................................   19
          Disclaimers....................................   19
          Supplemental Information.......................   21



"Standard & Poor's(R)," "S&P(R)" and "S&P National AMT-Free Municipal Bond Index(TM)" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
              iSHARES(R) S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND
                      Ticker: MUB Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares S&P National AMT-Free Municipal Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index(TM) (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.25%                                            None           None          0.25%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $26       $80        $141       $318

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2010, there were 8,274 issues in the Underlying Index.

The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on the bond is exempt from U.S. federal income taxes and the federal alternative minimum tax ("AMT"), as determined by the index provider in accordance with its methodology. Each bond must have a rating of at least BBB-by Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"), Baa3 by Moody's Investors Service, Inc., or BBB- by Fitch, Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the offering's original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index and generally invests 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds affiliated with BFA), as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as index reconstitutions, additions and deletions). The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT and, effective beginning in 2013, a federal Medicare contribution tax of 3.8% on "net investment income," including dividends, interest and capital gains. In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is S&P. Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013).

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -0.94%
2009   10.58%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.17%.

The best calendar quarter return during the periods shown above was 7.04% in the 3rd quarter of 2009; the worst was -3.69% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 9/7/2007)
  Return Before Taxes                                        10.58%        4.71%
  Return After Taxes on Distributions/1/                     10.59%        4.71%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   8.26%        4.55%
S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEX(TM) (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                       12.20%        4.36%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of types, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or types. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the security could decline significantly in value.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013). The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the IRS will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes, the federal AMT and the federal Medicare tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare tax.

Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "MUB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.

TAXES ON DISTRIBUTIONS. Dividends paid by the Fund that are properly designated as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly designates such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions taxable as ordinary income or capital gains will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013 for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January however, may be treated as paid on December 31 of the prior year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.

If the Fund's distributions exceed its net tax-exempt income, its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
$10,449,000       100,000           $ 400               3.0%                  2.0%



----------
* As a percentage of the amount invested and/or redeemed.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                         PERIOD FROM
                                                                       SEP. 7, 2007/A/
                                     YEAR ENDED        YEAR ENDED            TO
                                   FEB. 28, 2010     FEB. 28, 2009      FEB. 29, 2008
                                 -----------------  ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $    99.18        $    96.48        $  100.30
                                    ----------        ----------        ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                 3.82              3.77             1.74
 Net realized and unrealized
  gain (loss)                             4.27              2.45            (4.08)
                                    ----------        ----------        ---------
Total from investment
  operations                              8.09              6.22            (2.34)
                                    ----------        ----------        ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                   (3.72)            (3.52)           (1.48)
                                    ----------        ----------        ---------
Total distributions                      (3.72)            (3.52)           (1.48)
                                    ----------        ----------        ---------
NET ASSET VALUE, END OF
  PERIOD                            $   103.55        $    99.18        $   96.48
                                    ==========        ==========        =========
TOTAL RETURN                              8.27%             6.53%           (2.36)%/c/
                                    ==========        ==========        =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $1,698,153        $1,021,581        $ 356,983
 Ratio of expenses to
  average net assets/d/                   0.25%             0.25%            0.25%
 Ratio of expenses to
  average net assets prior
  to waived fees/d/                        n/a              0.26%            0.30%
 Ratio of net investment
  income to average net
  assets/d/                               3.75%             3.84%            3.62%
 Portfolio turnover rate/e/                  8%               14%               8%



----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.
/c/  Not annualized.
/d/  Annualized for periods of less than one year.
/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index(TM), which includes the S&P 500(R) for the U.S., the S&P Europe 350 Index(TM) for Continental Europe and the U.K., the S&P/TOPIX 150 Index(TM) for Japan, the S&P Asia 50 Index(TM), the S&P/TSX 60 Index(TM) for Canada, the S&P/ASX 50 Index(TM), and the S&P Latin America 40 Index(TM). S&P also publishes the S&P MidCap 400 Index(TM), S&P SmallCap 600 Index(TM), S&P Composite 1500(R) and S&P REIT Composite Index(TM) for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index(TM) Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 3.0% and Less than 3.5%               2                    0.64%
Greater than 2.5% and Less than 3.0%               2                    0.64
Greater than 2.0% and Less than 2.5%               3                    0.96
Greater than 1.5% and Less than 2.0%               3                    0.96
Greater than 1.0% and Less than 1.5%              19                    6.07
Greater than 0.5% and Less than 1.0%              73                   23.32
BETWEEN 0.5% AND -0.5%                           204                   65.17
Less than -0.5% and Greater than -1.0%             5                    1.60
Less than -1.0% and Greater than -1.5%             1                    0.32
Less than -1.5% and Greater than -2.0%             1                    0.32
                                                 ---                  ------
                                                 313                  100.00%
                                                 ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  8.27%                       7.89%   9.27%   4.91%    4.95%   4.64%   12.63%   12.73%   11.91%



----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (9/7/07). The first day of secondary market trading in shares of the Fund was 9/10/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                              FOR MORE INFORMATION:
                                 WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)













Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-MUB-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS
           iSHARES(R) S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND
                                  JULY 1, 2010

























                                 NYF | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    7
          Management.....................................    7
          Shareholder Information........................   10
          Distribution...................................   17
          Financial Highlights...........................   18
          Index Provider.................................   19
          Disclaimers....................................   19
          Supplemental Information.......................   21



"Standard & Poor's(R)," "S&P(R)" and "S&P New York AMT-Free Municipal Bond Index(TM)" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
              iSHARES(R) S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND
                      Ticker: NYF Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares S&P New York AMT-Free Municipal Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P New York AMT-Free Municipal Bond Index(TM) (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.25%                                            None            None         0.25%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $26       $80        $141       $318

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the investment grade segment of the New York municipal bond market. As of May 31, 2010, there were 1,448 issues in the Underlying Index.

The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond Index(TM) and is comprised of municipal bonds issued in the State of New York. The Underlying Index includes municipal bonds from issuers in the State of New York that are New York state or local governments or agencies whose interest payments are exempt from U.S. federal and New York state income taxes and the federal alternative minimum tax ("AMT"), as determined by the index provider in accordance with its methodology. Each bond must have a rating of at least BBB-by Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"), Baa3 by Moody's(R) Investors Service, Inc., or BBB-by Fitch, Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the offering's original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index and generally invests 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds affiliated with BFA), as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (due to factors such as index reconstitutions, additions and deletions). The Fund generally holds municipal bond securities issued by the State of New York and its municipalities whose interest payments are exempt from U.S. federal and New York state income tax, the federal AMT and, effective beginning in 2013, a federal Medicare contribution tax of 3.8% on "net investment income," including dividends, interest and capital gains. In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is S&P. Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.

NEW YORK MUNICIPAL SECURITIES RISK. Because the fund invests substantially in New York municipal instruments, it is more exposed to negative political, economic and statutory factors within the State of New York than a fund that invests more widely.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013).

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -1.99%
2009   11.58%



----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 1.07%.

The best calendar quarter return during the periods shown above was 6.45% in the 3rd quarter of 2009; the worst was -4.16% in the 3rd quarter of 2008.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2009)




                                                                        SINCE FUND
                                                            ONE YEAR    INCEPTION
                                                           ----------  -----------
(INCEPTION DATE: 10/4/2007)
  Return Before Taxes                                        11.58%       4.67%
  Return After Taxes on Distributions/1/                     11.58%       4.67%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                   8.92%       4.53%
S&P NEW YORK AMT-FREE MUNICIPAL BOND INDEX(TM) (Index
returns do not reflect deductions for fees, expenses, or
taxes)                                                       12.88%       4.86%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2007 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund


This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of types, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or types. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.


Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the security could decline significantly in value.

NEW YORK STATE MUNICIPAL SECURITIES RISK. The Fund will invest primarily in municipal securities issued by or on behalf of the State of New York. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities than is a municipal securities fund that invests more widely. Such risks include, but are not limited to, the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For more information on the risks associated with New York municipal instruments, see the SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS section of the Fund's SAI.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal or New York State or City income taxes, the AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013). The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA will rely on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the IRS will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and New York income taxes and from the federal AMT and from the federal Medicare tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare tax.

Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax or federal AMT purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax, AMT or the federal Medicare tax. U.S. federal or state changes in income, federal AMT or the federal Medicare tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).


Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/

Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information


ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "NYF".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time.

The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.


Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.

TAXES ON DISTRIBUTIONS

FEDERAL. Dividends paid by the Fund that are properly designated as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly designates such dividends as tax-exempt interest dividends.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions taxable as ordinary income or capital gains will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013 for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.

NEW YORK. To the extent that the Fund's interest income dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, such dividends will be exempt from New York State and New York City personal income taxes. Distributions of the Fund to corporate taxpayers are not exempt from the New York State corporation franchise tax or the New York City general corporation tax. In addition, interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund generally will not be deductible for New York State personal income tax purposes.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:




                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $5,251,000        50,000           $ 250               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD FROM
                                                                     OCT. 4, 2007/A/
                                    YEAR ENDED       YEAR ENDED            TO
                                  FEB. 28, 2010    FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $ 99.78          $ 98.09         $  101.51
                                     -------          -------         ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               3.82             3.91              1.56
 Net realized and unrealized
  gain (loss)                           4.55             1.54             (3.77)
                                     -------          -------         ---------
Total from investment
  operations                            8.37             5.45             (2.21)
                                     -------          -------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.77)           (3.76)            (1.21)
                                     -------          -------         ---------
Total distributions                    (3.77)           (3.76)            (1.21)
                                     -------          -------         ---------
NET ASSET VALUE, END OF
  PERIOD                             $104.38          $ 99.78         $   98.09
                                     =======          =======         =========
TOTAL RETURN                            8.52%            5.65%            (2.20)%/c/
                                     =======          =======         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                             $67,844          $39,911         $  19,619
 Ratio of expenses to
  average net assets/d/                 0.25%            0.25%             0.25%
 Ratio of net investment
  income to average net
  assets/d/                             3.73%            3.95%             3.77%
 Portfolio turnover rate/e/                1%              30%               17%


----------
/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.

/c/  Not annualized.
/d/  Annualized for periods of less than one year.

/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index(TM), which includes the S&P 500(R) for the U.S., the S&P Europe 350 Index(TM) for Continental Europe and the U.K., the S&P/TOPIX 150 Index(TM) for Japan, the S&P Asia 50 Index(TM), the S&P/TSX 60 Index(TM) for Canada, the S&P/ASX 50 Index(TM), and the S&P Latin America 40 Index(TM). S&P also publishes the S&P MidCap 400 Index(TM), S&P SmallCap 600 Index(TM), S&P Composite 1500(R) and S&P REIT Composite Index(TM) for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index(TM) Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS    PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than6.0%                                11                    3.51%
Greater than 5.5% and Less than 6.0%             2                    0.64
Greater than 5.0% and Less than 5.5%             3                    0.96
Greater than 4.5% and Less than 5.0%             4                    1.28
Greater than 4.0% and Less than 4.5%            11                    3.51
Greater than 3.5% and Less than 4.0%             1                    0.32
Greater than 3.0% and Less than 3.5%             4                    1.28
Greater than 2.5% and Less than 3.0%            17                    5.43
Greater than 2.0% and Less than 2.5%            18                    5.75
Greater than 1.5% and Less than 2.0%            54                   17.25
Greater than 1.0% and Less than 1.5%            58                   18.53
Greater than 0.5% and Less than 1.0%            53                   16.93
BETWEEN 0.5% AND -0.5%                          77                   24.61
                                               ---                  ------
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2010



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
  8.52%                       6.65%   9.64%   4.87%    4.87%   5.12%   12.12%   12.13%   12.76%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (10/4/07). The first day of secondary market trading in shares of the Fund was 10/5/07.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)














Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-NYF-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS
         iSHARES(R) S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND
                                  JULY 1, 2010

























                                 SUB | NYSE Arca


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    6
          Management.....................................    6
          Shareholder Information........................    9
          Distribution...................................   17
          Financial Highlights...........................   18
          Index Provider.................................   19
          Disclaimers....................................   19
          Supplemental Information.......................   21



"Standard & Poor's(R)," "S&P(R)" and "S&P Short Term National AMT-Free Municipal Bond Index(TM)" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
         iSHARES(R) S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND
                      Ticker: SUB Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares S&P Short Term National AMT-Free Municipal Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Short Term National AMT-Free Municipal Bond Index(TM) (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.25%                                            None           None          0.25%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $26       $80        $141       $318

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index measures the performance of the short-term investment-grade segment of the U.S. municipal bond market. As of May 31, 2010, there were 1,853 issues in the Underlying Index.

The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax ("AMT") and, effective beginning in 2013, a federal excise tax of 3.8% on "net investment income" including dividends, interest and capital gains, as determined by the index provider in accordance with its methodology. Each bond must have a rating of at least BBB- by Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"), Baa3 by Moody's(R) Investors Service, Inc., or BBB- by Fitch,
Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index.

The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in securities of its Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps, as well as cash and cash equivalents, including shares of municipal money market funds affiliated with BFA.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is S&P. Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013).

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section of the Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2009   4.33%




----------
     /1/ The Fund's total return for the three months ended March 31, 2010 was 0.15%.

The best calendar quarter return during the period shown above was 1.67% in the 1st quarter of 2009; the worst was 0.48% in the 2nd quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2009)




                                                                          SINCE FUND
                                                              ONE YEAR    INCEPTION
                                                             ----------  -----------
(INCEPTION DATE: 11/5/2008)
  Return Before Taxes                                           4.33%       5.34%
  Return After Taxes on Distributions/1/                        4.33%       5.34%
  Return After Taxes on Distributions and Sale of Fund
  Shares/1/                                                     3.34%       4.78%
S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND
INDEX(TM) (Index returns do not reflect deductions for
fees, expenses, or taxes)                                       4.59%       5.61%



----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2008 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

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



More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects its Underlying Index's concentration in the securities of issuers in a particular market, industry, group of types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of types, sector or asset class.

CREDIT RISK. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level or share price.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or types. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the security could decline significantly in value.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the AMT or the federal Medicare contribution tax of 3.8% on "net investment income" (effective beginning in 2013). The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the IRS will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes, the federal AMT and the federal Medicare tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare tax.

Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2007.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "SUB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.

TAXES ON DISTRIBUTIONS. Dividends paid by the Fund that are properly designated as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly designates such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions taxable as ordinary income or capital gains will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013 for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January however, may be treated as paid on December 31 of the prior year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.

If the Fund's distributions exceed its net tax-exempt income, its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the

Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $5,264,500        50,000           $ 100               3.0%                  2.0%



----------
* As a percentage of the amount invested and/or redeemed.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     PERIOD FROM
                                                   NOV. 5, 2008/A/
                                    YEAR ENDED           TO
                                  FEB. 28, 2010     FEB. 28, 2009
                                 ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 103.06          $100.50
                                    --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               1.50             0.75
 Net realized and unrealized
  gain                                  2.30             2.31
                                    --------          -------
Total from investment
  operations                            3.80             3.06
                                    --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (1.46)           (0.50)
                                    --------          -------
Total distributions                    (1.46)           (0.50)
                                    --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 105.40          $103.06
                                    ========          =======
TOTAL RETURN                            3.72%            3.00%/c/
                                    ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $300,403          $41,225
 Ratio of expenses to
  average net assets/d/                 0.25%            0.25%
 Ratio of net investment
  income to average net
  assets/d/                             1.44%            2.32%
 Portfolio turnover rate/e/               22%               3%



----------

/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.
/c/  Not annualized.
/d/  Annualized for periods of less than one year.
/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index(TM), which includes the S&P 500(R) for the U.S., the S&P Europe 350 Index(TM) for Continental Europe and the U.K., the S&P/TOPIX 150 Index(TM) for Japan, the S&P Asia 50 Index(TM), the S&P/TSX 60 Index(TM) for Canada, the S&P/ASX 50 Index(TM), and the S&P Latin America 40 Index(TM). S&P also publishes the S&P MidCap 400 Index(TM), S&P SmallCap 600 Index(TM), S&P Composite 1500(R) and S&P REIT Composite Index(TM) for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index(TM) Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BTC AND BFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BTC, BFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS    PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 4.5%                                1                    0.32%
Greater than 4.0% and Less than 4.5%             3                    0.96
Greater than 3.5% and Less than 4.0%             8                    2.56
Greater than 3.0% and Less than 3.5%            13                    4.15
Greater than 2.5% and Less than 3.0%            39                   12.46
Greater than 2.0% and Less than 2.5%            26                    8.31
Greater than 1.5% and Less than 2.0%            23                    7.35
Greater than 1.0% and Less than 1.5%            37                   11.82
Greater than 0.5% and Less than 1.0%            57                   18.21
BETWEEN 0.5% AND -0.5%                         106                   33.86
                                               ---                   -----
                                               313                  100.00%
                                               ===                  ======

II. Total Return Information

The tables that follow present information about the total return of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*    INCEPTION TO 2/28/10*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  3.72%                       3.32%    4.38%   5.15%    5.23%   5.46%   6.85%    6.95%   7.26%



----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (11/5/08). The first day of secondary market trading in shares of the Fund was 11/7/08.

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                              FOR MORE INFORMATION:

                                 WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)











Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-SUB-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                         2010 PROSPECTUS TO SHAREHOLDERS

       iSHARES(R) S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND

                                  JULY 1, 2010

























                                  ISHG | NASDAQ


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    7
          Management.....................................    7
          Shareholder Information........................   10
          Distribution...................................   17
          Financial Highlights...........................   18
          Index Provider.................................   19
          Disclaimers....................................   19
          Supplemental Information.......................   22



"Standard & Poor's(R)," and "S&P(R)" are registered trademarks and servicemarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC") and certain BTC affiliates. iShares(R) is a registered trademark of BTC.

"Citigroup" is a registered trademark and servicemark of Citigroup Inc. or its affiliates and is licensed for use for certain purposes by Standard & Poor's, BTC and certain BTC affiliates. Reproduction of Citigroup data and information in any form is prohibited except with the prior written permission of S&P or Citigroup Index LLC ("Citigroup").

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
       iSHARES(R) S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND
                       Ticker: ISHG Stock Exchange: NASDAQ

INVESTMENT OBJECTIVE

The iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.35%                                            None           None          0.35%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $36       $113       $197       $443

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. that have a remaining maturity of greater than one year and less than or equal to three years. The methodology is designed to balance the weighting of each country within the Underlying Index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of May 31, 2010, the Underlying Index included securities issued by governments in the following 19 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index or in depository receipts that correspond to the economic characteristics of securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, not included in the Underlying Index, but which BFA believes will help the Fund track its

Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

CURRENCY RISK. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

GEOGRAPHIC RISK. A natural disaster could occur in a geographic region in which the Fund invests.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by S&P and Fitch, Inc. ("Fitch") or "Baa3" by Moody's(R) Investor's Services, Inc. ("Moody's")), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to ASIAN ECONOMIC RISK, EUROPEAN ECONOMIC RISK and JAPANESE ECONOMIC RISK.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.

SOVEREIGN OBLIGATIONS RISK. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interests when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of U.S. government debt obligations.

STRUCTURAL RISK. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2009 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on The NASDAQ Stock Market LLC ("NASDAQ"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asian region as well as on trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on other Asian economies.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. The Fund's investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund's investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of sovereign and quasi-sovereign entities in a particular market, country, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, country, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Depending on the composition and weighting of the Underlying Index, the Fund's Portfolio may include below investment grade bonds. There is the chance that any of the Fund's holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.


EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and major trading partners outside Europe.


GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.


HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by S&P and Fitch or "Baa3" by Moody's), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.


JAPANESE ECONOMIC RISKS. Investments in securities issued by Japan may be subject to additional risks.

[] POLITICAL RISK. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund's investments.

[] LARGE GOVERNMENT DEBT RISK. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

[] CURRENCY RISK. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

[] LABOR RISK. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.


SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of corporate debt obligations. These risks may be more pronounced with respect to non-U.S. sovereign debt than with respect to U.S. government debt.

STRUCTURAL RISK. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


VALUATION RISK. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.35%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and

BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2009.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.


Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "ISHG".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NASDAQ.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge up to the maximum amount shown below to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $9,530,000       100,000           $ 700               3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     PERIOD FROM
                                                   JAN. 21, 2009/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2010     FEB. 28, 2009
                                 ---------------  -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  92.38         $   95.47
                                    --------         ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               0.99              0.11
 Net realized and unrealized
  gain (loss)                          10.09             (3.20)
                                    --------         ---------
Total from investment
  operations                           11.08             (3.09)
                                    --------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (1.29)                -
                                    --------         ---------
Total distributions                    (1.29)                -
                                    --------         ---------
NET ASSET VALUE, END OF
  PERIOD                            $ 102.17         $   92.38
                                    ========         =========
TOTAL RETURN                           11.84%            (3.12)%/c/
                                    ========         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $122,608         $   9,238
 Ratio of expenses to
  average net assets/d/                 0.35%             0.35%
 Ratio of net investment
  income to average net
  assets/d/                             0.94%             1.09%
 Portfolio turnover rate/e/              115%               23%


----------
/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.
/c/  Not annualized.
/d/  Annualized for periods of less than one year.


/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index(TM), which includes the S&P 500(R) for the U.S., the S&P Europe 350 Index(TM) for Continental Europe and the U.K., the S&P/TOPIX 150 Index(TM) for Japan, the S&P Asia 50 Index(TM), the S&P/TSX 60 Index(TM) for Canada, the S&P/ASX 50 Index(TM), and the S&P Latin America 40 Index(TM). S&P also publishes the S&P MidCap 400 Index(TM), S&P SmallCap 600 Index(TM), S&P Composite 1500(R) and S&P REIT Composite Index(TM) for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index(TM) Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.


Citigroup Index LLC calculates and maintains the S&P/Citigroup International Treasury Bond Index(TM) Ex-US 1-3 Year on behalf of S&P.


BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR CITIGROUP OR THEIR AFFILIATES. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE FUND TO TRACK THE PRICE AND YIELD PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF UNDERLYING INDEX TO TRACK GENERAL BOND MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE TRUST, BTC OR BFA IS THE LICENSING OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF S&P AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED, AND CALCULATED BY S&P WITHOUT REGARD TO THE TRUST, BTC OR BFA. CITIGROUP'S ONLY RELATIONSHIP TO THE TRUST, BTC, OR BFA IS THE LICENSING OF CERTAIN INFORMATION, DATA, TRADEMARKS AND TRADE NAMES OF CITIGROUP AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CITIGROUP WITHOUT REGARD TO THE TRUST, BTC OR BFA. S&P AND CITIGROUP HAVE NO OBLIGATION TO TAKE THE NEEDS OF BTC OR THE OWNERS OR PROSPECTIVE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. NEITHER S&P NOR CITIGROUP IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE SHARES TO BE ISSUED BY THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES TO BE ISSUED BY THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES TO BE ISSUED BY THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND CITIGROUP AND THEIR AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

NEITHER S&P, NOR CITIGROUP, NOR ANY OF THEIR AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, CITIGROUP AND THEIR AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P OR CITIGROUP MARKS, THE S&P INDEXES, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR AS TO RESULTS TO BE OBTAINED BY THEIR LICENSEES, SUBLICENSEES OR OWNERS OF SHARES OF THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS THIRD PARTY LICENSOR CITIGROUP, OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. IN NO EVENT WHATSOEVER SHALL S&P'S THIRD PARTY LICENSOR CITIGROUP, OR ANY OF ITS AFFILIATES, BE LIABLE FOR ANY DAMAGES HEREUNDER, EVEN IF CITIGROUP OR ANY SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NASDAQ. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NASDAQ HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.


Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2009 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                     NUMBER OF DAYS    PERCENTAGE OF TOTAL DAYS
----------------------------------------  ----------------  -------------------------
Greater than 2.0% and Less than 2.5%               1                    0.40%
Greater than 1.5% and Less than 2.0%               7                    2.78
Greater than 1.0% and Less than 1.5%              74                   29.37
Greater than 0.5% and Less than 1.0%              47                   18.65
BETWEEN 0.5% AND -0.5%                           121                   48.01
Less than -0.5% and Greater than -1.0%             2                    0.79
                                                 ---                   -----
                                                 252                  100.00%
                                                 ===                  ======

II. Total Return Information


The tables that follow present information about the total return of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- ------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*    INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -----------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- ------- -------- ------
  11.84%                      10.72%   12.50%   7.53%    7.44%   8.18%   8.37%    8.27%   9.12%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/21/09). The first day of secondary market trading in shares of the Fund was 1/23/09.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)














Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-ISHG-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

                        2010 PROSPECTUS TO SHAREHOLDERS

            iSHARES(R) S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

                                  JULY 1, 2010

























                                  IGOV | NASDAQ


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

Table of Contents


          Fund Overview..................................  S-1
          More Information About the Fund................    1
          A Further Discussion of Principal Risks........    2
          Portfolio Holdings Information.................    7
          Management.....................................    7
          Shareholder Information........................   10
          Distribution...................................   17
          Financial Highlights...........................   18
          Index Provider.................................   19
          Disclaimers....................................   19
          Supplemental Information.......................   22



"Standard & Poor's(R)," and "S&P(R)" are registered trademarks and servicemarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC") and certain BTC affiliates. iShares(R) is a registered trademark of BTC.

"Citigroup" is a registered trademark and servicemark of Citigroup Inc. or its affiliates and is licensed for use for certain purposes by Standard & Poor's, BTC and certain BTC affiliates. Reproduction of Citigroup data and information in any form is prohibited except with the prior written permission of S&P or Citigroup Index LLC ("Citigroup").

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
            iSHARES(R) S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND
                       Ticker: IGOV Stock Exchange: NASDAQ

INVESTMENT OBJECTIVE

The iShares S&P/Citigroup International Treasury Bond Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:



                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.35%                                            None           None          0.35%



EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $36       $113       $197       $443

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. The index methodology is designed to balance the weighting of each country within the Underlying Index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of May 31, 2010, the Underlying Index included securities issued by governments in the following 19 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Underlying Index includes bonds having a remaining maturity greater than one year.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index or in depository receipts that correspond to the economic characteristics of securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, not included in the Underlying Index, but which BFA believes will help the Fund track its

Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of the Fund's prospectus (the "Prospectus").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the FURTHER DISCUSSION OF PRINCIPAL RISKS section of the Prospectus and in the Fund's Statement of Additional Information ("SAI").

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CREDIT RISK. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations.

CURRENCY RISK. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

GEOGRAPHIC RISK. A natural disaster could occur in a geographic region in which the Fund invests.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by S&P and Fitch, Inc. ("Fitch") or "Baa3" by Moody's(R) Investor's Services, Inc. ("Moody's")), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

INTEREST RATE RISK. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in bonds of non-U.S. issuers, which carries different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to ASIAN ECONOMIC RISK, EUROPEAN ECONOMIC RISK and JAPANESE ECONOMIC RISK.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.

SOVEREIGN OBLIGATIONS RISK. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interests when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of U.S. government debt obligations.

STRUCTURAL RISK. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of its Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Sterne and Mr. Radell have been Portfolio Managers of the Fund since 2009 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). For more information regarding the tax consequences that may be associated with investing in the Fund, please refer to the TAXES ON DISTRIBUTIONS section of the Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on The NASDAQ Stock Market LLC ("NASDAQ"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asian region as well as on trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on other Asian economies.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. The Fund's investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund's investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of sovereign and quasi-sovereign entities in a particular market, country, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, country, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Depending on the composition and weighting of the Underlying Index, the Fund's Portfolio may include below investment grade bonds. There is the chance that any of the Fund's holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.


EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and major trading partners outside Europe.


GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.


HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," including those bonds rated lower than "BBB-" by S&P and Fitch or "Baa3" by Moody's), or are unrated but judged by BFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

JAPANESE ECONOMIC RISKS. Investments in securities issued by Japan may be subject to additional risks.

[] POLITICAL RISK. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund's investments.

[] LARGE GOVERNMENT DEBT RISK. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

[] CURRENCY RISK. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

[] LABOR RISK. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in bonds issued by non-U.S. issuers has different risks from investing in bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.


SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.


SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of corporate debt obligations. These risks may be more pronounced with respect to non-U.S. sovereign debt than with respect to U.S. government debt.

STRUCTURAL RISK. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


VALUATION RISK. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information


A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).



Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.35%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.36 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Lee Sterne has been employed by BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since 2009.

Scott Radell has been employed by BFA and BTC as a portfolio manager since 2009. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the

Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.


Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "IGOV".


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NASDAQ.


Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

o Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income," beginning in 2013, for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years beginning before January 1, 2010 that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. federal withholding tax.


If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge up to the maximum amount shown below to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $9,550,000       100,000          $ 1,200              3.0%                  2.0%


----------

* As a percentage of the amount invested and/or redeemed.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     PERIOD FROM
                                                   JAN. 21, 2009/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2010     FEB. 28, 2009
                                 ---------------  -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  91.34         $   94.29
                                    --------         ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               2.18              0.21
 Net realized and unrealized
  gain (loss)                          10.42             (3.16)
                                    --------         ---------
Total from investment
  operations                           12.60             (2.95)
                                    --------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (2.19)                -
                                    --------         ---------
Total distributions                    (2.19)                -
                                    --------         ---------
NET ASSET VALUE, END OF
  PERIOD                            $ 101.75         $   91.34
                                    ========         =========
TOTAL RETURN                           13.85%            (3.17)%/c/
                                    ========         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $122,101         $   9,134
 Ratio of expenses to
  average net assets/d/                 0.35%             0.35%
 Ratio of net investment
  income to average net
  assets/d/                             2.10%             2.13%
 Portfolio turnover rate/e/              108%               17%


----------
/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.
/c/  Not annualized.
/d/  Annualized for periods of less than one year.


/e/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index(TM), which includes the S&P 500(R) for the U.S., the S&P Europe 350 Index(TM) for Continental Europe and the U.K., the S&P/TOPIX 150 Index(TM) for Japan, the S&P Asia 50 Index(TM), the S&P/TSX 60 Index(TM) for Canada, the S&P/ASX 50 Index(TM), and the S&P Latin America 40 Index(TM). S&P also publishes the S&P MidCap 400 Index(TM), S&P SmallCap 600 Index(TM), S&P Composite 1500(R) and S&P REIT Composite Index(TM) for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index(TM) Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.


Citigroup Index LLC calculates and maintains the S&P/Citigroup International Treasury Bond Index(TM) Ex-US on behalf of S&P.


BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR CITIGROUP OR THEIR AFFILIATES. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE FUND TO TRACK THE PRICE AND YIELD PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF UNDERLYING INDEX TO TRACK GENERAL BOND MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE TRUST, BTC OR BFA IS THE LICENSING OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF S&P AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED, AND CALCULATED BY S&P WITHOUT REGARD TO THE TRUST, BTC OR BFA. CITIGROUP'S ONLY RELATIONSHIP TO THE TRUST, BTC, OR BFA IS THE LICENSING OF CERTAIN INFORMATION, DATA, TRADEMARKS AND TRADE NAMES OF CITIGROUP AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CITIGROUP WITHOUT REGARD TO THE TRUST, BTC OR BFA. S&P AND CITIGROUP HAVE NO OBLIGATION TO TAKE THE NEEDS OF BTC OR THE OWNERS OR PROSPECTIVE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. NEITHER S&P NOR CITIGROUP IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE SHARES TO BE ISSUED BY THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES TO BE ISSUED BY THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES TO BE ISSUED BY THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND CITIGROUP AND THEIR AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

NEITHER S&P, NOR CITIGROUP, NOR ANY OF THEIR AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, CITIGROUP AND THEIR AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P OR CITIGROUP MARKS, THE S&P INDEXES, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR AS TO RESULTS TO BE OBTAINED BY THEIR LICENSEES, SUBLICENSEES OR OWNERS OF SHARES OF THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS THIRD PARTY LICENSOR CITIGROUP, OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. IN NO EVENT WHATSOEVER SHALL S&P'S THIRD PARTY LICENSOR CITIGROUP, OR ANY OF ITS AFFILIATES, BE LIABLE FOR ANY DAMAGES HEREUNDER, EVEN IF CITIGROUP OR ANY SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NASDAQ. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NASDAQ HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.


Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2009 through March 31, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS    PERCENTAGE OF TOTAL DAYS
--------------------------------------  ----------------  -------------------------
Greater than 2.5%                                1                    0.40%
Greater than 2.0% and Less than 2.5%             1                    0.40
Greater than 1.5% and Less than 2.0%            10                    3.97
Greater than 1.0% and Less than 1.5%            78                   30.95
Greater than 0.5% and Less than 1.0%            58                   23.02
BETWEEN 0.5% AND -0.5%                         103                   40.86
Less than -0.5%                                  1                    0.40
                                               ---                   -----
                                               252                  100.00%
                                               ===                  ======

II. Total Return Information


The tables that follow present information about the total return of the Fund and the Underlying Index as of the fiscal year ended February 28, 2010.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2010




                     AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------- -------------------------
              YEAR ENDED 2/28/10                INCEPTION TO 2/28/10*     INCEPTION TO 2/28/10*
---------------------------------------------- ------------------------ -------------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- -------- -------- -------
  13.85%                      12.88%   14.63%   9.18%    9.17%   9.91%   10.21%   10.20%   11.06%


----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (1/21/09). The first day of secondary market trading in shares of the Fund was 1/23/09.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)















Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456




Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.


No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.



Investment Company Act File No.: 811-09729

IS-P-IGOV-0710

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

ISHARES(R) TRUST

Statement of Additional Information

Dated July 1, 2010

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:



FUND                                                                TICKER    STOCK EXCHANGE
-----------------------------------------------------------------  --------  ---------------
iShares 10+ Year Credit Bond Fund                                    CLY        NYSE Arca
iShares 10+ Year Government/Credit Bond Fund                         GLJ        NYSE Arca
iShares Barclays 1-3 Year Credit Bond Fund                           CSJ        NYSE Arca
iShares Barclays 1-3 Year Treasury Bond Fund                         SHY        NYSE Arca
iShares Barclays 3-7 Year Treasury Bond Fund                         IEI        NYSE Arca
iShares Barclays 7-10 Year Treasury Bond Fund                        IEF        NYSE Arca
iShares Barclays 10-20 Year Treasury Bond Fund                       TLH        NYSE Arca
iShares Barclays 20+ Year Treasury Bond Fund                         TLT        NYSE Arca
iShares Barclays Agency Bond Fund                                    AGZ        NYSE Arca
iShares Barclays Aggregate Bond Fund                                 AGG        NYSE Arca
iShares Barclays Credit Bond Fund                                    CFT        NYSE Arca
iShares Barclays Government/Credit Bond Fund                         GBF        NYSE Arca
iShares Barclays Intermediate Credit Bond Fund                       CIU        NYSE Arca
iShares Barclays Intermediate Government/Credit Bond Fund            GVI        NYSE Arca
iShares Barclays MBS Bond Fund                                       MBB        NYSE Arca
iShares Barclays Short Treasury Bond Fund                            SHV        NYSE Arca
iShares Barclays TIPS Bond Fund                                      TIP        NYSE Arca
iShares iBoxx $ High Yield Corporate Bond Fund                       HYG        NYSE Arca
iShares iBoxx $ Investment Grade Corporate Bond Fund                 LQD        NYSE Arca
iShares JPMorgan USD Emerging Markets Bond Fund                      EMB        NYSE Arca
iShares S&P California AMT-Free Municipal Bond Fund                  CMF        NYSE Arca
iShares S&P National AMT-Free Municipal Bond Fund                    MUB        NYSE Arca
iShares S&P New York AMT-Free Municipal Bond Fund                    NYF        NYSE Arca
iShares S&P Short Term National AMT-Free Municipal Bond Fund         SUB        NYSE Arca
iShares S&P/Citigroup International Treasury Bond Fund              IGOV          NASDAQ
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund     ISHG          NASDAQ



The current Prospectuses for the various iShares funds included in this SAI are dated July 1, 2010 (each, a "Fund" and collectively, the "Funds"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Financial Statements and Notes contained in the Trust's Annual Reports for the Funds are incorporated by reference into and deemed to be a part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(TM) is a registered trademark of BlackRock Institutional Trust Company, N.A ("BTC").

                               TABLE OF CONTENTS

                                                              PAGE
                                                             -----
General Description of the Trust and its Funds                  1
Exchange Listing and Trading                                    2
Investment Strategies and Risks                                 3
   Diversification Status                                       5
   Asset-Backed and Commercial Mortgage-Backed Securities       6
   Bonds                                                        6
   Brady Bonds                                                  7
   Corporate Bonds                                              7
   Emerging Markets Securities                                  7
   Futures and Options                                          8
   Options on Futures Contracts                                 9
   High Yield Securities                                        9
   Illiquid Securities                                         10
   Inflation-Protected Obligations                             10
   Investment Companies                                        10
   Lending Portfolio Securities                                10
   Mortgage Pass-Through Securities                            11
   Municipal Securities                                        12
   Tax Risks Associated with Municipal Securities              13
   Municipal Insurance                                         13
   Municipal Market Disruption Risk                            14
   Non-U.S. Securities                                         14
   Privately Issued Securities                                 14
   Ratings                                                     14
   Repurchase Agreements                                       15
   Reverse Repurchase Agreements                               15
   Risks of Derivatives                                        15
   Risks of Futures and Options Transactions                   16
   Risks of Investing in Non-U.S. Debt Securities              16
   Securities Lending Risk                                     17
   Short-Term Instruments and Temporary Investments            17
   Sovereign Obligations                                       17
   Swap Agreements                                             17
   U.S. Government Obligations                                 17
   U.S.-Registered Securities of Non-U.S. Issuers              18
   Future Developments                                         18

                                                                                             PAGE
                                                                                            -----
   General Considerations and Risks                                                           18
   Special Considerations Regarding Investments in California Municipal Securities            18
   Special Considerations Regarding Investments in New York Municipal Obligations             32
Proxy Voting Policy                                                                           52
Portfolio Holdings Information                                                                53
Construction and Maintenance Standards for the Underlying Indexes                             54
The BofA Merrill Lynch Indexes                                                                55
   The BofA Merrill Lynch 10+ Year US Corporate & Government Index/SM/                        55
   The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index/SM/                           56
The Barclays Capital Indexes                                                                  57
   Barclays Capital U.S. 1-3 Year Credit Bond Index                                           57
   Barclays Capital U.S. 1-3 Year Treasury Bond Index                                         57
   Barclays Capital U.S. 3-7 Year Treasury Bond Index                                         57
   Barclays Capital U.S. 7-10 Year Treasury Bond Index                                        58
   Barclays Capital U.S. 10-20 Year Treasury Bond Index                                       58
   Barclays Capital U.S. 20+ Year Treasury Bond Index                                         58
   Barclays Capital U.S. Agency Bond Index                                                    58
   Barclays Capital U.S. Aggregate Bond Index                                                 59
   Barclays Capital U.S. Credit Bond Index                                                    59
   Barclays Capital U.S. Intermediate Credit Bond Index                                       59
   Barclays Capital U.S. Government/Credit Bond Index                                         60
   Barclays Capital U.S. Intermediate Government/Credit Bond Index                            60
   Barclays Capital U.S. MBS Index                                                            60
   Barclays Capital U.S. Short Treasury Bond Index                                            60
   Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)      61
The iBoxx Indexes                                                                             61
   iBoxx(TM) $ Liquid High Yield Index                                                        61
   iBoxx(TM) $ Liquid Investment Grade Index                                                  61
The S&P Indexes                                                                               62
   S&P California AMT-Free Municipal Bond IndexTM                                             62
   S&P National AMT-Free Municipal Bond IndexTM                                               63
   S&P New York AMT-Free Municipal Bond IndexTM                                               64
   S&P Short Term National AMT-Free Municipal Bond IndexTM                                    65
The S&P/Citigroup Indexes                                                                     66
   S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year                             66
   S&P/Citigroup International Treasury Bond Index Ex-US                                      66
The JPMorgan Index                                                                            68

                                                                  PAGE
                                                                 -----
   JPMorgan EMBI Global Core Index                                 68
Investment Limitations                                             69
Continuous Offering                                                71
Management                                                         71
   Trustees and Officers                                           71
   Committees of the Board of Trustees                             77
   Remuneration of Trustees                                        80
   Control Persons and Principal Holders of Securities             81
   Potential Conflicts of Interest                                 92
Investment Advisory, Administrative and Distribution Services      98
   Investment Adviser                                              98
   Portfolio Managers                                             100
   Codes of Ethics                                                103
   Anti-Money Laundering Requirements                             103
   Administrator, Custodian and Transfer Agent                    103
   Distributor                                                    105
   Financial Intermediary Compensation                            107
Brokerage Transactions                                            108
Additional Information Concerning the Trust                       110
   Shares                                                         110
   Termination of the Trust or a Fund                             111
   DTC as Securities Depository for Shares of the Funds           111
Creation and Redemption of Creation Units                         112
   General                                                        112
   Fund Deposit                                                   113
   Procedures for Creation of Creation Units                      114
   Placement of Creation Orders                                   114
   Acceptance of Orders for Creation Units                        115
   Creation Transaction Fee                                       116
   Redemption of Shares in Creation Units                         117
   Redemption Transaction Fee                                     117
   Placement of Redemption Orders                                 118
   Taxation on Creation and Redemptions of Creation Units         121
   Regular Holidays                                               121
   Redemptions                                                    130
Taxes                                                             132
   Regulated Investment Company Qualification                     132

                                                     PAGE
                                                    -----
   Taxation of RICs                                  133
   Excise Tax                                        133
   Taxation of U.S. Shareholders                     133
   Sales of Shares                                   134
   Back-Up Withholding                               135
   Sections 351 and 362                              135
   Tax-Exempt Interest Income                        135
   Taxation of Certain Derivatives                   136
   Market Discount                                   137
   Foreign Investments                               137
   Original Issue Discount                           137
   Taxation of Non-U.S. Shareholders                 138
   Reporting                                         138
   Net Capital Loss Carryforwards                    139
Financial Statements                                 141
Miscellaneous Information                            141
   Counsel                                           141
   Independent Registered Public Accounting Firm     141
   Shareholder Communications to the Board           141
Appendix A                                           A-1

General Description of the Trust and its Funds


The Trust currently consists of more than 165 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following Funds:

      o  iShares 10+ Year Credit Bond Fund

      o  iShares 10+ Year Government/Credit Bond Fund


      o  iShares Barclays 1-3 Year Credit Bond Fund

      o  iShares Barclays 1-3 Year Treasury Bond Fund

      o  iShares Barclays 3-7 Year Treasury Bond Fund

      o  iShares Barclays 7-10 Year Treasury Bond Fund

      o  iShares Barclays 10-20 Year Treasury Bond Fund

      o  iShares Barclays 20+ Year Treasury Bond Fund

      o  iShares Barclays Agency Bond Fund

      o  iShares Barclays Aggregate Bond Fund

      o  iShares Barclays Credit Bond Fund

      o  iShares Barclays Government/Credit Bond Fund

      o  iShares Barclays Intermediate Credit Bond Fund

      o  iShares Barclays Intermediate Government/Credit Bond Fund

      o  iShares Barclays MBS Bond Fund

      o  iShares Barclays Short Treasury Bond Fund

      o  iShares Barclays TIPS Bond Fund

      o  iShares iBoxx $ High Yield Corporate Bond Fund

      o  iShares iBoxx $ Investment Grade Corporate Bond Fund


      o  iShares JPMorgan USD Emerging Markets Bond Fund

      o  iShares S&P California AMT-Free Municipal Bond Fund

      o  iShares S&P National AMT-Free Municipal Bond Fund

      o  iShares S&P New York AMT-Free Municipal Bond Fund

      o  iShares S&P Short Term National AMT-Free Municipal Bond Fund


      o  iShares S&P/Citigroup International Treasury Bond Fund

      o  iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund


The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing a segment of the U.S. bond market. Some of the Funds also invest in non-U.S. issuers (E.G., the iShares JPMorgan USD Emerging Markets Bond
Fund). Each Fund is managed by BlackRock Fund Advisors ("BFA" or the "Investment Adviser"), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.


Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and in this SAI are listed and trade on national securities exchanges such as The Nasdaq Stock Market,

LLC ("NASDAQ") or the NYSE Arca, Inc. ("NYSE Arca") (each, a "Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 or multiples thereof.


The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.


Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the applicable Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available,
(iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.


In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.


An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.


The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

Each of the iShares 10+ Year Credit Bond Fund and the iShares 10+ Year Government/Credit Bond Fund generally invest at least 80% of its assets in the securities of its Underlying Index or in depositary receipts representing securities in the Underlying Index. Each Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. Each Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA.

Each of the iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund and the iShares Barclays Short Treasury Bond Fund (the "Treasury Funds") generally invests at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BFA believes will help the Treasury Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

Each of the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund and iShares Barclays Credit Bond Fund (the "Credit Bond Funds") and the iShares Barclays Intermediate Government/Credit Bond Fund and iShares Barclays Government/Credit Bond Fund (the "Government/Credit Bond Funds") generally invests at least 90% of its assets in the bonds of its Underlying Index. Each Credit Bond Fund and Government/Credit Bond Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, a Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA.

The iShares Barclays TIPS Bond Fund generally invests at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The iShares Barclays Agency Bond Fund generally seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions).

The iShares Barclays Aggregate Bond Fund generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index are U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed-rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA" or "Fannie Mae") that are backed by pools of mortgages. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares Barclays MBS Bond Fund seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA. As of May 31, 2009, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage pass-through securities issued by entities such as the GNMA, the FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC or "Freddie Mac"). The Underlying Index is represented by approximately 91% fixed-rate mortgages and 9% hybrid adjustable rate mortgages ("ARMs"). Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments for fixed-rate pass-through securities, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares iBoxx $ High Yield Corporate Bond Fund generally invests 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in its Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The iShares iBoxx $ Investment Grade Corporate Bond Fund generally invests at least 90% of its assets in the securities of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BFA believes will help the Fund track its Underlying Index and which are either: (i) included in the broader index upon which the Underlying Index is based (I.E., the Markit iBoxx USD Index); or (ii) new issues which BFA believes are entering or about to enter the Underlying Index or the Markit iBoxx USD Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA.

The iShares JPMorgan USD Emerging Markets Bond Fund generally invests at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

Each of the iShares S&P California AMT-Free Municipal Bond Fund, iShares S&P National AMT-Free Municipal Bond Fund, and iShares S&P New York AMT-Free Municipal Bond Fund (the "Municipal Bond Funds") generally invests at least 80% of its assets in the securities of its Underlying Index and generally invests 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. Each Municipal Bond Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds affiliated with BFA), as well as in municipal bonds not included in its Underlying Index, but which BFA believes will help each Municipal Bond Fund track its Underlying Index. For example, each Municipal Bond Fund may invest in municipal bonds not included in its Underlying Index in order to reflect prospective changes in its Underlying Index (such as index reconstitutions, additions and deletions). Each of the iShares S&P California AMT-Free Municipal Bond Fund and iShares S&P New York AMT-Free Municipal Bond Fund will generally hold municipal bond securities issued by its respective state and local municipalities whose interest is exempt from U.S. federal and state income tax and the federal alternative minimum tax ("AMT"). The iShares S&P National AMT-Free Municipal Bond Fund will generally hold municipal bond securities issued by state and local municipalities whose interest is exempt from U.S. federal income tax and the federal AMT. In addition, each Municipal Bond Fund intends to invest any cash assets in one or more affiliated municipal money market funds.

The iShares S&P Short Term National AMT-Free Municipal Bond Fund generally invests at least 80% of its assets in securities of its Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of municipal money market funds affiliated with BFA.

Each of the iShares S&P/Citigroup International Treasury Bond Fund and iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (the "International Treasury Funds") generally invests at least 80% of its assets in the securities of its Underlying Index or in depositary receipts representing securities of its Underlying Index. However, each Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA, not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions).


DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:


DIVERSIFIED FUNDS                                  NON-DIVERSIFIED FUNDS
-------------------------------------------------  ----------------------------------------------------------
iShares Barclays 1-3 Year Treasury Bond Fund       iShares 10+ Year Credit Bond Fund

iShares Barclays 7-10 Year Treasury Bond Fund      iShares 10+ Year Government/Credit Bond Fund

iShares Barclays 20+ Year Treasury Bond Fund       iShares Barclays 1-3 Year Credit Bond Fund

iShares Barclays Aggregate Bond Fund               iShares Barclays 3-7 Year Treasury Bond Fund

iShares Barclays TIPS Bond Fund                    iShares Barclays 10-20 Year Treasury Bond Fund

iShares iBoxx $ Investment Grade Corporate Bond    iShares Barclays Agency Bond Fund

 Fund                                              iShares Barclays Credit Bond Fund

                                                   iShares Barclays Government/Credit Bond Fund

                                                   iShares Barclays Intermediate Credit Bond Fund

                                                   iShares Barclays Intermediate Government/Credit Bond Fund

                                                   iShares Barclays MBS Bond Fund

                                                   iShares Barclays Short Treasury Bond Fund

                                                   iShares iBoxx $ High Yield Corporate Bond Fund

                                                   iShares JPMorgan USD Emerging Markets Bond Fund

                                                   iShares S&P California AMT-Free Municipal Bond Fund

                                                   iShares S&P National AMT-Free Municipal Bond Fund

                                                   iShares S&P New York AMT-Free Municipal Bond Fund


DIVERSIFIED FUNDS    NON-DIVERSIFIED FUNDS
-------------------  ----------------------------------------------------------------
                     iShares S&P Short Term National AMT-Free Municipal Bond Fund

                     iShares S&P/Citigroup International Treasury Bond Fund

                     iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund



With respect to 75% of its total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund's investment portfolio. This may adversely affect the fund's performance or subject the fund's shares to greater price volatility than that experienced by more diversified investment companies.


Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed or commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.


Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

BONDS.   Each Fund, other than the International Treasury Funds, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or a non-U.S. entity. The International Treasury Funds invest a substantial portion of their assets in non-U.S. dollar-denominated bonds. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).


BRADY BONDS.   Certain of the Funds may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury securities.


CORPORATE BONDS. Each Fund (other than the Treasury Funds and Municipal Bond Funds) may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

EMERGING MARKETS SECURITIES. The iShares JPMorgan USD Emerging Markets Bond Fund invests a substantial portion of its assets in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends;
(vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total Gross Domestic Product ("GDP"). These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.


FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.



Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.


OPTIONS ON FUTURES CONTRACTS.   Each Fund  may invest in options on futures
contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share times the number of shares minus the premium received from writing the put.


The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

HIGH YIELD SECURITIES.   Each of the iShares JPMorgan USD Emerging Markets Bond
Fund and iShares iBoxx $ High Yield Corporate Bond Fund invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include:
(i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and
(iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of each Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by each Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which each Fund could sell a high yield security, and could adversely affect the daily net asset value per share of each Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID SECURITIES.   Each Fund  may invest up to an aggregate amount of 15%
of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

INFLATION-PROTECTED OBLIGATIONS. The iShares Barclays TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.


INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

LENDING PORTFOLIO SECURITIES.   Each Fund may lend portfolio securities to
certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Funds.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.


MORTGAGE PASS-THROUGH SECURITIES. A significant portion of the Barclays Capital U.S. Aggregate Bond Index and the entire Barclays Capital U.S. MBS Index represent the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of each of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such indexes. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. MBS Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of fixed-rate and hybrid ARMs mortgage pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.


For these and other reasons, the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of their respective Underlying Indexes, primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties.

Each Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described in this SAI.


The iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. The Funds will each assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund's own fees and expenses.

MUNICIPAL SECURITIES. Certain of the Funds invest in securities issued by states (including the Commonwealth of Puerto Rico and U.S. territories), municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Funds may lose money.

Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Funds since, in the event of an issuer's bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.

Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, they also are exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Variable rate demand obligations ("VRDOs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index.

Because of the interest rate adjustment formula, VRDOs are not comparable to fixed-rate securities. During periods of declining interest rates, a Fund's yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund's yield on a VRDO will increase and its shareholders will have a reduced risk of capital depreciation.


The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.


Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by the U.S. Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.


In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficultly paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.

TAX RISKS ASSOCIATED WITH MUNICIPAL SECURITIES. As with any investment, you should consider how your investment in shares of each Municipal Bond Fund will be taxed. The tax information in the relevant Prospectus and in this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Municipal Bond Fund.


Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Municipal Bond Fund makes distributions or you sell Municipal Bond Fund shares.


MUNICIPAL INSURANCE. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds' share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.


MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Municipal Bond Fund.


NON-U.S. SECURITIES.   Certain of the Funds invest in certain obligations or
securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

PRIVATELY ISSUED SECURITIES. The iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds.


RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(TM) Investors Service ("Moody's"), Standard & Poor's(TM) Financial Services LLC (a subsidiary of The McGraw-Hill
Companies) ("S&P(TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa by Moody's or BBB by S&P and Fitch or above are considered "investment-grade" securities; bonds rated Baa are considered medium-grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, S&P and Fitch.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (I.E., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (I.E., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of bonds in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.


Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.


RISKS OF INVESTING IN NON-U.S. DEBT SECURITIES. Certain of the Funds invest in non-U.S. debt securities. An investment in these Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Funds. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

SECURITIES LENDING RISK. Each Fund may engage in securities lending. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Funds may lose money and there may be a delay in recovering the loaned securities. The Funds could also lose money if they do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Funds.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and other money market instruments, on an ongoing basis to provide liquidity, during the last year of its operation, or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's, "F-1" by Fitch or "A-1" by S&P, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


SOVEREIGN OBLIGATIONS.   Certain of the Funds may invest in sovereign
obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt obligations, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

U.S. GOVERNMENT OBLIGATIONS. Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be

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backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC and Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


In 2008, FNMA and FHLMC were placed under the conservatorship of the U.S. Federal Housing Finance Agency ("FHFA"). Under this conservatorship, the FHFA operates and manages the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.


U.S.-REGISTERED SECURITIES OF NON-U.S. ISSUERS. Each Fund (other than the Treasury Funds, Municipal Bond Funds, iShares Barclays Agency Bond Fund and iShares Barclays TIPS Bond Fund) may invest in U.S.-registered, dollar-denominated bonds of foreign governments, agencies and supranational entities. Investing in U.S.-registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligation on these securities may be affected by fluctuations in foreign currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS. A discussion of some of the risks associated with an investment in a Fund is contained in the Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES


Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the "State" or "California") and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by a Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California could have an adverse impact on the financial condition of the State and its political subdivisions, including issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State and its political subdivisions, including the issuers of obligations held by a Fund.

THE FOLLOWING SUMMARY IS BASED UPON PUBLICLY AVAILABLE BUDGET DOCUMENTS AND OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF THE STATE; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. NEITHER THE TRUST NOR ITS LEGAL COUNSEL HAS INDEPENDENTLY VERIFIED THIS INFORMATION.

OVERVIEW

Since the start of 2010, the State of California, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. According to the State Department of Finance (the "Department of Finance"), "the worst of the housing slump, that is at the heart of California's current economic troubles," may be over. Home


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



building permitting, which suffered a long, steady three-year decline starting in 2006, bottomed out early in 2009 and was up on a year-over-year basis at the start of 2010. Existing home markets are also faring better as home prices firmed up, inventories shrank, and the pace of sales stabilized at a sustainable rate. Despite these positive developments, the State currently has one of the highest rates of foreclosure in the United States, with one foreclosure in every 186 California properties. California alone accounted for more than 22 percent of the national foreclosures in May 2010, with 72,030 properties receiving a foreclosure during the month, which is up 3 percent from the previous month but down nearly 22 percent from May 2009. Rising unemployment in the State has added to the foreclosure problem. The State's unemployment rate increased from 6.1 percent at the start of 2008 to 12.6 percent in April 2010. The United States unemployment rate for April 2010 was
9.9 percent. Since the recession began in December 2007, the ranks of the unemployed in the State increased by 1.2 million.

While there continues to be signs the economy is slowly improving, California continues to fact series budgetary problems. The State Legislature and the Governor of the State (the "Governor") have had to adopt three major budget plans, covering both fiscal years 2008-09 and 2009-10, in less than 11 months as a response to the deterioration in the State's fiscal condition. In the course of adopting these three budget plans, the State Legislature implemented substantial spending reduction, program eliminations, revenue increases and other solution in order to close a $60 billion budget gap over fiscal years 2008-09 and 2009-10. The 2010-11 May Revision (as defined herein) addresses the new estimated budget gap of $19.1 billion through the end of fiscal year 2010-11 through a combination of further reductions to many programs as well as other spending reductions, additional federal funds, and alternative funding and fund shifts. Several key assumptions in recent budgets have not been realized, and the State's budgetary plan continues to be based on a number of assumptions that may not be realized. In addition, the State Legislature failed to adopt a budget for fiscal year 2010-11 by June 15, 2010, as required by the State Constitution.

The State's access to the capital markets was virtually closed down in the second half of 2008 and into 2009 as a consequence of the turmoil in the credit markets starting in mid-2008 and the State's own deteriorating financial condition. The State reentered the markets in March 2009 following the enactment of the Initial 2009 Budget (as defined herein). Another consequence of the cash pressure facing the State was that construction of bond-funded projects around the State was frozen in December 2008. Furthermore, in February 2009, the State Controller deferred making payments on several billion dollars of State obligations, including tax refunds, vendor payments, and some payments to counties for social service costs. With the enactment of the Amended 2009 Budget (as defined herein), the State was able to temporarily relieve its cash shortfall, but cash flow shortfalls quickly reemerged. By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (or "IOUs") in lieu of checks which could be cashed immediately to make payments of certain of the State's obligations. This was only the second time that the State had issued IOUs since the Great Depression. While the IOUs were called for redemption in late 2009, the State Controller has indicated that cash pressures will continue to exist. The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional "IOUs," but such access cannot be assured. However, the State Controller has indicated that under virtually any circumstances, debt service on State bonds will be paid.

The State Controller sent a letter to the Governor and State Legislative leaders on June 15, 2010 that detailed the difficulty the State Controller's Office will have in paying the State's bills without a budget in place for fiscal year 2010-11 by July 1, 2010. The Controller stated that the General Fund balance is zero and warned that having no budget in place by the beginning of the new fiscal year would have a serious impact on the State's payments, which would be temporarily met through the borrowing of $20 billion in special funds. However, the Controller expects that the State will exhaust those funds in July 2010 and consequently the State will be forced to defer certain payments to schools and local governments in order to conserve cash for legally guaranteed payments, including those to holders of State bonds.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. These pressures will continue in view of the current State budget shortfall and the reductions in State aid adopted as part of the recent State budget solutions, particularly for schools and social services. Furthermore, local tax revenues, especially property taxes and sales taxes, have declined in many jurisdictions. One city, Vallejo, in Solano County, has entered bankruptcy under Chapter 9 of the federal bankruptcy code and there can be no assurance other cities or counties may not have to follow suit.

There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic


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



situation will not further materially adversely affect the financial condition of the State and its localities. The Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2013-14 without further corrective actions.

ECONOMIC FACTORS

California is by far the most populous state in the nation, over 60 percent larger than the second-ranked state according to the 2000 U.S. Census. The State's July 1, 2009 estimated population of about 38.5 million represented over 12 percent of the total United States population.

California's economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

The State's unemployment rate increased from 6.1 percent at the start of 2008 to 12.6 percent in April 2010. In comparison, the United States unemployment rate for April 2010 was 9.9 percent. The State gained 31,000 jobs in October 2009 and 32,500 jobs in January 2010, which have been the only months with job growth since April 2008. The ranks of the unemployed in the State increased from 1.1 million at July 2007 to 2.3 million by April 2010.

Due to the large toll of lost jobs during the recession, California personal income declined in 2009 on a year-over-year basis for the first time since 1938. The decline in California personal income began at the end of 2008 and continued through the end of 2009. The decline in the first quarter of 2009,
1.8 percent, was the largest in 40 years. The rate of decline eased up during the fourth quarter of 2009, when personal income fell 1.6 percent from a year earlier. California personal income is projected by the Department of Finance to grow 3.2 percent in 2010, as compared to falling by an estimated 2.8 percent in 2009, and as compared to the 5.6 percent average growth rate from 1988 to 2008.

Taxable sales fell sharply in the first half of 2009 before increasing moderately in the second half of 2009. After falling by an average quarterly decline of 6 percent in the first two quarters of 2009, taxable sales grew by
0.5 percent in the third quarter of 2009 and 2.9 percent in the fourth quarter of 2009. Taxable sales in 2009 were down 15 percent from 2008 and down 20 percent from the peak reached in the second half of 2006.

The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to year decline in the Statewide property tax values since the State began keeping records in 1933.

The State's housing sector has recently shown some signs of recovery. Existing home sales have stabilized around the half-million unit rate, although sales dipped in April 2010 to below the 500,000-unit level for the first time in 19 months to 483,830 units. The Statewide median price for existing single-family homes increased 21 percent from April 2009 to April 2010, bringing the median price to $306,230. Furthermore, the number of days needed to sell a home was
39.4 days in April 2010, down from 48.1 days for the same period a year earlier. However, additional foreclosures may result from the resetting of adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the fact that the resets are spread out over multiple years and may be further mitigated if mortgage interest rates remain low.

Home building permitting, which suffered a long, steady decline from 2006 through 2009, was up 57 percent and 40 percent from the prior years in January 2010 and February 2010, respectively. These two consecutive months were the first year-over-year gains since February 2006. Based largely on this surge of permitting in January and February, new home permitting during the first quarter of 2010 was up 34.7 percent from the same months in 2009. Despite this gain, the overall level of residential construction activity was over 72 percent lower that the peak output reached in mid-2005.

Nonresidential construction permitting was down 8.1 percent for the first quarter of 2010 as compared with the same period of 2009. Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS


LIMITATION ON PROPERTY TAXES. Certain California Debt Obligations may be obligations of issuers which rely in whole or in

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



part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities may, however, raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."


LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.


Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.


In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.


Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters,
(ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.



The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was $23.1 billion under the limit in fiscal year 2008-09, and will be $20.8 billion under its limit in fiscal year 2010-11.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

CAPITAL FACILITIES FINANCING. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund of the State (the "General Fund") after support of the public school system and public institutions of higher education. As of May 1, 2010, the State had outstanding approximately $78.4 billion of long-term general obligation bonds, of which $68.9 billion was payable primarily from the General Fund and approximately $9.5 billion of lease-purchase debt primarily supported by the General Fund. As of May 1, 2010, the State had approximately $41.6 billion of authorized and unissued General Fund-supported long-term general obligation bonds, some of which may first be issued as general obligation commercial paper notes, and approximately $9.8 billion of authorized and unissued lease revenue bonds payable from the General Fund. In fiscal year 2008-09, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 5.6 percent of General Fund revenues.

FUTURE BOND ISSUANCE PLANS. In light of the approximately $60 million in bond authorizations approved by the voters and the State Legislature since 2006, issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase in coming years. However, the exact amount which may be issued will depend on market conditions, the ratings of State bonds and other factors. The 2010-11 May Revision (as defined herein) projects General Fund expenditures for debt service will decrease by $197.5 million in fiscal year 2010-11, or 3.4 percent, to reflect lower debt service costs than anticipated for general obligation bonds issued to pay for infrastructure projects and other bond funded programs in Spring 2010 and reduced interest rate assumptions for future general obligation bond sales. See "Bond Ratings" below.

Disruptions in the financial markets and uncertainties about the State's budget condition have caused significant disruptions over the past years in the State's bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and February 2009. The State reentered the market in March 2009 with a $6.54 billion tax-exempt bond issue, the largest new money general obligation bond issue in the State's history. California, the largest municipal borrower in the United States, sold additional long- and short-term bonds in excess of $36 billion from April 2009 through April 2010.


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



CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. Revenue anticipation notes have been issued in 22 of the last 23 fiscal years, however, there can be no assurance that any additional revenue anticipation notes can be issued in the future. On September 29, 2009, the State issued $8.8 billion of revenue anticipation notes to mature in May and June 2010, as part of its fiscal year 2009-10 cash management program. The 2010-11 May Revision projects the State will have sufficient cash to pay the $8.8 billion revenue anticipation notes in full and on schedule. Moreover, State Finance officials released a joint statement in January 2010, emphasizing that payments of debt service on State general obligation bonds and revenue anticipation notes are a high priority and are expected to be made on time in any circumstances.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. In addition, the State issued IOUs in lieu of cash payments in July 2009, the second such issuance since the 1930s. See "Recent Financial Results" below.

OBLIGATIONS OF STATE AGENCIES

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State's general obligation bonds. The State Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $11 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has over $7 billion of outstanding bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds are backed by the State's faith and credit or taxing power.

RECENT FINANCIAL RESULTS

The principal sources of General Fund tax revenues in fiscal year 2008-09 were the California personal income tax (52 percent of total General Fund tax revenues), the sales and use tax (29 percent) and the corporation tax (12 percent). A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources are particularly volatile, in light of the steep stock market losses that began in 2008. The severe recession has also made sales and use tax revenues and corporation tax revenues volatile as well.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the Department of Finance estimates a $6.8 billion SFEU deficit on June 30, 2010.

The sharp drop in revenues over the last two fiscal years resulted in a significant depletion of cash resources to pay the State's obligations. In February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State's cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue interest-bearing registered warrants (or "IOUs") for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipient's thereof, bore interest. With enactment of the Amended 2009 Budget (as defined herein) in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009. This issuance was only the second time the State has issued registered warrants to such types of State creditors since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State's Pooled Money Investment Account ("PMIA") thereby postponing or stopping construction on thousands of projects Statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.


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



The Governor also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. The Governor's Office projected that if the three-day per month furlough remained in effect for all of fiscal year 2009-10, General Fund payroll expenditures would be reduced by approximately $1.3 billion or 14 percent of General Fund payroll expenditures. However, litigation has been brought challenging the furlough program and therefore this reduction in expenses may not be realized. As of April 2010, there were seven cases in appellate courts in San Francisco and Sacramento and nearly 20 more in trial courts in four counties throughout the State. Several lower court judges have upheld the Governor's authority to order furloughs for State employees, though one judge found that the program violated State law. On June 9, 2010, the California Supreme Court assumed jurisdiction over three of the lawsuits pending in appellate court. On June 11, 2010, a District Court of Appeal in San Francisco ruled that nearly 8,000 State Compensation Insurance Fund employees were illegally furloughed by the Governor and are entitled to $25 million in back pay. The furloughs, which will expire on June 30, 2010, have remained in effect for most State employees while the cases have been in litigation.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues. The guaranteed amount is calculated each year using one of three "tests" that apply under varying fiscal and economic conditions. The 2010-11 May Revision (as defined herein) provides approximately 40 percent of General Fund revenues in fiscal years 2009-10 and 2010-11 ($49.9 billion and $48.4 billion, respectively) for K-14 programs covered by the Proposition 98 guarantee.

The financial condition of the State is also subject to pension risks. The pension funds managed by the State's retirement systems, the California Public Employees' Retirement System and the California State Teachers' Retirement System, have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. The Amended 2009 Budget provides for payment of all required contributions in fiscal year 2009-10. The State also has an unfunded liability relating to retirees' post-employment health care benefits which is estimated to be $51.8 billion as of June 30, 2009. Based on this unfunded obligation figure, the State has post-employment benefits costs of $3.9 billion for fiscal year 2009-10. However, the Amended 2009 Budget only provides for $1.3 billion for such payments. The Governor's Office and the State Legislature have not yet made decisions on how to address these future costs. The State's credit ratings may be affected if the State does not reduce or manage the unfunded liability. See "Bond Ratings" below.

BALANCED BUDGET AMENDMENT

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Budget Stabilization Account is currently unfunded due to withdrawals and defundings in recent years.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

STATE-LOCAL FISCAL RELATIONS

In November 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in fiscal years 2004-05 and 2005-06, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in fiscal year 2008-09, the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with two-thirds approval of each house of the State Legislature. The borrowed sum much be paid back within three years, with interest. The State may not borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the Statewide sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

The Amended 2009 Budget (as defined herein) authorized the State to exercise its borrowing authority under Proposition 1A. This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections and K 12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State's payment obligation s to a local government-operated joint powers agency (the "JPA"). The JPA sold $1.895 aggregate principal amount of bonds in November 2009 to pay the local agencies their property tax allocations when they would otherwise receive them. The State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA), with interest, no later than June 30, 2013. The Proposed 2010-11 Governor's Budget (as defined herein) includes $90.8 million for the interest payments that will be incurred in fiscal year 2010-11 to be paid from the General Fund.

The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see "Recent Financial Results" above.

2009-10 STATE BUDGET

INITIAL 2009 BUDGET ACT. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations and revisions to the 2008 Budget Act, the 2009 Budget Act and related legislation were adopted by the State Legislature on February 19, 2009, and signed by the Governor on February 20, 2009 (the "Initial 2009 Budget").

The Initial 2009 Budget projected General Fund revenues for fiscal year 2007-08 of $103.027 billion and revenues for fiscal year 2008-09 of $101.991 billion. However, it is widely acknowledged that by the time of passage of the Initial 2009 Budget, revenue estimates were already too optimistic, in light of continuing weak performance in the California economy and unprecedented adverse developments in the global and national financial markets, particularly after September 15, 2008. The Governor declared a fiscal emergency in December 2008, and called three concurrent special legislative sessions in order to address the projected budget deficit, officially estimated to be $41.7 billion by fiscal year-end 2009-10, absent further actions on revenues and expenditures.

Although the Governor signed the Initial 2009 Budget Act on February 20, 2009, much of the budget depended on the results of the May 19 election and on overly optimistic revenue and expenditure projections. By the time the Governor released his May Revision of the adopted 2009-10 budget (the "2009-10 May Revision"), it was projected that, due to further deterioration in State revenue projections, a 2009-10 budget shortfall of approximately $15.4 billion would occur regardless of the outcome of the May 19 election and was anticipated that failure of the May 19 ballot measures would cause the budget shortfall to increase to approximately $21.3 billion without further budget actions.

The May 19 ballot measures failed to win the necessary majority vote for passage. Meanwhile, 2009-10 May Revision updates showed continuing shortfalls in revenue collections and increased costs as well as the failure of the May 19 ballot measures, pushing the projected budget shortfall to $24.3 billion.

On July 1, 2009, the Department of Finance released further updates to the 2009-10 May Revision increasing the size of the State's estimated budget shortfall from approximately $24.3 billion to approximately $26.6 billion. On the same date, the Governor proclaimed a fiscal emergency and called a legislative special session pursuant to Proposition 58 to address the State's fiscal emergency. The Governor also ordered three furlough days every month for certain State employees to save cash for essential state functions and services. For more information on the status of the Governor's furlough program, see "Recent Financial Results" above.

AMENDED 2009 BUDGET ACT. On July 24, 2009, the State Legislature adopted amendments to the Initial 2009 Budget Act to address the budget shortfall. On July 28, 2009, the Governor signed the amended budget act ("the Amended 2009 Budget"), while vetoing $489 million in General Fund appropriations.

The Amended 2009 Budget projects $89.5 billion of revenues and transfers to the General Fund and authorizes total General Fund expenditures of $84.6 billion for fiscal year 2009-10. The Amended 2009 Budget projects a General Fund reserve of $500 million at the end of fiscal year 2009-10.

The Amended 2009 Budget includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. The Amended 2009 Budget also includes approximately $7.5 billion of revenue enhancements which consist of borrowings, revenue shifts which reduce future fiscal year's revenues and other "one-time" fixes, some of which have or may in the future be challenged in court. Consequently, court decisions have or may in the future block implementation of certain revenue enhancements contained in the Amended 2009 Budget, including:

 - $489 million from certain vetoes made by the Governor in connection with the Amended 2009 Budget. There are currently two cases challenging the Governor's authority to use his line-item veto power.
 - $1.3 billion from the Governor's furlough of State employees. In several cases, petitioners challenged the Governor's executive orders directing the furlough without pay of State employees. See "Recent Financial Results" above.
 - $937.6 million from shifting State workers' June 30 pay date to July 1, passing the costs to the next fiscal year.
 - $1 billion from a sale of the State Compensation Insurance Fund's workers compensation insurance portfolio. State Insurance Commissioner Steve Poizner has filed a lawsuit challenging the proposed sale. Because of this pending litigation, the State no longer expects the sale to occur in fiscal year 2009-10 or 2010-11.
 - $1.9 billion from borrowing of counties' property tax collections under the provisions of Proposition 1A that voters approved in 2004, which the State must repay to the counties with interest by June 30, 2013. See "State-Local Fiscal Relations" above.
 - $1.7 billion from shifting local redevelopment agencies' funds to pay costs otherwise payable from the General Fund in exchange for extending the number of years the agencies could collect a portion of property taxes in their region. An association of redevelopment agencies and a group of counties have filed separate suits to block this transfer.
These unsustainable revenue enhancements make it very likely that, absent a dramatic economic recovery, California will continue to experience budget and cash flow strains in the near and foreseeable future.

FISCAL YEAR 2009-10 REVISED ESTIMATES IN THE PROPOSED 2010-11 GOVERNOR'S BUDGET. The Proposed 2010-11 Governor's Budget (as defined herein) revised various revenue and expenditures estimates for fiscal year 2009-10. The Proposed 2010-11 Governor's Budget projects, based on the various assumptions and proposals it contains, that the State will end fiscal year 2009-10 with a negative reserve of $5.4 billion, compared to the estimate of a $500 million reserve at the time of the Amended 2009 Budget Act.

The Proposed 2010-11 Governor's Budget reflects a net decrease of $2.476 billion in revenues available from prior years at the start of fiscal year 2009-10, since the Amended 2009 Budget Act.

As of the Proposed 2010-11 Governor's Budget, General Fund revenues and transfers for fiscal year 2009-10 are projected at a revised $88.1 billion, a decrease of $1.457 billion compared with Amended 2009 Budget Act estimates.

Under the Proposed 2010-11 Governor's Budget, General Fund expenditures for fiscal year 2009-10 are projected at $86.1 billion, an increase of $1.5 billion compared with Amended 2009 Budget Act estimates. This increase in expenditures (which is net of a decrease in Proposition 98 expenditures) is primarily attributable to increases in health and human services expenditures of $266.8 million; increases in prison expenditures of $906.6 million; and elimination of General Fund reimbursement of $816 million for transportation-related costs as a result of an adverse court decision which invalidated the use of Proposition 42 moneys for that purpose.

PROPOSED STATE BUDGET FOR FISCAL YEAR 2010-11

On January 8, 2010, the Governor released his proposed budget for fiscal year 2010-11 (the "Proposed 2010-11 Governor's Budget"). The Proposed 2010-11 Governor's Budget proposes to solve the then-estimated $19.9 billion budget gap by the end of fiscal year 2010-11 with a combination of spending reductions, alternative funding, fund shifts, and additional federal funds.

The Proposed 2010-11 Governor's Budget projects to end fiscal year 2010-11 with a $1.0 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $89.3 billion, an increase of $1.2 billion or 1.4 percent compared with revised estimates for fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $82.9 billion, a decrease of $3.2 billion or 3.7 percent compared with revised estimates for fiscal year 2009-10.

The Proposed 2010-11 Governor's Budget proposes a combined total of $19.9 billion of budget solutions for fiscal years 2009-10 and 2010-11. The solutions consist of $8.5 billion in expenditure reductions (approximately 42.7 percent of total solutions), $6.9 billion in federal funds solutions (34.7 percent), $3.9 billion in alternative funding solutions (19.6 percent), and $572 million in fund shifts and other revenues (2.8 percent). Expenditure reductions include $1.07 billion of reductions relating to Medi-Cal; $1.0 billion of reductions relating to In-Home Supportive Services; $1.63 billion in salary reductions; $2.43 billion reduction in Proposition 98 funding; and $1.1 billion in reductions relating to prison and corrections expenditures. Alternative funding sources include $986 million relating to a gas tax shift; the use of $550 million in Proposition 10 moneys to offset General Fund expenditures for children's programs; and the use of $452 million of Proposition 63 moneys to offset General Fund expenditures for mental health programs. The use of the Proposition 10 and Proposition 63 moneys described above also require voter approval.

Concurrently with the submission of the Proposed 2010-11 Governor's Budget, the Governor declared a fiscal emergency and called the State Legislature into a fiscal emergency special session in order to close the budget gap as soon as possible. During the special session, which ended March 11, 2010, the State Legislature adopted legislation, which the Governor subsequently signed into law, that is expected to reduce the budget gap by $1.1 billion.

The Proposed 2010-11 Governor's Budget has the following major components by major program area:

1. Business, Transportation, and Housing - General Fund expenditures are
   -------------------------------------
proposed to decrease by $1.4 billion, or 72.1 percent, due to a proposed shift in funding for transportation projects.
2. Health and Human Services - General Fund expenditures are proposed to
   -------------------------
decrease by $2.4 billion, or 8.0 percent, from the revised fiscal year 2009-10 total to the proposed fiscal year 2010-11 total, not including General Fund offsets. The decrease is comprised of $4.5 billion in solutions, partially offset by $2.1 billion of statutory caseload increases and other workload adjustments.
3. Corrections and Rehabilitation - General Fund expenditures are proposed to
   ------------------------------
decrease by $1.19 billion, or 12.7 percent, not including General Fund offsets. A major reform leading to the decrease in General Fund expenditures is the reduction in funding for medical services programs to a per inmate cost level comparable to other correctional health care programs.
4. Proposition 98 - The Proposed 2010-11 Governor's Budget proposes full
   --------------
funding of the Proposition 98 guarantee. (The amount of the guarantee for fiscal year 2010-11 would be reduced if another portion of the Governor's proposal relating to elimination of sales taxes on motor vehicle fuels is adopted.) The General Fund share of the Proposition 98 funding is proposed to increase from $34.7 billion in fiscal year 2009-10 to $36.1 billion in fiscal year 2010-11, an increase of $1.4 billion, or approximately 4.0 percent.
5. Transportation Funding - Based on the court's ruling in Shaw v. Chiang
   ----------------------
(which invalidated $958 million in General Fund relief that was provided for in the Amended 2009 Budget Act), use of certain Public Transportation Account funds is restricted and essentially can no longer benefit the General Fund. Partially in response to this, the Proposed 2010-11 Governor's Budget proposes to eliminate all State sales taxes on gasoline, and therefore eliminate any transfer under Proposition 42. The Proposed 2010-11 Governor's Budget proposes to increase excise taxes on fuels by 10.8 cents per gallon to make up partially for the loss in sales tax revenues. Of the additional $1.9 billion in excise tax revenues, $629 million would go to fund State highways and $629 million to local road projects that would have been funded with sales tax revenues, with another $603 million being used to reimburse the General Fund for debt service costs on transportation-related highway bonds.

6. Federal Funding Assumptions; Trigger Mechanism - The Proposed 2010-11
   ----------------------------------------------
Governor's Budget proposes spending reductions and extension of revenue increases that will go into effect without further action of the State Legislature in the event that there is a determination by July 15, 2010, that the federal government will not provide the $6.9 billion of additional funding proposed in the budget, including elimination of the California Work Opportunity and Responsibility to Kids (CalWORKs) Program ($1.044 billion); funding existing mental health services with Proposition 63 funds ($847 million); reduction in Medi-Cal eligibility to the minimum allowed under current federal law and elimination of most remaining optional benefits ($532 million); reduction of State employee salaries by an additional 5 percent ($508 million); elimination of the In-Home Supportive Services Program ($495 million); extension of suspension of a business's ability to reduce taxable income by applying net operating losses from prior years to reduce current income ($1.2 billion); extension of the reduction in the credit for each dependent on the personal income tax from $319 to $102 ($504 million) in the 2011 tax year; delay in the use of business credits by unitary groups of corporations and retaining current law which requires subsidiaries to have their own tax liability to use research and development and other credits ($315 million); and delay in the change to the single sales factor allocation method for multi-state corporate income and retaining the double weighted sales, property, and payroll formula ($300 million). The most recent federal budget proposal provides for approximately $2.3 billion in additional federal funding. A recent administrative decision by the federal government will also provide an additional $680 million in federal stimulus funding in the Medi-Cal program.

2010-11 MAY REVISION. On May 14, 2010 the Governor released his revision to the Proposed 2010-11 Governor's Budget (the "2010-11 May Revision"). The 2010-11 May Revision projects a budget deficit of $17.9 billion and proposes $19.1 billion of solutions in order to close the budget gap and leave the General Fund with a $1.2 billion reserve. The 2010-11 May Revision addresses the budget deficit through a combination of $12.4 billion in spending reductions, $3.4 billion in alternative funding and funds shifts and $3.4 billion in federal funds. The 2010-11 May Revision projects fiscal year 2010-11 revenues and transfers of $91.451 billion, total expenditures of $83.404 billion and a year-end surplus of $2.742 billion (net of the $5.305 billion deficit from fiscal year 2009-10), of which $1.537 billion will be reserved for the liquidation of encumbrances and $1.205 billion will be deposited in a reserve for economic uncertainties.

The Proposed 2010-11 Governor's Budget was based on the assumption that the federal government would provide $6.9 billion in fiscal year 2010-11 for State health and social service programs. As described above, the Governor proposed a "trigger" list of alternative revenue and expenditure solutions in the event that the federal government did not provide such funds. The 2010-11 May Revision factors in the $680 million in federal stimulus money received for the Medi-Cal program (discussed above) and assumes only $3.9 billion of additional federal aid. Because the 2010-11 May Revision's smaller assumption of new federal funding, it does not include a trigger list of alternate proposals. However, there is no assurance that the State will receive any of the $3.9 billion from the federal government that is assumed by the 2010-11 May Revision.

ADOPTION OF 2010-11 STATE BUDGET. The State Legislature did not meet their constitutional deadline on June 15, 2010 for approving a budget for fiscal year 2010-11. State law requires the State Legislature to send a budget to the governor by midnight June 15, a deadline they have met only five times in the past 33 years. The Governor is required to sign the budget by the start of the fiscal year on July 1, a requirement met ten times in the last three decades.

The failure to adopt a State budget for fiscal year 2010-11 may result in a review of the States' current credit ratings on its $69 billion of debt. See "Bond Ratings" below.

LAO BUDGET REVIEW

PROPOSED 2010-11 GOVERNOR'S BUDGET. On January 11, 2010, the State's Legislative Analyst's Office ("LAO") released an analysis of the Proposed 2010-11 Governor's Budget entitled "The 2010-11 Budget: Overview of the Governor's Budget." The LAO states that the reasons for the State's current budget gap are similar to prior budget shortfalls: the inability of the State to achieve proposed budget solutions; the effects of adverse court decisions; and, for fiscal year 2010-11, the expiration of various one-time and temporary budget solutions approved in 2009. The LAO states that, while it is reasonable to assume the State will secure some new federal funding and flexibility, the chances that the State will receive all of what the Governor seeks from the federal government is very unlikely. The LAO recommends that the State Legislature should assume that federal relief will be billions of dollars less than the $6.9 billion in federal funds that the Governor seeks, necessitating that it make more very difficult decisions affecting both State revenues and spending.

2010-11 MAY REVISION. On May 18, 2010, the LAO released an analysis of the 2010-11 May Revision entitled "The 2010-11 Budget: Overview of the May Revision." The LAO states that the $17.9 billion budget gap identified by the Governor in the 2010-11 May revision is a reasonable estimate of the State's gap between current-law resources and expenditures in fiscal year 2010-11. In addressing the shortfall, the LAO recommends that the State Legislature reject the Governor's most drastic spending cuts, especially the proposed elimination of CalWORKs and child care funding. (See "Obligations of Other Issuers-State Assistance" below). In addition, the LAO states that alternative spending reductions could help sustain critical components of core programs for the State's neediest families, and some the cuts proposed by the Governor could be avoided by adopting selected revenue increases. The LAO also urged elected leaders to not only focus on how to minimize the damage to taxpayers and program service levels for the current budget year, but also to focus on longer-term policy changes that will better prepare the State to cope with future economic downturns.

FUTURE BUDGETS

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to approve a budget for fiscal year 2010-11 or to deal with the deteriorating fiscal situation and the State's recurring structural deficit. The Amended 2009 Budget was the culmination of California's effort to restore balance to a State budget that has been decimated by the worst budget crisis in the State's history and will continue to be affected by national and State economic conditions and other factors. Moreover, California's budget situation is likely to remain challenged for some time; economic recovery is not expected to be as robust as in past years and some of the current budget solutions are one-time enactments, or are of a limited duration. Further, the State is saddled with generous unemployment compensation benefits, including unfunded post-retirement health care benefits, which limit the State's discretionary expenditures and its ability to respond to its financial crisis. See "Recent Financial Results" above.

PENDING LITIGATION

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State's expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See "Additional Information" below for information on how to obtain such official statements.

BOND RATINGS

As of June 2010, the following ratings for the State's general obligation bonds have been received from Moody's, S&P and Fitch:



 MOODY'S    S&P    FITCH
---------  -----  ------
    A1      A-      A-



These ratings are among the lowest of any of the 50 states. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

ADDITIONAL INFORMATION

Information regarding the State's financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer's Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the LAO. The State Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year, in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO's website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Proposed 2010-11 Governor's Budget and the 2010-11 May Revision may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA DEBT OBLIGATIONS.There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 substantially changed the ability of the State to use local government taxing sources to aid the State budget. See "State-Local Fiscal Relations" above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). The State will provide approximately $2.6 billion to the trial court system in fiscal years 2009-10 and 2010-11.

To the extent the State should be constrained by its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. The 2010-11 May Revision proposes eliminating the CalWORKs Program, effective October 1, 2010, for net State savings of $1.2 billion. CalWORKs currently provides cash assistance and a range of services for more than 1.4 million State residents, including 1.1 million children. In addition, the 2010-11 May Revision proposes eliminating State funding for need-based, subsidized child care.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of generous new retirements benefits granted to employees during recent economic boom times, and reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2007-2009. See "Recent Financial Results" above.

ASSESSMENT BONDS. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.


CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.


OTHER CONSIDERATIONS


The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See "Obligations of State Agencies" and "Obligations of Other Issuers-Other Issuers of California Debt Obligations" above.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis. See "Obligations of State Agencies" and "Obligations of Other Issuers-Other Issuers of California Debt Obligations" above.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in a Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in a Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial

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assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

On February 27, 2009, the Governor proclaimed a state of emergency due to Statewide drought conditions resulting from three years of below-average rainfall and limitations on exportation of water. In the proclamation, the Governor requested that urban water users reduce water use by 20 percent and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts and facilitate water transfers to respond to emergency conditions that might arise. Reduced water supplies will have a negative impact on agriculture.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The following information is a brief summary of factors affecting the economy of New York State (the "State" or "New York") and New York City ("New York City" or the "City") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, available as of May 12, 2010, with respect to the State, and June 9, 2010, with respect to the City, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

NEW YORK STATE
--------------

THE NEW YORK ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System ("NAICS") industrial classification system.

Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation. New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for more than four of every ten nonagricultural jobs in New York and, except for leisure and hospitality, each accounts for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities. Federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.


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ECONOMIC AND DEMOGRAPHIC TRENDS. In calendar years 1990 through 1998, the
State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed. Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

RECENT EVENTS. The Governor's Executive Budget for the 2009-2010 fiscal year projected ending the 2009-2010 fiscal year in balance on a cash basis. The State Legislature completed action on the $131.8 billion budget for the 2009-2010 fiscal year on April 3, 2009 (the "Enacted Budget"). The Enacted Budget enabled the State to end its 2008-2009 fiscal year in balance on a cash basis. The State Annual Information Statement dated May 15, 2009 (the "Annual Information Statement") reflects the Enacted Budget and revisions to the spending estimates therein through May 1, 2009, the date of the State financial plan. The State updates the Annual Information Statement quarterly and released quarterly updates on July 30, 2009, November 2, 2009 (the "November AIS Update") and February 15, 2010 (the "February AIS Update").
The February AIS Update describes, among other things, gap-closing resources and actions to eliminate the State's general fund gap for fiscal year 2009-2010 and the Governor's Executive Budget for fiscal year 2010-2011 as presented to the Legislature on January 19, 2010 and modified by amendments submitted on February 9, 2010. The projected gap for fiscal year 2010-2011 described in the February AIS Update increased by $1.4 billion from the estimate of $6.8 billion contained in the November AIS Update to $8.2 billion, due primarily to the carry forward of the fiscal year 2009-2010 shortfall. The February AIS Update describes certain additional reduced revenue estimates and increased expenditure estimates for fiscal year 2010-2011, however, such estimates are offset in part by reduced spending estimates for school aid and other programs.

On May 12, 2010, the State released a supplement to the February AIS Update (the "May AIS Supplement"). Since the date of the February AIS Update, the Division of the Budget ("DOB") has increased the projected General Fund budget gap for fiscal year 2010-2011 by approximately $1 billion, to $9.2 billion. The change in the projected budget gap reflects the impact of a decrease in projected tax revenues of $850 million and an increase in the budget shortfall for fiscal year 2009-2010 of $160 million that was carried forward into fiscal year 2010-2011. As described in the May AIS Supplement, the Governor's current gap-closing proposals under legislative consideration total $9.2 billion as a result of an additional $620 million in proposed gap-closing actions. Additionally, the Governor's proposal to require furloughs equal to a 20 percent reduction in the work week for certain executive branch employees was enjoined by a federal district court on May 28, 2010. The State's cash position is identified in the May AIS Supplement as a serious concern. DOB estimated that, absent additional cash management actions, the State would not have sufficient cash on hand to make the local assistance payments that were due on or around June 1, 2010, the largest of which is the previously deferred $2.1 billion in State aid to public schools. DOB anticipated that State payments scheduled for June 1, 2010 could exceed available funds by approximately $1 billion. DOB expects the State to continue to experience significant intermittent cash-flow difficulties, especially during the months of September and December 2010. In response to the cash situation, DOB expects to take certain cash management actions, including legislatively amending the timing of certain local assistance payments to better match the flow of tax receipts, further limiting the scope of interim appropriations, or limiting payments as needed to ensure the orderly operation of government. DOB anticipates that such actions, if implemented, are likely to be sufficient to permit the State to make substantially all the payments scheduled for June 2010 by the end of the month.

The State did not adopt a budget prior to the April 1 statutory deadline. The State legislature has since adopted a series of emergency spending bills which have each provided funding for State operations for biweekly or weekly periods. The State expects to continue to operate under similar extensions until the date that a budget is adopted, but there can be no assurance that such extensions will continue to be adopted. It is uncertain when the budget will be adopted and what the terms of the budget will be. Enactment of a budget for fiscal year 2010-2011 is not expected to materially improve the cash situation in early June 2010 due to the timetable for implementing any approved gap-closing measures. Additionally, DOB estimates that the Governor's Executive Budget recommendations, if enacted in their entirety, would leave projected budget gaps in the range of $6 billion in fiscal year 2011-2012, $11 billion in fiscal year 2012-2013, and $13 billion in fiscal year 2013-2014. There can be no assurance that a budget, whenever adopted, will not materially increase the budget gaps that must be addressed in future years.

FISCAL YEAR 2010-2011. On January 19, 2010 the Governor presented his Executive Budget for 2010-2011 to the Legislature. The Executive Budget Financial Plan (the "Initial Executive Budget Financial Plan" or "Initial Plan") reflected the recommendations to eliminate a General Fund budget gap in 2010-2011 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in 2009-2010 that was expected to be carried forward into 2010-2011. On February 9, 2010 the Governor submitted amendments to the Executive Budget (the "Updated Financial Plan"). The Updated Financial Plan reflects the (a) impact of the Governor's amendments and (b) substantive forecast revisions to the multi-year projections of receipts and disbursements that were set forth in the Initial Plan, based on updated information through January 2010.

Since the submission of the Updated Financial Plan, DOB has increased the projected General Fund budget gap for 2010-2011 by approximately $1 billion, to $9.2 billion. The change in the projected budget gap reflects the impact of (a) the consensus revenue forecast for the economy and estimates of receipts for the 2009-2010 and 2010-2011 fiscal years, dated March 1, 2010 (the "Consensus Forecast"), and (b) a $160 million increase in the budget shortfall for 2009-2010 that was carried forward into 2010-2011. As required by State law, the Governor and Legislature issued the Consensus Forecast, which concluded that tax receipts in fiscal year 2010-2011 would be approximately $850 million lower than the levels forecast in the Updated Financial Plan. In addition, based on the evaluation of preliminary, unaudited results for the State's 2009-2010 fiscal year, DOB estimates that the size of the 2009-2010 budget shortfall contributing to the 2010-2011 budget gap increased to approximately $1.6 billion, or $160 million more than the $1.4 billion estimated in the Updated Financial Plan. The increase in the shortfall was due to lower than expected receipts in March 2010 from a tax penalty forgiveness program ($215 million) that was enacted as part of a mid-year deficit reduction plan for 2009-2010, offset by positive forecast revisions based on year-end results ($55 million over two years).

To maintain a balanced Updated Financial Plan, the Governor on April 26, 2010 proposed an additional $620 million in gap-closing actions for legislative consideration. The actions included reductions to existing programs, new revenues, and other resources. The total gap-closing plan proposed by the Governor now totals $9.2 billion, consistent with the updated budget gap projected for 2010-2011.

To carry the budget shortfall across the fiscal years, DOB directed the deferral of a planned payment to school districts ($2.1 billion) and certain tax refunds ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-2010 but, by statute, are not due until June 1, 2010. Due to the foregoing deferral of school aid payment and tax refunds, the total amount of the deferrals exceeded the level of the budget shortfall in 2009-2010. This greater deferral had the effect of increasing the closing balance in the General Fund for 2009-2010 to $2.3 billion, or $929 million above the level projected in the Updated Financial Plan. However, the higher closing balance is due exclusively to the cash management actions described above and does not represent an improvement in the State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-2010 to 2010-2011. As of May 12, 2010, the school aid deferred from 2009-2010 had not yet been paid.

The Updated Financial Plan identifies additional gap-closing resources and actions to fully eliminate the additional General Fund gap (including the 2009-2010 budget shortfall) and maintain a balanced Executive Budget proposal, as required by law. The most significant new gap-closing resource is an anticipated six-month extension of a higher Federal Medical Assistance Percentage ("FMAP") for eligible State Medicaid expenditures. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President's Executive Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in the American Recovery and Reinvestment Act of 2009 ("ARRA"). Under the ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010. DOB estimates that, if approved, the extension of higher FMAP through June 30, 2011 would provide approximately $1.1 billion in savings in both the 2010-2011 and 2011-2012 fiscal years. However, based on current proposals in Congress and other information, DOB has reduced the estimated FMAP benefit in 2010-2011 by approximately $300 million. The reduction is offset in part by anticipated additional federal reimbursement of $204 million in 2010-2011 related to the Medicare Part D Program, resulting in a net loss in recommended savings of $96 million.

It is uncertain when the Updated Financial Plan will be adopted. DOB estimates that the Updated Financial Plan recommendations, if enacted in their entirety, would leave projected budget gaps in the range of $6 billion in 2011-2012, $11 billion in 2012-2013, and $13 billion in 2013-2014. There can be no assurance that a budget, whenever adopted, will not materially increase the budget gaps that must be addressed in future years.


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



The savings estimates in the Updated Financial Plan assumed the enactment of a budget by April 1, 2010. As a result of the budget impasse, certain proposals that were expected to begin generating additional revenues or savings in April 2010 have not yet been authorized. DOB estimates that the budget delay has reduced the Updated Financial Plan benefit of these proposals (most of which would increase revenues) by approximately $40 million to $50 million through May 10, 2010. In the absence of an adopted State budget for the current fiscal year, interim appropriation bills have been enacted weekly to provide for the payment of certain personal service costs, certain grants to local governments, and other items deemed necessary for legal or contractual reasons. The limited scope of interim appropriation bills is intended to help the State to maintain its cash position. As in prior years when the State has not adopted a budget by April 1, DOB expects that the Governor will continue to submit, and the Legislature will continue to approve, interim appropriation bills to permit governmental operations to continue until a complete annual budget for 2010-11 is adopted. However, there can be no assurance that the Legislature will continue to approve interim appropriations. DOB expects that the Governor will propose budgetary measures to achieve annual savings in 2010-11 in future interim appropriation bills and as stand-alone legislative proposals. The cost of the budget delay is expected to continue to increase in future weeks, absent approval of gap-closing measures. Accordingly, DOB expects that the Governor will begin to include certain gap-closing measures proposed in the Updated Financial Plan in interim appropriation bills and related legislation in the coming weeks. However, there can be no assurance that such gap-closing measures will be approved by the Legislature or that such measures will achieve savings at the levels projected in the amended Executive Budget Financial Plan. Any savings that are unrecoverable as a result of the budget delay will need to be financed by alternative gap-closing measures agreed to in an adopted budget.

The amended Updated Financial Plan included a savings target of $250 million from wage concessions to be negotiated with the unionized State workforce. On May 10, 2010, the Governor submitted, and the Legislature approved, an interim appropriation bill, for the period of May 17 through May 23, which included a provision requiring furloughs equal to a 20 percent reduction in the work week for certain executive branch employees. However, on May 12, 2010, the U.S. District Court for the Northern District of New York issued a temporary restraining order preventing the implementation of the furloughs, pending a final determination.

SPECIAL CONSIDERATIONS. The Annual Information Statement noted that many complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-2010; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year.

For example, the State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources are generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

In the Annual Information Statement, DOB stated that it beliefs that its projections of receipts and disbursements relating to the then-current State Financial Plan, and the assumptions on which they are based, were reasonable while noting that actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement. In the past, the State has taken management actions to address potential State Financial Plan shortfalls, and DOB noted its belief that it could take similar actions should variances occur in its projections for the current fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

GOVERNMENT ACCOUNTING STANDARDS BOARD 45. Government Accounting Standards Board ("GASB") 45 requires state and local governments to reflect the value of OPEBs, predominantly health care, for current employees and retirees. The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2009 at $55.4 billion ($46.3 billion for the State and $9.1 billion for the State University of New York ("SUNY"), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method.

This liability was disclosed in the 2008-2009 basic GAAP financial statements issued by the State Comptroller in July 2009. GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current Pay-As-You-Go ("PAYGO") costs is recognized in the financial statements. The 2008-2009 liability totaled $4.2 billion ($3.2 billion for the State and $1 billion for SUNY) under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $3 billion ($2.3 billion for the State and $0.7 billion for SUNY) above the current PAYGO retiree costs. This difference between the State's PAYGO costs and the actuarially determined required annual contribution under GASB 45 reduced the State's currently positive net asset condition at the end of 2008-2009 by $3 billion.

GASB does not require the additional costs to be funded on the State's budgetary basis, and no funding is assumed for this purpose in the State Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis. The current State Financial Plan does not assume pre-funding of the GASB 45 liability. If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State's Health Insurance Council, which consists of the Governor's Office of Employee Relations, Civil Service and DOB, will continue to review this matter, and seek input from the State Comptroller, the legislative fiscal committees and other outside parties.

RISK FACTORS. In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The AIS, as updated and supplemented, identified the following as the most significant current risks to the State Financial Plan:

Risks to Economic Forecast. DOB's explained in the AIS that its outlook calls for an end to the current recession sometime in the third quarter of calendar year 2009, making it the longest since the Great Depression. DOB, however, noted that there are a number of risks to its forecast. The large economic stimulus package passed by Congress in February and a Federal Reserve interest rate target of near zero, along with its massive injections of liquidity into the financial system, are expected to contribute to positive, albeit low growth in real U.S. GDP by the third quarter of 2009. However, the response of the economy to this stimulus depends in part on the normal functioning of credit markets. Further delay in the return of normalcy to markets could in turn delay the onset of the recovery. A weaker labor market than projected could result in even lower incomes and weaker household spending than projected. The global economy could contract further than anticipated, further depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Improving equity prices as markets look beyond the current crisis have been a recent bright spot, but slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, financial market uncertainty poses a particularly large degree of risk for New York. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State's downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

Labor Settlements. The State has reached labor settlements with several labor
-----------------
unions, Civil Service Employees Association ("CSEA"), Public Employees Federation ("PEF"), United University Professions ("UUP"), District Council 37, and the Police Benevolent Association. Under terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-2008 through 2010-2011 and 4 percent in 2011-2012. Pursuant to the Governor's directive, most non-unionized "management/confidential" will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-2010. Other unions representing uniformed correctional officers, graduate students, and security/park police have not reached settlements with the State at this time. DOB estimated that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $400 million in 2009-2010, assuming a retroactive component for fiscal years 2007-2008 and 2008-2009, and approximately $275 million in both 2010-2011 and 2011-2012. The Enacted Budget assumes spending related to these settlements. There can be no assurance that actual settlements will not exceed the amounts included in the State Financial Plan. In addition, no reserve has been set aside for potential pay raises for judges.

School Supportive Health Services. The Office of Inspector General ("OIG") of
---------------------------------
the United States Department of Health and Human Services has conducted six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicaid and Medicare Services ("CMS") disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal. While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final
-----------------------------------------
rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals (including New York City Health and Hospitals Corporation ("HHC")) and programs operated by both the Office of Mental Retardation and Developmental Disabilities ("OMRDD") and the Office of Mental Health ("OMH"). The rule seeks to restrict State access to federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. As part of the ARRA, implementation has been delayed until July 1, 2009. On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for Graduate Medical Education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which federal reimbursement is available. This rule could result in a State Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-federal share. As part of the ARRA, implementation has been delayed indefinitely.


On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22,

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2008. The rule affords CMS flexibility in identifying a "linkage" between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State's most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6, 2009, CMS extended the delayed implementation through June 30, 2010.


CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.


Further, CMS has proposed to restrict Medicaid coverage for rehabilitative services and reimbursement for school based health services, which could pose a risk to the State Financial Plan and result in hundreds of millions of dollars in reduced federal-share funding. As part of the ARRA, implementation of restrictions for rehabilitation services has been delayed indefinitely, while school based health services has been deferred until July 1, 2009. As a result of issues brought forward by states, the school based regulation was rescinded on May 6, 2009.

On all rules, the State is actively lobbying the federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.

Health-Care Financing. At this time, the Updated Financial Plan does not
---------------------
include estimates of the costs or savings, if any, that may result if the Federal government were to approve comprehensive changes to the nation's health-care financing system. There is a risk that Federal changes could have a materially adverse impact on the State Financial Plan projections in future years. DOB expects to provide a more comprehensive assessment as events warrant.

New York City Personal Care Audit. The OIG of the United States Department of
---------------------------------
Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG is calling for the State to repay an estimated $815 million in federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and Department of Health ("DOH") disagree with these findings and have since conducted their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. To date, OIG has shared no additional comments.

Bottle Bill. The February AIS Update noted that in International Bottled Water
-----------
Association, et al. v. Paterson, et al., the plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State's Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the district court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements. The defendants moved to modify the preliminary injunction. On August 13, 2009 the court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties' submissions, the Court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court's decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York exclusive universal product code on each bottle.

Other State Financial Plan Risks. The State Financial Plan forecast also
--------------------------------
contains specific transaction risks and other uncertainties including, but not limited to, the development of new Video Lottery Terminal facilities; the receipt of certain


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payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the State Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the Workforce Reduction Plan ("WRP") and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State Financial Plan. Finally, there can be no assurance that (1) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (2) the gaps projected for future years will not increase materially from the projections set forth in the Annual Information Statement.

State Cash Flow Projections. The State's cash position continues to be a
---------------------------
significant concern. The Updated Financial Plan, submitted on February 9, 2010, estimated that the General Fund would end June 2010 with a negative cash balance of $777 million. The June 2010 closing balance in All Governmental Funds (the most comprehensive view of the financial operations of the State which includes the General Fund and funds specified for dedicated purposes, as well as federal funds and capital projects funds) was estimated at $1.2 billion. It was expected that the State would need to manage a very tight cash position throughout the first half of the 2010-11 fiscal year, until the significant savings recommended in the Updated Financial Plan began to provide relief. At the time, however, it was expected that the State's Short-Term Investment Pool ("STIP") would generally have balances on hand to permit the State to meet payments as they came due. However, the revenue revisions associated with the Consensus Forecast, the effect of the ongoing budget impasse, and the uncertainties surrounding the timing and content of an annual budget are expected to further weaken the State's cash position and increase the need for more extensive cash management actions. DOB estimates that, absent additional cash management actions, the State will not have sufficient cash on hand to make all the local assistance payments that are currently due on or around June 1, 2010, the largest of which is State aid to public schools. DOB anticipates that State payments scheduled for June 1, 2010 could exceed available funds, including STIP, by approximately $1 billion. Furthermore, enactment of a budget for 2010-2011 would not be expected to materially improve the cash situation in early June 2010 due to the timetable for implementing any approved gap-closing measures. DOB anticipates that the cash situation will improve temporarily in the later part of the month, based on the expected timing of tax collections. Beyond June, DOB expects the State to continue to experience significant intermittent cash-flow difficulties, especially during the months of September and December 2010. It should be noted, however, that the estimate of daily cash needs for the coming months is subject to considerable variability and may be substantially affected by, among other things, actual receipts collections, the content of interim appropriation bills, and the content of an annual budget agreement.

In response to the cash situation, DOB expects to take one or more of the following cash management actions to maintain adequate operating margins: (1) recommend that payment dates for certain local assistance payments, including school aid, be amended to better match the flow of tax receipts, (2) further limit the scope of interim appropriations to the level supportable by estimates of available funds, or (3) use the budget director's certificate authority to limit payments as needed to ensure the orderly operation of government. DOB anticipates that such actions, if implemented, are likely to be sufficient to permit the State to make substantially all the payments scheduled for June 2010. The State continues to reserve money to make debt service payments through August 2010 that are financed with General Fund resources, and portions of debt service payments becoming due during this period have already been deposited with the respective trustees. DOB expects to continue this practice, regardless of the State's cash position. Sufficient cash to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and applicable bond covenants.

Structural Budget Gap. Spending continues to increase at a faster rate than
---------------------
receipts. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years. From 1998-1999 through 2008-2009, overall spending has grown at a compound annual rate of 5.6 percent. By comparison, the growth in personal income, which is a reasonable approximation for long-term receipts growth, averaged approximately 4.5 percent over the same period. Before accounting for the impact of the gap-closing plan, State Operating Funds disbursements are projected to increase at approximately
7.6 percent annually over the next four years. The gap-closing plan would reduce the growth rate to approximately 6.2 percent annually. In comparison, State receipts over the plan period are projected to grow at approximately 4 percent annually, consistent with DOB's economic forecast for the recession and recovery.

Budget Process. Legislation enacted in 2007 requires that, by March 1, 2010,
--------------
the Executive and the majority parties in each house of the Legislature reach consensus on the changes, if any, to the Executive Budget forecast for receipts in the current year and for 2010-2011. If no consensus is reached, the State Comptroller must establish the receipts forecast by no later than March 5. The State's new fiscal year begins on April 1. The State did not adopt a budget prior to the April 1 statutory deadline. The State Legislature has since adopted a series of emergency spending bills which have each provided funding for


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



State operations for biweekly or weekly periods. The State expects to continue to operate under similar extensions until the date that a budget is adopted, but there can be no assurance that such extensions will continue to be adopted. It is uncertain when the budget will be adopted and what the terms of the budget will be. Enactment of a budget for fiscal year 2010-2011 is not expected to materially improve the cash situation in early June 2010 due to the timetable for implementing any approved gap-closing measures. Additionally, DOB estimates that the Governor's Executive Budget recommendations, if enacted in their entirety, would leave projected budget gaps in the range of $6 billion in fiscal year 2011-2012, $11 billion in fiscal year 2012-2013, and $13 billion in fiscal year 2013-2014. There can be no assurance that a budget, whenever adopted, will not materially increase the budget gaps that must be addressed in future years.

Other State Financial Plan Risks. There can be no assurance that the
--------------------------------
Legislature will not make changes to the Executive Budget that have an adverse impact on budgetary projections. Furthermore, there can be no assurance that the budget gaps in the current year or future years will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Governor.

The forecast set forth in the February AIS Update contains specific transaction risks and other uncertainties including, but not limited to, full implementation of the Deficit Reduction Plan in the current year, including transactions related to Battery Park City Authority ($200 million) and the Video Lottery Terminal franchise payment ($300 million) which, if these do not occur as planned, would require additional cash management actions in the current year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected. Several transactions are dependent upon the actions of third parties, including those involving the Battery Park City Authority, the Video Lottery Terminal franchise payment, and certain workforce management actions that need to be negotiated with the unions representing State employees. Ongoing delays continue to surround the award of the Video Lottery Terminal franchise and have the potential to impact the timing of the expected franchise payment. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year.

The Updated Financial Plan assumes the federal government will authorize a six-month extension (January 1, 2011 through June 30, 2011) of the higher Federal Medical Assistance Percentage authorized in the American Recovery and Reinvestment Act of 2009. If the Federal Medical Assistance Percentage extension is not approved, or approved at a reduced level, then additional gap-closing actions will be required by the State.

The Updated Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-2010 and 2010-2011 for the New York State Correctional Officers and Police Benevolent Association. However, there can be no assurance that actual settlements will not exceed the amounts included in the Updated Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-2011. The Financial Plan does not include any costs for potential wage increases beyond that point. In addition, no reserve has been set aside for potential pay raises for judges.

CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS.

2008-2009 Fiscal Year. The State ended 2008-2009 in balance on a cash basis in
---------------------
the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-2009. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-2009 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the community projects fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-2009 that were delayed until 2009-2010. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled


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



$53.8 billion in 2008-2009, an increase of $707 million from 2007-2008 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-2009, an increase of $1.2 billion from 2007-2008. The main source of annual growth was school aid.

2007-2008 Fiscal Year. The State ended 2007-2008 in balance. Receipts in
---------------------
2007-2008 were $578 million lower than the State's initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-2008 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-2008), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-2008, an increase of $1.7 billion from 2006-2007 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-2008, an increase of $1.8 billion from 2006-2007. The main sources of annual growth were school aid, children and family services, and public assistance.

2006-2007 Fiscal Year. DOB reported a 2006-2007 General Fund surplus of $1.5
---------------------
billion. Results for 2006-2007 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State's rainy day reserve fund (after an $87 million deposit at the close of 2006-2007), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-2007, an increase of $5.1 billion from 2005-2006. The main sources of annual growth were school aid, Medicaid, and higher education programs.

STATE RETIREMENT SYSTEMS. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2008-2009 fiscal year. There were 3,025 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2009, 679,908 persons were members and 366,178 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.


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Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. The current actuarial smoothing method spreads the impact over a 5-year period, and thus contribution rate increases are expected for fiscal year 2012 through 2015. The amount of such increases will depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. Final contribution rates for fiscal year 2011 were released in early September 2009. The average 2011 Employees' Retirement System rate increased from 7.4 percent of salary in fiscal year 2010 to 11.9 percent of salary in fiscal year 2011, while the average 2011 Police and Fire Retirement System rate increased from
15.1 percent of salary in fiscal year 2010 to 18.2 percent of salary in fiscal year 2011.

On December 10, 2009, the Governor signed a bill that amended Articles 14, 15 and 19 and created Article 22 of the Retirement and Social Security Law ("RSSL"). This resulted in significant changes to benefits for members of the Employees' Retirement System and the Police and Fire Retirement System. Employees' Retirement System members joining on or after January 1, 2010 will be covered by these benefits and will be in tier 5. Police and Fire Retirement System members joining on or after January 9, 2010 may also be covered by these benefits and may also be in tier 5.

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports that the net assets available for benefits as of March 31, 2009 were $110.9 billion (including $2.9 billion in receivables), a decrease of $44.9 billion or 28.8 percent from the 2007-2008 level of $155.8 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $170.5 billion on April 1, 2008 to $176.6 billion (including $69.0 billion for current retirees and beneficiaries) on April 1, 2009. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2009 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2009 fiscal year, 40 percent of the unexpected gain for the 2008 fiscal year, 60 percent of the unexpected gain for the 2007 fiscal year and 80 percent of the unexpected gain for the 2006 fiscal year. Actuarial assets decreased from $151.8 billion on April 1, 2008 to $149.0 billion on April 1, 2009. The funded ratio, as of April 1, 2009, using the entry age normal funding method, was 101 percent.

LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State's four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations are to be amortized over a period of no more than 30 years.

The legislation eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation notes ("TRANs") seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State's ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders;


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



and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

STATE PERSONAL INCOME TAX REVENUE BOND FINANCING. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax ("PIT") Revenue Bonds by the Dormitory Authority of the State of New York ("DASNY"), the New York State Environmental Facilities Corporation ("EFC"), the Housing Finance Agency ("HFA"), the New York State Thruway Authority ("Thruway Authority") and the Urban Development Corporation ("UDC"), (collectively, the "Authorized Issuers").

The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund ("RBTF") for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of
(i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-2008, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The Enacted Budget projected that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-2010.

In addition, the Enacted Budget authorizes the use of PIT revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-2009 State fiscal year, credit spreads diverged by more than 100 basis points for highly rated credits like PIT and lower rated credits like mental health. Owing to this divergence, the State temporarily decided to use State PIT Revenue Bonds to finance its new money needs for the mental health program and refund certain variable rate bonds in the 2009-2010 fiscal year.

FINANCING ACTIVITIES. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt. "State-related debt" consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State Personal Income Tax Revenue Bonds, issued by Authorized Issuers.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50


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years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing TRANs, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

DEBT REFORM ACT. The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly State Financial Plan update (each, a "Financial Plan Update") most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service, is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2009. On October 30, 2009, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2009 at 2.67 percent of personal income and debt service on such debt at 1.58 percent of total governmental receipts, compared to the caps of 3.65 percent for each.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. However, the State has entered into a period of declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $6.8 billion in 2009-2010 to only $52 million in 2012-2013. Measures to further adjust capital spending and debt financing practices will be needed in order to stay within the statutory limitations.

PUBLIC AUTHORITIES. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2008, 19 public authorities had debt outstanding of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also


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receive moneys from State appropriations to pay for the operating costs of certain of their programs.

NEW YORK CITY. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. See below for a more detailed discussion of the fiscal condition of the City.

LITIGATION. Adverse developments in certain proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced State financial plan. The State believed that the 2009-2010 State Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments required during the 2009-2010 fiscal year. These reserves included (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential financial plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced financial plan.

OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. There were no additional authorizations in 2009. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Currently, the City of Buffalo operates under a control board. The counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for the State's 2009-2010 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Grants to Local Governments. Grants to Local Governments includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local assistance comprises 71 percent of "all funds" (which includes both State and federal funds) spending. In 2009-2010, "all funds" spending for local assistance is proposed to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

MEDICAID. The State's share of Medicaid is financed with a combination of General Fund and Health Care Reform Act resources, as well as a share required by local governments. The federal government is financing an additional share of Medicaid costs for October 2008 through December 31, 2010. The Updated Financial Plan assumes that the federal government will extend the enhanced financing another six months through June 30, 2011, which temporarily lowers the State's costs for the program. Medicaid growth over the plan period is affected by increasing Medicaid enrollment, rising


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costs of provider health care services, higher levels of utilization, and expiration of the temporarily enhanced levels of federal aid. The expiration of the higher federal share in 2010-2011 substantially increases spending in 2011-2012. Excluding the impact of enhanced Federal Medical Assistance Percentage, State spending for Medicaid is expected to grow significantly over the multi-year Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.1 billion in 2010-2011 to $19.9 billion in 2013-2014. Overall Medicaid growth results, in part, from the combination of projected increases in service utilization and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels. Other factors contributing to Medicaid spending growth include additional costs of approximately $500 million annually attributable to the State cap on local government Medicaid cost increases and takeover of local Family Health Plus costs. Also, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-2012. The number of Medicaid recipients is expected to grow to 4.73 million in 2010-2011, an increase of 9.5 percent from the estimated 2009-2010 caseload of 4.32 million.

SCHOOL AID. School aid spending includes foundation aid; Universal Pre-Kindergarten expansion; and expense-based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including Video Lottery Terminals). On a school-year basis, school aid is projected to grow from $20.5 billion in 2010-2011 to $26 billion in 2013-2014, an average annual rate of 8.2 percent. Growth in 2011-2012 is primarily due to increases in expense-based aid. Growth in 2012-2013 and beyond is primarily due to increases in foundation aid; Universal Pre-Kindergarten expansion; and contractual increases in expense-based aids such as building aid and transportation aid.

On a State fiscal-year basis, school aid spending is projected to grow by $1.8 billion in 2011-2012, $2.1 billion in 2012-2013, and $1.7 billion in 2013-2014.
Over the multi-year Financial Plan period, revenues available to finance school aid are expected to increase by $86 million from core lottery sales, and by $283 million from Video Lottery Terminals, consistent with the Updated Financial Plan recommendations to bolster revenues. The Updated Financial Plan currently assumes a one-time franchise payment from the sale of Video Lottery Terminal development rights at Aqueduct in 2009-2010, and operations are expected to begin there in 2011.

MENTAL HEALTH AND CHILDREN AND FAMILY SERVICES. Mental hygiene spending is projected to grow on average by $200 million annually to total $4.1 billion in 2013-2014. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office of Mental Retardation and Developmental Disabilities NYS-CARES program; the New York/New York III Supportive Housing agreement and community beds that are currently under development in the Office of Mental Health pipeline; and several chemical dependence treatment and prevention initiatives in Office of Alcoholism and Substance Abuse Services, including treatment costs associated with recent drug law reform.

Children and Family Services spending is expected to grow by approximately $200 million annually through 2013-2014 primarily driven by growth in local claims-based programs, including child welfare. Welfare spending is projected to increase by $475 million from $1.1 billion in 2010-2011 to $1.6 billion by 2013-2014, consistent with the projected increase in the public assistance caseload, based on the latest economic forecast and updated program data.

NEW YORK CITY
-------------

GENERAL. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2009 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years


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with projected budget gaps. The City's current financial plan projects budget balance in the 2010 and 2011 fiscal years in accordance with GAAP, except for the application of Statement No. 49 of the Government Accounting Standards Board ("GASB 49") as described herein. The City's current financial plan projects budget gaps for each of the 2012 through 2014 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the "Control Board").

The Mayor is responsible for preparing the City's financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2010 through 2013 fiscal years submitted to the Control Board on June 23, 2009 (the "June Financial Plan") and Modification No. 10-3 to the June Financial Plan and the financial plan for the 2011-2014 fiscal years submitted to the Control Board on May 6, 2010 (as so modified, the "2010-2014 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies are described below and include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of future labor settlements.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. For information on reports issued by the City Comptroller and others reviewing and commenting on the Financial Plan and the October Financial Plan and identifying various risks, see "Certain Reports" herein.

CITY'S FINANCING PROGRAM. Implementation of the Financial Plan is dependent on the City's ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

2009 FISCAL YEAR. For the 2009 fiscal year, the City's General Fund had a total surplus of $2.919 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49, as described below, after discretionary and other transfers. The 2009 fiscal year is the twenty-ninth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

2010-2014 FINANCIAL PLAN. The City's expense and capital budgets for the 2010 fiscal year were adopted on June 19, 2009. The June Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2010 fiscal year, projected revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June Financial Plan projected gaps of $4.9 billion, $5.0 billion and $5.6 billion in fiscal years 2011 through 2013, respectively.

The 2010-2014 Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 16, 2009 and January 28, 2010 (the "January Financial Plan"). The 2010-2014 Financial Plan projects revenues and expenses for the 2010 and 2011 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of $3.8 billion, $4.6 billion and $5.4 billion in fiscal years 2012 through 2014, respectively, after the implementation of a gap-closing program described below.

The 2010-2014 Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $2.1 billion, $570 million, $381 million and $195 million in fiscal years 2010 through 2013, respectively. Changes in projected revenues include: (i) increases in personal income tax revenues of $872 million, $671 million, $615 million and $587 million in fiscal years 2010 through 2013, respectively; (ii) net increases in business tax revenues of $393 million, $328 million, $230 million and $257 million in fiscal years 2010 through 2013, respectively; (iii) decreases in real property transfer and mortgage recording tax revenues of $75 million, $117 million, $60 million and $90 million in fiscal years 2010 through 2013, respectively; (iv) an increase of $36 million in real property tax revenues in fiscal year 2010 and decreases in real property tax revenues of $392 million, $318 million and $436 million in fiscal years 2011 through 2013, respectively; (v) increases in sales tax revenues of $203 million, $195 million, $98 million and $69 million in fiscal years 2010 through 2013, respectively; (vi) an increase of $285


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million in tax audit revenues in fiscal year 2010; (vii) net increases in all other taxes of $176 million, $139 million, $119 million and $122 million in fiscal years 2010 through 2013, respectively; (viii) increases in Battery Park City Authority joint purpose funds of $134 million and $66 million in fiscal years 2010 and 2011, respectively; (ix) a decrease in revenues from the HHC of $181 million in fiscal year 2010; (x) decreases of $178 million in fiscal year 2010 and $340 million in each of fiscal years 2011 through 2013 primarily due to the elimination of revenue sharing in the proposed State budget; and (xi) net increases in miscellaneous revenues of $387 million, $20 million, $37 million and $26 million in fiscal years 2010 through 2013, respectively.

The 2010-2014 Financial Plan also reflects, since the June Financial Plan, a decrease in projected net expenditures of $731 million in fiscal year 2010 and increases in projected net expenditures of $208 million, $457 million and $485 million in fiscal years 2011 through 2013, respectively. Changes in projected expenditures include: (i) increases resulting from the elimination of savings from employee and retiree health insurance cost containment of $357 million, $386 million and $418 million in fiscal years 2011 through 2013, respectively;
(ii) increases resulting from the elimination of savings from pension reform of $200 million in each of fiscal years 2011 through 2013; (iii) decreases of $35 million, $190 million, $469 million and $730 million in fiscal years 2010 through 2013, respectively, associated with the elimination of assumed 1.25% annual wage increases for the next round of collective bargaining; (iv) an increase of $187 million in fiscal year 2010 and decreases of $561 million, $395 million and $422 million in fiscal years 2011 through 2013, respectively, as a result of changes to federal Medicaid participation, which are subject to the enactment of federal legislation; (v) increases in payments to HHC for deficit reduction of $167 million, $83 million, $229 million and $300 million in fiscal years 2010 through 2013, respectively; (vi) increases in the reserve for changes in pension funding assumptions and methodology of $400 million, $150 million and $150 million in fiscal years 2011 through 2013; (vii) increases of $150 million, $150 million and $200 million in fiscal years 2011 through 2013, respectively, for pollution remediation costs as a result of the implementation of GASB 49 described herein; (viii) decreases in labor reserves for collective bargaining of $213 million, $268 million $336 million and $266 million in fiscal years 2010 through 2013, respectively; (ix) increases in interfund revenue reimbursements of eligible capital costs of $74 million, $61 million, $36 million and $36 million in fiscal years 2010 through 2013, respectively; (x) increases of $92 million, $147 million, $124 million and $124 million in fiscal years 2010 through 2013, respectively, as a result of decreased aid in the proposed State budget; (xi) a reduction in prior year payables of $800 million and a reduction in the general reserve of $200 million in fiscal year 2010; (xii) decreases in debt service of $211 million, $383 million, $49 million and $26 million in fiscal years 2010 through 2013, respectively, primarily due to projected lower interest rates and refunding savings; and (xiii) increases in other expenses of $356 million, $334 million, $503 million and $573 million in fiscal years 2010 through 2013, respectively.

The 2010-2014 Financial Plan also reflects, since the June Financial Plan, an increase in the provision for prepayments of future expenses of $3.3 billion in fiscal year 2010 resulting in net expenditure reductions of $3.3 billion in fiscal year 2011.

In addition, the 2010-2014 Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the forecast transfer of financial resources from fiscal year 2010 to fiscal year 2011 and to reduce previously projected gaps for each of fiscal years 2012 and 2013. The gap-closing actions include agency programs reflecting reduced agency expenditures or increased revenues totaling $489 million in fiscal year 2010 and $1.3 billion in each of fiscal years 2010 through 2013, including proposed headcount reductions of 4,583 through either layoffs or attrition. In addition to the agency programs, the 2010-2014 Financial Plan reflects the loss of $493 million in State education funding in the proposed 2010-2011 Executive Budget released by the Mayor on May 6, 2010 (the "2010-2011 Executive Budget"), which would result in pedagogical headcount reductions of 6,414 through either layoffs or attrition. Subsequent to the release of the 2010-2014 Financial Plan, the Mayor announced that the funding for pedagogical wage increases of 2% annually for two years on the first $70,000 of salary assumed in the 2010-2014 Financial Plan would instead be used for the retention of 4,400 pedagogical positions, the elimination of which had been assumed in the 2010-2014 Financial Plan.

The 2010-2014 Financial Plan reflects a total impact of approximately $1.3 billion in fiscal years 2010 and 2011 from State budget reductions proposed in the 2010-2011 Executive Budget, including the reductions in State education funding, revenue sharing and other aid payments reflected above. The Financial Plan does not reflect the full elimination of revenue sharing in fiscal year 2010 as proposed in the 2010-2011 Executive Budget, which would result in a reduction of $150 million from the amount assumed in the 2010-2014 Financial Plan. The State's budget was not adopted prior to the commencement of its fiscal year on April 1, 2010. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain. No assurance can be given that State actions included in the State's adopted budget will not have an adverse impact on the City beyond the reduction proposals in the State's 2010-2011 Executive Budget, which are reflected in the Financial Plan.


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The timing of the adoption of the State budget is also uncertain. The delay in the adoption of the State budget is presenting challenges to the City with respect to assumptions about State aid in the Financial Plan. To date, statutorily required State aid payments to the City have been paid through temporary appropriation bills proposed by the Governor and acted upon by the Legislature each week. However, no assurance can be given that State aid to the City will continue to be paid. The City expects to receive payments from the State in the total amount of approximately $1.6 billion from July 9, 2010 through the end of the City's fiscal year on June 30, 2010. The State has announced that education aid payments due prior to June 30, 2010 will be delayed until the end of June 2010.

The 2010-2014 Financial Plan reflects the additional expense budget costs that may be incurred, commencing in fiscal year 2011, unless there is a change in applicable law or action by the Control Board, as a result of GASB 49 relating to the accounting treatment of pollution remediation costs. Previously, these costs had been included in the City's capital budget. The Control Board, pursuant to the Financial Emergency Act, approved a phase-in of the budgetary impact of GASB 49, enabling the City to continue to finance with the issuance of bonds certain remediation costs for projects authorized prior to fiscal year 2011 and, consequently, to achieve balance in fiscal years 2009 and 2010 in accordance with GAAP, except in the application of GASB 49. The City is seeking to amend the Financial Emergency Act to permanently waive the budgetary impact of GASB 49.

In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. As a result of this change, the City currently expects to finance through the TFA approximately half of the capital program that was previously expected to be financed with general obligation debt. Consequently, in order to more accurately reflect the debt service costs of the City's capital program, and the trends in personal income tax revenues, the Financial Plan reflects, since the June Financial Plan, the funding requirements associated with TFA Future Tax Secured Bonds as a debt service expense, and the personal income tax revenues retained by the TFA as revenues to the City.

ASSUMPTIONS. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2010 through 2014 fiscal years; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See "Certain Reports" herein.

The projections and assumptions contained in the 2010-2014 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

PERSONAL SERVICE COSTS AND OTHER POST-EMPLOYMENT BENEFITS. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 264,969 as of June 30, 2010 to an estimated level of 252,268 by June 30, 2014.

Other fringe benefits includes $1.683 billion, $1.844 billion, $2.010 billion, $2.159 billion and $2.322 billion in fiscal years 2010 through 2014, respectively, for Other Post-Employment Benefits ("OPEB") expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Other fringe benefits does not reflect lowered expense of $225 million in fiscal year 2010 as a result of the prepayment in fiscal year 2009 of $225 million into the Retiree Health Benefits Trust Fund.


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



The Retiree Health Benefits Trust reflects lowered expense of $82 million, $395 million and $672 million in fiscal years 2010 through 2012, respectively, as a result of reduced contributions to the Retiree Health Benefits Trust Fund in those years. The lowered expense was reflected in other fringe benefits in the June Financial Plan.

The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for labor contracts not yet settled. The Reserve for Collective Bargaining reflects savings of $160 million, $357 million, $462 million, $515 million and $518 million in fiscal years 2010 through 2014, respectively, as a result of capping collective bargaining wage increases for New York City Department of Education pedagogical employees and supervisors to 2% on the first $70,000 of salary annually for two years instead of the 4% included in the June Financial Plan. In addition, the Reserve for Collective Bargaining reflects savings of $35 million, $190 million, $469 million, $730 million and $952 million in fiscal years 2010 through 2014, respectively, associated with the elimination of 1.25% annual wage increases for the next round of collective bargaining that had been assumed in the June Financial Plan.

INTERGOVERNMENTAL AID. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; when the State budget that was due by April 1, 2010 will be adopted; that the State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions could have adverse effects on the City's cash flow or revenues.

CERTAIN REPORTS. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On June 7, 2010, the City Comptroller released a report entitled "Comments on New York City's Fiscal Year 2011 Executive Budget." The report notes that though the fiscal year 2011 budget incorporates the impacts of potential State actions, the budgets for the Financial Plan years will continue to be vulnerable to actions taken at higher levels of government, the prospect of a slow economic recovery and the results of collective bargaining. In addition to the potential net risks set forth below, the Comptroller notes that debt service is forecast to consume a greater portion of the City's tax revenues and could increase even further if actual capital commitments exceed the amounts contained in the Financial Plan.

In his report, the City Comptroller identified net risks of $54 million, $462 million, $622 million, $923 million and $297 million in fiscal years 2010 through 2014, respectively, which, when added to the results projected in the Financial Plan, result in gaps of $54 million, $462 million, $4.40 billion, $5.55 billion and $5.70 billion in fiscal years 2010 through 2014, respectively. The differences from the Financial Plan projections result in part from the City Comptroller's expenditure projections, which exceed those in the Financial Plan by $148 million, $640 million, $474 million, $675 million and $347 million in fiscal years 2010 through 2014, respectively, resulting from: (i) underestimation of the cost of collective bargaining agreements with the United Federation of Teachers and Council of School Supervisors of $148 million, $350 million, $456 million, $509 million and $512 million in fiscal years 2010 through 2014, respectively; (ii) overestimation of federal Medicaid funding of $279 million, $61 million and $269 million in fiscal years 2011 through 2013, respectively; (iii) increased overtime expenditures of $96 million in fiscal year 2011 and $100 million in each of fiscal years 2012 through 2014; and (iv) projected savings in judgment and claims expenses of $85 million, $143 million, $203 million and $265 million in fiscal years 2011 through 2014, respectively.

The differences from the Financial Plan also result from the City Comptroller's revenue projections. The report estimates that (i) property tax collections will be lower by $18 million, $66 million, $98 million and $92 million in fiscal years 2011 through 2014, respectively; (ii) personal income taxes will be lower by $300 million, $305 million, $266 million and $125 million in fiscal years 2011 through 2014, respectively; (iii) business taxes will be higher by $39 million and $33 million in fiscal years 2010 and 2011 and lower by $43 million, $218 million and $102 million in fiscal years 2012 through 2014, respectively; (iv) sales taxes will be higher by $50 million, $114 million, $119 million, $110 million and $78 million in fiscal years 2010 through 2014, respectively; and
(v) real estate related taxes will be higher by $5 million, $349 million, $447 million, $524 million and $591 million in fiscal years 2010 through 2014, respectively. The revenue projections result in net additional tax revenues of $94 million, $178 million, $152 million, $52 million and $350 million in fiscal years 2010 through 2014, respectively. Additionally, the report estimates that the City could face risks to State aid of $300 million in each of fiscal years 2012 through 2014 as a result of the State's financial difficulties.

On June 3, 2010, the staff of the OSDC issued a report on the Financial Plan. The OSDC report observes that the City's economy is improving and tax collections and employment are increasing. Such developments, combined with prudent fiscal practices, have allowed the City to balance the fiscal year 2011 budget and decrease out-year budget gaps. The report further states that though the fiscal year 2011 proposed budget is balanced and the City has substantial reserves, the absence of a State budget complicates the financial planning process. The report indicates that out-year budget gaps could be significantly larger depending upon the outcome of collective bargaining and how the State and City address the loss of federal stimulus funds allocated for education. Additionally, the report notes that the City relies heavily on the securities industry and that the financial regulatory reforms under consideration by Congress could limit Wall Street's near-term profitability.

The report identified possible net risks to the Financial Plan of $272 million, $729 million, $1.73 billion, $2 billion and $1.75 billion in fiscal years 2010 through 2014, respectively. When combined with the results projected in the Financial Plan, the report estimated that these risks could result in budget gaps of $272 million, $729 million, $5.50 billion, $6.63 billion and $7.15 billion in fiscal years 2010 through 2014, respectively.

The risks to the Financial Plan identified in the report include: (i) increased costs of $272 million, $626 million, $800 million, $898 million and $900 million in fiscal years 2010 through 2014, respectively, resulting from the possible failure of the United Federation of Teachers and Council of School Supervisors to agree to the City's reduced wage offer; (ii) decreased federal Medicaid assistance of $279 million, $61 million and $269 million in fiscal years 2011 through 2013, respectively; (iii) increased overtime costs of $50 million in fiscal year 2011 and $90 million in each of fiscal years 2012 through 2014; (iv) decreased savings from agency actions of $24 million, $36 million, $39 million and $41 million in fiscal years 2011 through 2014, respectively, which would result from the possible failure to achieve certain agency actions; and (v) the loss of federal stimulus education aid in the amount of $1 billion in each of fiscal years 2012 through 2014. Such risks to the Financial Plan would be partially offset by (i) increased tax revenues of $250 million in each of fiscal years 2011 through 2014 and (ii) savings of $11 million, $43 million and $32 million in fiscal years 2012, 2013 and 2014, respectively, which could result from the enactment of the Governor's proposal to delay the second year of a scheduled increase in public assistance payments.

In addition to the adjustments to the Financial Plan projections, the OSDC report identified one additional risk and one additional offset that could have a significant impact on the Financial Plan. The report identifies risks of $304 million, $803 million, $1.30 billion and $1.80 billion in fiscal years 2011 through 2014, respectively, which would result from collective bargaining agreements that reflect wage increases at the projected rate of inflation without any offsetting savings. The report states that if current pension fund investment earnings are maintained through June 30, 2010, the aforementioned risk could be partially offset by decreased required pension contributions of $36 million, $72 million and $103 million in fiscal years 2012 through 2014, respectively.

On March 16, 2010, the staff of the Control Board issued a report on the January Financial Plan. The staff's analysis shows that though there may be a small upside for tax revenues for all January Financial Plan years reflecting the current economic recovery, non-property tax revenue will not surpass the peak of fiscal year 2008 until fiscal year 2014. This reflects the staff's view that the recovery will be slower and, unlike past recoveries, will not exhibit double-digit growth surges. The report notes that the City's reliance on conservative revenue estimates and proactive agency expenditure reductions has resulted in a surplus for the current fiscal year and a credible plan to balance the fiscal year 2011 budget. Though the report identifies several risks to the January Financial Plan that the City has control over, the report notes that potential decreased federal and State funding pose significant risks to the January Financial Plan.

The report quantified certain risks to the January Financial Plan. These include possible net risks of $17 million, $683 million, $671 million, $663 million and $660 million in fiscal years 2010 through 2014, respectively. The risks identified in the report result from: (i) increased uniformed services overtime expenses of $64 million, $210 million, $201 million, $197 million and $197 million in fiscal years 2010 through 2014, respectively; (ii) increased pollution remediation expenses resulting from the scheduled implementation of GASB 49 of $176 million in each of fiscal years 2011 through 2014; (iii) reductions in State aid


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



payments of $328 million in each of fiscal years 2010 through 2014; and (iv) decreased revenues resulting from the possible failure of the City's tax fairness proposals to receive legislative approval of $219 million, $241 million, $262 million and $284 million in fiscal years 2011 through 2014, respectively. The report noted that such risks are partially offset by estimated increases in (i) nonproperty tax revenues of $350 million in fiscal year 2010 and $200 million in each of fiscal years 2011 through 2014 resulting from stronger business, sales and personal income tax collections and (ii) miscellaneous revenues of $25 million, $50 million $75 million, $100 million and $125 million in fiscal years 2010 through 2014, respectively. When combined with the results projected in the January Financial Plan, these net risks would result in estimated gaps of $17 million, $683 million, $3.83 billion, $4.33 billion and $4.50 billion in fiscal years 2010 through 2014, respectively.

The City Comptroller, the OSDC and the Control Board routinely release additional reports each of which discuss the Financial Plan. Such reports are available to the public.

SEASONAL FINANCING REQUIREMENTS. The City since 1981 has fully satisfied its seasonal financing needs, when necessary, in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has not issued short-term obligations to finance projected cash flow needs since fiscal year 2004. The City regularly reviews its cash position and the need for short-term borrowing. The Financial Plan does not include the issuance of short-term obligations in fiscal year 2010. The Financial Plan reflects the issuance of short-term obligations in the amount of $2.4 billion in each of fiscal years 2011 through 2014.

OUTSTANDING GENERAL OBLIGATION INDEBTEDNESS. As of March 31, 2010, the City had approximately $40.593 billion of net long term indebtedness.

WATER, SEWER AND WASTE. The City's financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the New York City Water Board (the "Water Board"), which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's Ten-Year Capital Strategy applicable to the City's water and sewer system covering fiscal years 2010 through 2019, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $13.9 billion. The City's Capital Commitment Plan for fiscal years 2010 through 2014 reflects total anticipated City-funded water and sewer commitments of $8.3 billion which are expected to be financed with the proceeds of Water Authority debt.

NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City's personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City's five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $282 million, $711 million, $883 million, $1.016 billion and $1.147 billion of Building Aid Revenue Bonds in fiscal years 2010 through 2014, respectively.

LITIGATION. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2009 amounted to approximately $5.5 billion.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BFA's role in implementing such guidelines.


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



BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BFA or BFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:



      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;



      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and



      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BFA or BFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BFA's proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to


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



which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Indexes

Each Treasury Fund invests substantially all of its assets in securities in one of the following indexes: the Barclays Capital U.S. 1-3 Year Treasury Bond Index, the Barclays Capital U.S. 3-7 Year Treasury Bond Index, the Barclays Capital U.S. 7-10 Year Treasury Bond Index, the Barclays Capital U.S. 10-20 Year Treasury Bond Index, the Barclays Capital U.S. 20+ Year Treasury Bond Index or the Barclays Capital U.S. Short Treasury Bond Index. Each Credit Bond Fund, including the iShares 10+ Year Credit Bond Fund, invests substantially all of its assets in one of the following indexes: Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Credit Bond Index and The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index/SM/. Each Government/Credit Bond Fund, including the iShares 10+ Year Government/Credit Bond Fund, invests substantially all of its assets in one of the following indexes: Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index and The BofA Merrill Lynch 10+ Year US Corporate & Government Index/SM/. Each Municipal Bond Fund invests substantially all of its assets in one of the following indexes: S&P California AMT-Free Municipal Bond IndexTM, S&P National AMT-Free Municipal Bond IndexTM, S&P New York AMT-Free Municipal Bond IndexTM and S&P Short Term National AMT-Free Municipal Bond IndexTM. Each International Treasury Fund invests substantially all of its assets in the S&P/Citigroup International Treasury Bond Index 1-3


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



Year and the S&P/Citigroup International Treasury Bond Index. The iShares JPMorgan USD Emerging Markets Bond Fund invests substantially all of its assets in securities represented in the JPMorgan EMBI Global Core Index. The iShares Barclays TIPS Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L). The iShares Barclays Aggregate Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. Aggregate Bond Index. The iShares Barclays MBS Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. MBS Index. The iShares Barclays Agency Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. Agency Bond Index. The iShares iBoxx $ High Yield Corporate Bond Fund and the iShares iBoxx $ Investment Grade Corporate Bond Fund invest substantially all of their assets in securities represented in the iBoxx(R) $ Liquid High Yield Index and the iBoxx(TM) $ Liquid Investment Grade Index, respectively.

Brief descriptions of the Funds' respective Underlying Indexes are provided below.

The BofA Merrill Lynch Indexes
THE BOFA MERRILL LYNCH 10+ YEAR US CORPORATE & GOVERNMENT INDEX/SM/

NUMBER OF COMPONENTS: APPROXIMATELY 1,455
-----------------------------------------

INDEX DESCRIPTION. The BofA Merrill Lynch 10+ Year US Corporate & Government Index/SM/ is a broad, total rate of return index designed to measure the performance of the long term, investment grade U.S. corporate and government bond markets. The Underlying Index securities include publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, foreign government debt and supranational debt. As of May 31, 2010, there were 1,455 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index is a total return index, which means that it includes both price appreciation and interest income received or accrued. The weight of each index constituent is based on its market value (including accrued interest) relative to the total market value of all securities within the Underlying Index as of the rebalancing day, which occurs on the last calendar day of each month. Rebalancing day market value is equal to the security's outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.

COMPONENT SELECTION CRITERIA. Securities eligible for inclusion in the Underlying Index include U.S. Treasury debt, U.S. agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, foreign government and supranational debt and debt issued by U.S. and non-U.S. corporations. In order to be eligible for inclusion in the Underlying Index a security must meet the following requirements:

o  Be denominated in U.S. dollars;

o Be of an issue with an outstanding face value of at least $1 billion for U.S. Treasuries; all others at least $250 million;



o Have at least ten years remaining term to a fixed final maturity (perpetual securities that are callable meet this requirement provided at least ten years remain before the first call date);

o Have a fixed coupon schedule (callable fixed-to-floating rate securities that are callable within the fixed coupon period meet this requirement provided at least ten years remain before the date at which it transitions to an adjustable rate coupon);

o Have an investment grade rating based on an average of Moody's, S&P and Fitch; and



o Be issued by an entity whose principal place of business is in a country that has an investment grade foreign currency long-term sovereign debt rating (based on an average of Moody's, S&P and Fitch).

Original issue discount zero coupon securities, "global" securities (debt issued simultaneously in the Eurobond and domestic bond markets), Rule 144A securities, corporate pay-in-kind securities and toggle notes (notes whose interest payments may be made in cash or in kind) qualify for inclusion in the Underlying Index. U.S. Treasury Bills, inflation-linked debt and STRIPS are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Tax-exempt US municipal, dividends-received deduction (DRD)-eligible and defaulted securities are excluded from the Underlying Index.


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



INDEX MAINTENANCE. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. Changes to the Underlying Index to be implemented during the month end rebalancing are announced by the second business day prior to the last business day of the month. The announced Underlying Index holdings may be subject to revisions prior to the month end rebalancing due to data corrections.

PRICING/BASE CURRENCY. The Underlying Index is compiled and published on all global business days, defined as any day that WM Company publishes its closing spot rates. In addition, the Underlying Index is always compiled and published on the last calendar day of the month, including those calendar month-end dates that fall on weekends and global holidays.

THE BOFA MERRILL LYNCH 10+ YEAR US CORPORATE & YANKEES INDEX/SM/

NUMBER OF COMPONENTS: APPROXIMATELY 1,166
-----------------------------------------

INDEX DESCRIPTION. The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index/SM/ is a broad, total rate of return index designed to measure the performance of the long term, investment-grade U.S. corporate and Yankee bond markets. Index securities include debt issued publicly by U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, foreign government debt and supranational debt. As of May 31, 2010, there were 1,166 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index is a total return index, which means that it includes both price appreciation and interest income received or accrued. The weight of each index constituent is based on its market value (including accrued interest) relative to the total market value of all securities within the Underlying Index as of the rebalancing day, which occurs on the last calendar day of each month. Rebalancing day market value is equal to the security's outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.

COMPONENT SELECTION CRITERIA. Securities eligible for inclusion in the Underlying Index include foreign government debt, supranational debt and debt issued by U.S. and non-U.S. corporations. In order to be eligible for inclusion in the Underlying Index a security must meet the following requirements:

o  Be denominated in U.S. dollars;

o  Be of an issue with an outstanding face value of at least $250 million;



o Have at least ten years remaining term to a fixed final maturity (perpetual securities that are callable meet this requirement provided at least ten years remain before the first call date);



o Have a fixed coupon schedule (callable fixed-to-floating rate securities that are callable within the fixed coupon period meet this requirement provided at least ten years remain before the date at which it transitions to an adjustable rate coupon);

o Have an investment-grade rating based on an average of Moody's, S&P and Fitch; and



o Be issued by an entity whose principal place of business is in a country that has an investment-grade foreign currency long-term sovereign debt rating (based on an average of Moody's, S&P and Fitch).

Original issue discount zero coupon securities, "global" securities (debt issued simultaneously in the Eurobond and domestic bond markets), Rule 144A securities, corporate pay-in-kind securities and toggle notes (notes whose interest payments may be made in cash or in kind) qualify for inclusion in the Underlying Index. Taxable and tax-exempt U.S. municipal, dividends-received deduction (DRD)-eligible and defaulted securities are excluded from the Underlying Index.

INDEX MAINTENANCE. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. Changes to the Underlying Index to be


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implemented during the month end rebalancing are announced by the second business day prior to the last business day of the month. The announced Underlying Index holdings may be subject to revisions prior to the month end rebalancing due to data corrections.

PRICING/BASE CURRENCY. The Underlying Index is compiled and published on all global business days, defined as any day that WM Company publishes its closing spot rates. In addition, the Underlying Index is always compiled and published on the last calendar day of the month, including those calendar month-end dates that fall on weekends and global holidays.

The Barclays Capital Indexes
The Barclays Capital Indexes are maintained by Barclays Capital Inc., which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Indexes.

BARCLAYS CAPITAL U.S. 1-3 YEAR CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2010, there were 729 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 1-3 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2010, there were 61 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes ("TINs"), state and local government series bonds ("SLGs"), and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 3-7 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of May 31, 2010, there were 63 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, and SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


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BARCLAYS CAPITAL U.S. 7-10 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of May 31, 2010, there were 19 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 10-20 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. As of May 31, 2010, there were 23 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 20+ YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2010, there were 21 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. AGENCY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Agency Index is comprised of investment-grade native currency agency debentures issued by government and government-related agencies, including Fannie Mae. Debentures issued in their "native currency" are debentures issued in the local currency of their country of issuance, or in the local currency of a country whose government guarantees the debt. The Underlying Index includes both callable and non-callable agency securities that are publicly issued by U.S. government agencies and quasi-federal corporations (as described under INDEX METHODOLOGY below), and corporate or foreign debt guaranteed by the U.S. government. As of May 31, 2010, the largest issues within the Underlying Index were FNMA, FHLMC and FHLB, with a composite market value weight in the Underlying Index of approximately 29.9%, 27.6% and 19.6% respectively.

INDEX METHODOLOGY. The Underlying Index measures the performance of both callable and non-callable U.S. dollar-denominated government agency debentures, including securities of the following categories:



o government guaranteed securities: issuances that carry direct guarantees from central governments (including, but not limited to, the U.S. federal government);


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o  government owned, not guaranteed, securities: issuances of entities that are more than 50% owned by central or local governments (including, but not limited to, the U.S. federal government and U.S. state governments); and



o government sponsored securities: issuances of entities that carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.

The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

The Underlying Index represents the U.S. Agency portion of the Barclays Capital U.S. Aggregate Bond Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.

INDEX MAINTENANCE.The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (E.G., because of downgrades or called bonds) or for issues that are newly eligible (E.G., up-grades or newly issued bonds) on the last business day of each month. The Barclays Capital Indexes are valued using end of day bid side prices, as marked by Barclays Capital. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Barclays Capital Indexes are calculated once a day and are available from major data vendors.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the total U.S. investment grade bond market. As of May 31, 2010, there were 8,211 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as SLGs, are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month

BARCLAYS CAPITAL U.S. CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year. As of May 31, 2010, there were 3,952 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BARCLAYS CAPITAL U.S. INTERMEDIATE CREDIT BOND INDEX


INDEX DESCRIPTION. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2010, there were 2,802 issues in the Underlying Index.


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INDEX METHODOLOGY. The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT BOND INDEX


INDEX DESCRIPTION. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year. As of May 31, 2010, there were 5,019 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX


INDEX DESCRIPTION. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than ten years. As of May 31, 2010, there were 944 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to 1 year and less than ten years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BARCLAYS CAPITAL U.S. MBS INDEX


INDEX DESCRIPTION. The Barclays Capital U.S. MBS Index measures the performance of investment grade mortgage-backed pass-through securities of GNMA, FNMA, and FHLMC. As of May 31, 2010, there were 1,324 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes fixed-rate securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year maturities as well as hybrid ARMs. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year, for hybrid ARMs, must be at least one year away from initial reset, must be investment grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted, and the securities in the Underlying Index are updated on the last calendar day of each month.


BARCLAYS CAPITAL U.S. SHORT TREASURY BOND INDEX


INDEX DESCRIPTION. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of May 31, 2010, there were 51 issues in the Underlying Index.


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INDEX METHODOLOGY. The Underlying Index includes all publicly issued, U.S.
Treasury securities that have a remaining maturity of between one and 12 months, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BARCLAYS CAPITAL U.S. TREASURY INFLATION PROTECTED SECURITIES (TIPS) INDEX (SERIES-L)


INDEX DESCRIPTION. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As of May 31, 2010, there were 29 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

The iBoxx Indexes
IBOXX(TM) $ LIQUID HIGH YIELD INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 358
=======================================

INDEX DESCRIPTION. The iBoxx(TM) $ Liquid High Yield Index measures the performance of the liquid high yield corporate bond market. As of May 31, 2010, the Underlying Index is a rules-based index consisting of of approximately 358 liquid high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

INDEX METHODOLOGY. The Underlying Index is a subset of a broader high yield universe of sub- investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. The bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated sub-investment grade by Fitch, Moody's or S&P; (iii) are from issuers with at least $1 billion of outstanding face value (iv) are bond issues with at least $400 million of outstanding face value; and; (v) are less than five years old and have at least three years to maturity.

COMPONENT SELECTION CRITERIA. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. The number of bonds in the Underlying Index may change, but as of May 31, 2010 the index tracked approximately 358 constituents. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.

IBOXX(TM) $ LIQUID INVESTMENT GRADE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 682
=======================================

INDEX DESCRIPTION. The iBoxx $ Liquid Investment Grade Index measures the performance of 682 highly liquid investment grade corporate bonds. The Underlying Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. The methodology changes began at the Underlying Index's September 30, 2009 rebalancing, and weighting adjustments are expected to be completed over the next three-month period. Below are descriptions of both the former methodology and the new methodology, which is expected to be fully reflected in the Underlying Index when the transition is complete.

INDEX METHODOLOGY.The Underlying Index is a subset of the iBoxx USD Corporate Bond Index, an index of over 2,000 investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the iBoxx USD


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Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Moody's, or S & P; (iii) are from issuers with at least $3 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

COMPONENT SELECTION CRITERIA. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. The number of bonds in the Underlying Index may change, but as of May 31, 2010 the index tracked approximately 682 constituents. There is no constraint on the number of index constituents. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The minimum total amount outstanding per issuer is $3 billion. The Underlying Index is updated monthly on the last business day of each month.

The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.


The methodologies of the iBoxx(TM) indexes are owned by Markit Group and may be covered by one or more patents or pending patent applications.


The S&P Indexes

ISSUE CHANGES. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

INDEX MAINTENANCE. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.


INDEX AVAILABILITY. Most S&P Fixed Income Indexes are calculated at the end of the business day. All S&P Indexes are available from major data vendors.

S&P CALIFORNIA AMT-FREE MUNICIPAL BOND INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 1,482
=========================================

INDEX DESCRIPTION. The S&P California AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade California sector of the U.S. municipal bond market. As of May 31, 2010, the Underlying Index consisted of 1,482 bonds, with a total market value of $117.5 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 21.7% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of May 31, 2010.


INDEX METHODOLOGY. To be included in the Underlying Index bonds must meet all of the following criteria: (i) the bond issuer is from a California state or local government or agency whose interest payments are exempt from U.S. federal and California State income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (iii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB-by S&P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"), (v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the Securities Industry and Financial Markets Association ("SIFMA") and/or the New York Stock Exchange ("NYSE"). Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable-rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the Standard & Poor's Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.


INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 8,274
=========================================

INDEX DESCRIPTION. The S&P National AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. As of May 31, 2010, the Underlying Index consisted of 8,274 bonds, with a total market value of $541.6 billion.

INDEX METHODOLOGY. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor's, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 25% of the weight of the index, and the five highest weighted index constituents do not account for more than 50% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.


COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the S&P Index Committee who oversees the management of the Underlying index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.


INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NEW YORK AMT-FREE MUNICIPAL BOND INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 1,448
=========================================

INDEX DESCRIPTION. The S&P New York AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade New York sector of the U.S. municipal bond market. As of May 31, 2010, the Underlying Index consisted of 1,448 bonds, with a total market value of $98.3 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 18.1% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of May 31, 2010.

INDEX METHODOLOGY. To be included in the Underlying Index bonds must meet all of the following criteria: (i) the bond issuer is from New York State or a local government or agency whose interest payments are exempt from U.S. federal and New York state income taxes and the federal AMT, as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by S&P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the Standard & Poor's Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.


INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 1,853
=========================================

INDEX DESCRIPTION. The S&P Short Term National AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market value weighted index designed to measure the performance of the short-term investment-grade U.S. municipal bond market. As of May 31, 2010, the Underlying Index consisted of 1,853 issues, with a total market value of $108.0 billion.

INDEX METHODOLOGY. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT, as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by S&P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"), (v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by SIFMA and/or NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the Underlying Index, and the five highest weighted index constituents do not account for more than 65% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.


CHANGES IN CIRCUMSTANCES AFFECTING INDEX USE. If, in the future, a Fund's Underlying Index is discontinued by its Index Provider or the Trustees determine that it would not be beneficial to shareholders for the Fund to continue operations using its Underlying Index, the Trustees may change the Underlying Index as described in the INVESTMENT LIMITATIONS section of this SAI or cause a Fund to effect a merger or reorganization with another Fund. To the extent permitted by law, such change or merger or reorganization may be effected without a vote of shareholders.


The S&P/Citigroup Indexes

S&P/CITIGROUP INTERNATIONAL TREASURY BOND INDEX EX-US 1-3 YEAR

NUMBER OF COMPONENTS: APPROXIMATELY 136
=======================================

INDEX DESCRIPTION. The S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year is a broad, market value weighted index designed to measure the performance of treasury bonds issued in local currencies by developed market countries outside the U.S., as classified by the Bank of International Settlements ("BIS"). The Underlying Index is a sub-index of the S&P/Citigroup International Treasury Bond Index. The weight of each country in the Underlying Index is based on the total market value of the country's outstanding debt. The Underlying Index methodology is designed to limit the weights of the countries with the highest amount of debt outstanding. As of May 31, 2010, the Underlying Index included securities issued by the following 19 markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.


INDEX METHODOLOGY. In order for a bond to be considered for inclusion in the Underlying Index, it must be issued in its local currency by a country that is outside of the U.S. that is considered a developed market and that represents a certain minimum weight of the eligible universe. For a country to be considered a developed market, it must be classified as a "Developed Country" by BIS in its international debt securities statistics. For a country to be included in the Underlying Index at inception, that country's outstanding bond issuance must have a market value greater than or equal to 25 basis points of the total eligible universe of developed markets. The Underlying Index is reviewed annually, and a country may only be added at that time if it has a market value outstanding greater than or equal to 50 basis points of the total eligible universe. Any country currently in the Underlying Index is removed at any subsequent annual review in which it has a market weight of less than 10 basis points of the total eligible universe. Country composition, addition and deletion thresholds as well as weightings are reviewed by S&P on an annual basis.


COMPONENT SELECTION CRITERIA. In order to be eligible for inclusion in the Underlying Index, a security must (i) be issued by the government of an eligible country as noted above, (ii) be issued in the currency of the country of domicile, (iii) have a maturity of greater than one year and less than or equal to three years, (iv) be included and priced in the Citigroup Global Fixed Income index database and (v) have a current minimum face amount outstanding based on the following minimums by country: Japan ((Yen)500 bn), Germany ((Euro)2.5 bn), United Kingdom ((Pounds)2 bn), France ((Euro)2.5 bn), Italy ((Euro)2.5 bn), Spain ((Euro)2.5 bn), Canada (C$ 2.5 bn), Australia (A$ 750
mn), the Netherlands ((Euro)2.5 bn), Belgium ((Euro)2.5 bn), Greece ((Euro)2.5
bn), Sweden (SEK 25 bn), Austria ((Euro)2.5 bn), Switzerland (SFr 4 bn), Portugal ((Euro)2.5 bn), Denmark (DKr 20 bn), Finland ((Euro)2.5 bn), Singapore (S$ 1.5 bn), New Zealand (NZ$ 750 mn), Norway (NOK 20 bn) and Ireland ((Euro)2.5 bn).


S&P/CITIGROUP INTERNATIONAL TREASURY BOND INDEX EX-US


NUMBER OF COMPONENTS: APPROXIMATELY 597
=======================================
INDEX DESCRIPTION. The S&P/Citigroup International Treasury Bond Index Ex-US is a broad, diverse, market value-weighted


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



index designed to measure the performance of treasury bonds issued in local currencies by developed market countries outside the U.S., as classified by the BIS. The weight of each country in the Underlying Index is based on the total market value of the country's outstanding debt. The Underlying Index methodology is designed to limit the weights of the countries with the highest amount of debt outstanding. As of May 31, 2010, the Underlying Index included securities issued by the following 19 markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.


INDEX METHODOLOGY. In order for a bond to be considered for inclusion in the Underlying Index, it must be issued in its local currency by a country that is outside of the U.S. that is considered a developed market and that represents a certain minimum weight of the eligible universe. For a country to be considered a developed market, it must be classified as a "Developed Country" by BIS in its international debt securities statistics. For a country to be included in the Underlying Index at inception, that country's outstanding bond issuance must have a market value greater than or equal to 25 basis points of the total eligible universe of developed markets. The Underlying Index is reviewed annually, and a country may only be added at that time if it has a market value outstanding greater than or equal to 50 basis points of the total eligible universe. Any country currently in the Underlying Index is removed at any subsequent annual review in which it has a market weight of less than 10 basis points of the total eligible universe. Country composition, addition and deletion thresholds as well as weightings are received by S&P on an annual basis.


COMPONENT SELECTION CRITERIA. In order to be eligible for inclusion in the Underlying Index, a security must (i) be issued by the government of an eligible country as noted above, (ii) be issued in the currency of the country of domicile, (iii) have a maturity of greater than one year, (iv) be included and priced in the Citigroup Fixed Income Index database and (v) have a current minimum face amount outstanding based on the following minimums by country:
Japan ((Yen)500 bn), Germany ((Euro)2.5 bn), United Kingdom ((Pounds)2 bn), France ((Euro)2.5 bn), Italy ((Euro)2.5 bn), Spain ((Euro)2.5 bn), Canada
(C$ 2.5 bn), Australia (A$ 750 mn), the Netherlands ((Euro)2.5 bn), Belgium ((Euro)2.5 bn), Greece ((Euro)2.5 bn), Sweden (SEK 25 bn), Austria ((Euro)2.5 bn), Switzerland (SFr 4 bn), Portugal ((Euro)2.5 bn), Denmark (DKr 20 bn), Finland ((Euro)2.5 bn), Singapore (S$ 1.5 bn), New Zealand (NZ$ 750 mn), Norway (NOK 20 bn) and Ireland ((Euro)2.5 bn).


INDEX MAINTENANCE. The Index is calculated every weekday of the year except Christmas and New Year's Day. The Underlying Index uses pricing from the Citigroup Fixed Income Index database, under which the following guidelines currently apply. For all markets other than Japan, index securities are priced using bid pricing available from Citigroup at the close of the local market on the last business day of each month. For Japan, index securities are priced using mid prices, the price between the closing bid and ask prices. The following local market times are used for pricing: Australia (4:30 PM Sydney), New Zealand (4:30 PM Wellington), Japan (3:00 PM Tokyo), Singapore (4:30 PM Singapore), Canada (3:00 PM New York), United Kingdom (4:15 PM London), EMU Bloc (4:15 PM London), Scandinavia (4:15 PM London), Switzerland (5:00 PM Zurich). For intra-month daily pricing calculations only, Citigroup trader bid prices may be supplemented by (a) matrix pricing calculated by Citigroup internally, or (b) outside pricing sources. The Underlying Index is denominated in U.S. dollars. Local currency prices are converted into U.S. dollars each day using closing spot rates published by WM/Reuters at 4:00 PM London time.


The weight of each security is determined by first establishing the weighting of each country in the Underlying Index. The Underlying Index is reviewed every year at March month end using January month-end figures. The country weightings are established at that time, with the weighting of each country in the Underlying Index being initially set by taking the total market value of each country and dividing by the total market value of all countries included in the Underlying Index. Weightings are then adjusted to ensure that no single country has a weight greater than 24.95% and the sum of countries with weightings greater than 4.95% is less than or equal to 50.00%. Additional adjustments may be made to minimize deviations from initial market value across countries. The weighting of each eligible bond within a given country is calculated as the market value of that bond divided by the total market value of all eligible bonds within that country. The weighting of each eligible bond in the Underlying Index is therefore the weighting of that bond within its country multiplied by the weighting of that country within the Underlying Index.

The Underlying Index is rebalanced on a monthly basis. During a rebalance all country weights are reset to the weights determined at the most recent annual review. The weight of each bond in the index after monthly rebalancing is calculated as its weight within its country, as determined by current market values, multiplied by its country weight.

The Underlying Index includes all bonds included in the corresponding Citigroup country indices. Citigroup reviews bonds for eligibility each month based on the eligibility criteria listed above, using information that is publicly available on or before the monthly review date. Eligible new issuances are added to the Underlying Index and any current Underlying Index constituents which no longer meet all of the eligibility requirements above are removed at the monthly rebalancing. The date of each

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


monthly review will be no less than four business days prior to the month end rebalancing date (with calendar adjustments for holidays in the United States, the United Kingdom, Japan, Germany and Australia). Changes to the Underlying Index to be implemented during the month end rebalancing are announced on the business day following the monthly review. The portfolio announced at monthly review may be subject to revisions prior to the month end rebalancing due to data corrections or issues being called, tendered or defaulted, which are then removed. For more information please refer to the Citigroup Global Fixed Income Index Catalog.


The JPMorgan Index

JPMORGAN EMBI GLOBAL CORE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 153
=======================================

INDEX DESCRIPTION. The JPMorgan EMBI Global Core Index is a broad, diverse, market capitalization weighted index designed to measure the performance of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and securities issued by sovereign and quasi-sovereign entities of emerging market countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. The methodology is designed to distribute the weights of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. As of May 31, 2010, the Underlying Index consisted of the following 30 countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Egypt, El Salvador, Hungary, Indonesia, Iraq, Ivory Coast, Kazakhstan, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.


INDEX METHODOLOGY. In order for a bond to be considered as eligible for inclusion in the Underlying Index, the bond must be issued by a country that is considered an emerging market. Two criteria determine whether a country is defined as an emerging market and, therefore, can be considered for inclusion in the Underlying Index. First, a country must be classified as having a low or middle per capita income by the World Bank for at least two consecutive years, based on data lagged one year. The current source for these classifications is the World Bank publication Global Development Finance. Published annually, this report reflects per capita income brackets as of the previous year's close. Second, regardless of their World-Bank-defined income level, countries that either have restructured their external debt during the past ten years or currently have restructured external debt outstanding will also be considered for inclusion in the Underlying Index. Once the universe of emerging markets countries has been defined, the eligible securities from these countries must be selected for inclusion in the Underlying Index.

COMPONENT SELECTION CRITERIA. Securities that satisfy all the following defined criteria will be eligible for inclusion in the Underlying Index: (i) can be fixed or floating-rate (ii) must be issued by sovereign and quasi-sovereign entities from index-eligible countries as noted above (iii) must be denominated in U.S. dollars; (iv) must have a current face amount outstanding of $1 billion or more; (v) must have at least 2 years until maturity; (vi) must be able to settle internationally through Euroclear or another institution domiciled outside the issuing country; and (vii) must be a security whose bid and offer prices are available on a daily and timely basis - either from an inter-dealer broker or JPMorgan. Convertible bonds, securities issued by municipalities or provinces, and local law securities are all excluded from the Underlying Index.

INDEX MAINTENANCE. The Underlying Index is a broad, diverse market capitalization weighted index. The Underlying Index is priced at 3:00 pm, Eastern Time every business day of the year as defined by the U.S. bond market calendar. Underlying Index securities are priced using bid pricing each day. For securities where there is not a valid price available at 3:00 pm Eastern Time, the last available valid price is obtained from the market. As a last resort, if there are no valid market prices for an instrument, JPMorgan traders are asked to provide a market bid and ask. For those securities where pricing is not available on a regular basis, the composition methodology ensures that such securities will be excluded from the Underlying Index.

The weight of each security in the Underlying Index is determined by first starting with the face amount outstanding of all eligible securities and aggregating such securities by country. The highest weighted countries are then constrained by capping the total weight within those countries. The result establishes new country weights which are then used to calculate the new eligible face amounts per security within those countries. To calculate the final weights of each security in the Underlying Index, the current day's price is multiplied by each security's adjusted face amount. The market capitalization for each security is then divided by the total market capitalization for all securities in the Underlying Index. The result represents the weight of the security expressed as a percentage of the Underlying Index.

The Underlying Index is generally rebalanced on a monthly basis. A new security that meets the Underlying Index admission requirements is added to the Underlying Index on the first month-end business date after its issuance, provided its issue date falls before the 15th of the month. A new security whose settlement date falls on or after the 15th of the month is added to the Underlying Index on the last business day of the next month. There are two exceptions to this rule. The first exception applies to new securities that are released as part of a debt exchange program. For example, if a country exchanges a portion of its outstanding debt for a new issue after the 15th of the month, at the month-end rebalancing date immediately following this event the amount of debt retired in this exchange would be removed from the Underlying Index. The new security would then be added to the Underlying Index. The second exception concerns Regulation S securities. A security that is issued solely in reliance on Regulation S of the 1933 Act and not pursuant to Rule 144A will be ineligible for inclusion in the Underlying Index until the expiration of the relevant Regulation S restricted period. The date at which the restriction is lifted will effectively be the new "issue" date, at which point the 15th of the month rule will apply. In extreme cases, an intra-month rebalancing can occur when: (i) more than $6 billion of the face amount of Underlying Index eligible bonds are exchanged; (ii) more than 2/3 of the face amount of any one of the most liquid Underlying Index bonds are exchanged. If an announcement is made for a bond to be called, it is removed from the Underlying Index on the month-end prior to its call date on the basis of having less than 24 months remaining until maturity. However, if an announcement is not made in time for the bond to be removed from the Underlying Index on the prior month-end, it will be removed the first month-end following the announcement, unless the amount to be called triggers an intra-month rebalancing.


Investment Limitations

Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

THE ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND, ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND, ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND, ISHARES BARCLAYS TIPS BOND FUND, ISHARES BARCLAYS AGGREGATE BOND FUND, AND ISHARES IBOXX $ INVESTMENT GRADE CORPORATE BOND FUND WILL NOT:

1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies). (Notwithstanding the foregoing, the Barclays Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.


THE ISHARES 10+ YEAR CREDIT BOND FUND, ISHARES 10+ YEAR GOVERNMENT/CREDIT BOND FUND, ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND, ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND, ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND, ISHARES BARCLAYS AGENCY BOND FUND, ISHARES BARCLAYS CREDIT BOND FUND, ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND, ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND, ISHARES BARCLAYS MBS BOND FUND, ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND, ISHARES BARCLAYS SHORT TREASURY BOND FUND, ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND, ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, ISHARES S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, ISHARES S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND, ISHARES S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND, ISHARES S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND, ISHARES S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND AND ISHARES S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND WILL NOT:


1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.


BFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BFA considers the following factors:


      o  The frequency of trades and quotes for the security;

      o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

      o  Dealer undertakings to make a market in the security; and


      o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of the Index (if any) that consists of mortgage-pass through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management


TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and BlackRock Funds III (formerly, Barclays Global Investors Funds), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 201 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

                              INTERESTED TRUSTEES


                                                  PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
      NAME (AGE)           POSITION               DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- ------------------ ---------------------------------------- ----------------------------------------
Robert S. Kapito/1/   Trustee            President and Director, BlackRock,       Director of iShares, Inc. (since 2009);
(53)                  (since 2009)       Inc. (since 2006 and 2007,               Director of BlackRock, Inc. (since
                                         respectively); Vice Chairman of          2007).
                                         BlackRock, Inc. and Head of
                                         BlackRock's Portfolio Management
                                         Group (since its formation in 1998)
                                         and BlackRock's predecessor entities
                                         (since 1988); Trustee, University of
                                         Pennsylvania (since 2009); Chairman,
                                         Hope & Heroes Children's Cancer
                                         Fund (since 2002); President of the
                                         Board of Directors, Periwinkle
                                         Theatre for Youth (since 1983).

Michael Latham/2/     Trustee (since     Managing Director, BTC (since 2009);     Director of iShares, Inc. (since 2010).

(44)                  2010); President   Head of Americas iShares, Barclays
                      (since 2007).      Global Investors ("BGI") (2007-2009);
                                         Director and Chief Financial Officer of
                                         Barclays Global Investors
                                         International, Inc. (2005-2009); Chief
                                         Operating Officer of the Intermediary
                                         Investor and Exchange Traded
                                         Products Business of BGI (2003-
                                         2007).

----------

/1/ Robert S. Kapito is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
/2/ Michael Latham is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.


INDEPENDENT TRUSTEES


                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
-------------------- -------------------- ------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since       Dean Witter Distinguished Professor   Director of iShares, Inc. (since 2002);
(71)                 2000); Independent   of Finance, Emeritus, Stanford        Independent Chairman of iShares,
                     Chairman (since      University: Graduate School of        Inc. (since 2010); Director of
                     2010).               Business (since 1994).                Continental Airlines, Inc. (since
                                                                                1996); Director of Community First
                                                                                Financial Group (since 1995);
                                                                                Director of Tejon Ranch Company
                                                                                (since 1999); Director of Threshold
                                                                                Pharmaceuticals (since 2004);
                                                                                Director of NETGEAR, Inc. (since
                                                                                2007).

John E. Martinez     Trustee              Director of Real Estate Equity        Director of iShares, Inc. (since 2003);
(49)                 (since 2003).        Exchange (since 2005).                Chairman, Independent Review
                                                                                Committee, Canadian iShares Funds
                                                                                (since 2007).


                                             PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)          POSITION            DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------- --------------- --------------------------------------- ----------------------------------------
Cecilia H. Herbert   Trustee         Director (since 1998) and President     Director of iShares, Inc. (since 2005);
(61)                 (since 2005).   (since 2007) of the Board of            Director, Forward Funds (34
                                     Directors, Catholic Charities CYO;      portfolios) (since 2009).
                                     Trustee of Pacific Select Funds
                                     (2004-2005); Trustee (since 2005)
                                     and Chair of the Finance and
                                     Investment Committees (since 2006)
                                     of the Thacher School; Chair of
                                     Investment Committee, Archdiocese
                                     of San Francisco (1994-2005).

Charles A. Hurty     Trustee         Retired; Partner, KPMG LLP (1968-       Director of iShares, Inc. (since 2005);
(66)                 (since 2005).   2001).                                  Director of GMAM Absolute Return
                                                                             Strategy Fund (1 portfolio) (since
                                                                             2002); Director of Citigroup
                                                                             Alternative Investments Multi-
                                                                             Adviser Hedge Fund Portfolios LLC (1
                                                                             portfolio) (since 2002).

John E. Kerrigan     Trustee         Chief Investment Officer, Santa Clara   Director of iShares, Inc. (since 2005).
(54)                 (since 2005).   University (since 2002).

Robert H. Silver     Trustee         President and Co-Founder of The         Director of iShares, Inc. (since 2007).
(55)                 (since 2007).   Bravitas Group, Inc. (since 2006);
                                     Member, Non-Investor Advisory
                                     Board of Russia Partners II, LP (since
                                     2006); President and Chief Operating
                                     Officer (2003-2005) and Director
                                     (1999-2005) of UBS Financial
                                     Services, Inc.; President and Chief
                                     Executive Officer of UBS Services
                                     USA, LLC (1999-2005); Managing
                                     Director, UBS America, Inc. (2000-
                                     2005); Director and Vice Chairman of
                                     the YMCA of Greater NYC (since
                                     2001); Broadway Producer (since
                                     2006); Co-Founder and Vice
                                     President of Parentgiving Inc. (since
                                     2008); Director and Member of the
                                     Audit and Compensation Committee
                                     of EPAM Systems, Inc. (2006-2009).

Darrell Duffie       Trustee         Professor, Stanford University:         Director of iShares, Inc. (since 2008);
(56)                 (since 2008).   Graduate School of Business (since      Director of Moody's Corporation
                                     1984).                                  (since 2008).


                                   OFFICERS


                                                     PRINCIPAL OCCUPATION(S)
     NAME (AGE)              POSITION                DURING THE PAST 5 YEARS
--------------------  ---------------------  ---------------------------------------
Geoffrey D. Flynn     Executive Vice         Managing Director, BTC (since 2009);
(53)                  President and Chief    Chief Operating Officer, U.S. iShares,
                      Operating Officer      BGI (2007-2009); President, Van
                      (since 2008).          Kampen Investors Services (2003-
                                             2007); Managing Director, Morgan
                                             Stanley (2002-2007); President,
                                             Morgan Stanley Trust, FSB (2002-
                                             2007).

Jack Gee              Treasurer and Chief    Managing Director, BTC (since 2009);
(50)                  Financial Officer      Senior Director of Fund
                      (since 2008).          Administration of Intermediary
                                             Investor Business of BGI (2009);
                                             Director of Fund Administration of
                                             Intermediary Investor Business of BGI
                                             (2004-2009).

Eilleen M. Clavere    Secretary              Director, BTC (since 2009); Director
(58)                  (since 2007).          of Legal Administration of
                                             Intermediary Investor Business of BGI
                                             (2006-2009); Legal Counsel and Vice
                                             President of Atlas Funds, Atlas
                                             Advisers, Inc. and Atlas Securities,
                                             Inc. (2005-2006); Counsel of
                                             Kirkpatrick & Lockhart LLP (2001-
                                             2005).

Ira P. Shapiro        Vice President and     Managing Director, BTC (since 2009);
(47)                  Chief Legal Officer    Associate General Counsel, BGI
                      (since 2007).          (2004-2009).

Amy Schioldager       Executive Vice         Managing Director, BTC (since 2009);
(47)                  President              Global Head of Index Equity, BGI
                      (since 2007).          (2008-2009); Global Head of U.S.
                                             Indexing, BGI (2006-2008); Head of
                                             Domestic Equity Portfolio
                                             Management, BGI (2001-2006).

Patrick O'Connor      Vice President         Managing Director, BTC (since 2009);
(42)                  (since 2007).          Head of iShares Portfolio
                                             Management, BGI (2006-2009);
                                             Senior Portfolio Manager, BGI (1999-
                                             2006).

Lee Sterne            Vice President         Managing Director, BTC (since 2009);
(44)                  (since 2007).          Head of U.S. Fixed Income Index and
                                             iShares, BGI (2007-2009); Senior
                                             Portfolio Manager, BGI (2004-2007).


                                        PRINCIPAL OCCUPATION(S)
  NAME (AGE)       POSITION             DURING THE PAST 5 YEARS
-------------  ----------------  -------------------------------------
Matt Tucker    Vice President    Managing Director, BTC (since 2009);
(37)           (since 2007).     Director of Fixed Income Investment
                                 Strategy, BGI (2009); Head of U.S.
                                 Fixed Income Investment Solutions,
                                 BGI (2005-2008); Fixed Income
                                 Investment Strategist, BGI (2003-
                                 2005).




The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock's predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions(TM). Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also Chairman of the Hope & Heroes Children's Cancer Fund, since 2002, and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael A. Latham has been a Trustee of the Trust since 2010. Mr. Latham has served as a Director of iShares, Inc. since 2010. In addition, Mr. Latham has served as President of the Trust and iShares, Inc. since 2007. He served as Principal Financial Officer of the Trust and iShares, Inc. from 2002 until 2007. Mr. Latham is head of BlackRock's iShares exchange-traded fund business for the U.S. and Canada. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock's predecessor entities. Prior to assuming his current responsibilities in April 2009, he was Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Trustee of the Trust since 2000, and Chairman of the Trust's Board since 2010. Mr. Parker served as Lead Independent Trustee of the Trust from 2006 to 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chairman of iShares, Inc.'s board of directors since 2010 and Lead Independent Director of iShares, Inc. from 2006 to 2010. Mr. Parker also served as the head of the Nominating and Governance Committee for the Trust and iShares, Inc. from 2002 to 2010. Mr. Parker also serves as Director on five other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at the School. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and PhD degree from the Stanford Business School.

John E. Martinez has been a Trustee of the Trust since 2003. Mr. Martinez has served as a Director of iShares, Inc. since 2003. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors
(BGI) UK Holdings, where he provided governance oversight representing BGI's shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI's worldwide activities. Since 2007, Mr. Martinez also serves as the Chairman of the Independent Review Committee for the Canadian iShares Funds. This committee provides guidance and oversight of potential conflicts of interest between the mutual fund advisor and shareholders. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has served as a Director of iShares, Inc. since 2005. She is President of the Board of the Catholic Charities CYO, among the Bay Area's largest, private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1991, which she chaired from 1994 to 2006. She is a Trustee of the Thacher School, since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director since 2010 and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005. Mr. Hurty has served as a Director of iShares, Inc. since 2005. Mr. Hurty has also served as the head of the Audit Committee of the Trust and iShares, Inc. since 2006. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005. Mr. Kerrigan also serves as the Chair of the Nominating and Governance Committee of the Trust and iShares, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co, including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston College and is a Chartered Financial Analyst.

Robert H. Silver has been a Trustee of the Trust since 2007. Mr. Silver has served as a Director of iShares, Inc. since 2007. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation ("DTCC") and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee, since 2001, and Co-Founder and Vice President of Parentgiving Inc., since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Darrell Duffie has been a Trustee of the Trust since 2008. Mr. Duffie has served as a Director of iShares, Inc. since 2008. Mr. Duffie is the Dean Witter Distinguished Professor of Finance at Stanford Business School, where he has been a faculty member since 1984. In addition, Mr. Duffie serves as a director of Moody's Corporation, since 2008, is on the Board of Directors of the Pacific Institute of Mathematical Sciences, and sits on numerous other scholarly boards. Mr. Duffie is a member of the Governing Board of the International Association of Financial Engineers and of the Financial Advisory Roundtable of the New York Federal Reserve Bank. He is a member of the Executive Committee of the American Finance Association, of which he was the President in 2009. Mr. Duffie, a Fellow of the American Academy of Arts and Sciences, has a BS in engineering from the University of New Brunswick, a Master of Economics from the University of New England and a Ph.D. in Engineering Economic Systems from Stanford University.

Board - Leadership Structure and Oversight Responsibilities
-----------------------------------------------------------

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust's charter. The Board is currently composed of nine members, seven of whom are Independent Trustees (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board's general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management's risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

COMMITTEES OF THE BOARD OF TRUSTEES. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust ("Independent Trustee") serves on the Audit Committee and the Nominating and Governance Committee of the Board. Mr. Martinez was not a member of these committees prior to August 13, 2009. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants;
(v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met three times during the fiscal year ended February 28, 2010.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met three times during the fiscal year ended February 28, 2010.

The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:




                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
Robert Kapito         None                                               None                      None

John E. Martinez      iShares Barclays 7-10 Year Treasury Bond Fund      Over $100,000             Over $100,000

                      iShares Barclays Short Treasury Bond Fund          Over $100,000

                      iShares Barclays TIPS Bond Fund                    Over $100,000

                      iShares MSCI All Country Asia ex Japan Index       Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 1000 Index Fund                    Over $100,000

                      iShares Russell 1000 Value Index Fund              Over $100,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P Global Consumer Staples Sector         Over $100,000
                      Index Fund

George G.C. Parker    iShares Barclays 1-3 Year Treasury Bond Fund       $      1-$10,000          Over $100,000

                      iShares Barclays Aggregate Bond Fund               $ 10,001-$50,000

                      iShares Dow Jones Select Dividend Index Fund       Over $100,000

                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 2000 Index Fund                    $50,001-$100,000

                      iShares S&P 100 Index Fund                         Over $100,000

                      iShares S&P 500 Growth Index Fund                  $ 10,001-$50,000

                      iShares S&P 500 Index Fund                         Over $100,000


                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                           DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                          SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  --------------------------------------------------  ------------------------  ----------------------------
                      iShares S&P California AMT-Free Municipal Bond      Over $100,000
                      Fund

                      iShares S&P Global 100 Index Fund                   $ 10,001-$50,000

Cecilia H. Herbert    iShares Barclays 1-3 Year Treasury Bond fund        $ 10,001-$50,000          Over $100,000

                      iShares Barclays Aggregate Bond Fund                $ 10,001-$50,000

                      iShares Barclays TIPS Bond Fund                     $ 10,001-$50,000

                      iShares FTSE/Xinhua China 25 Index Fund             Over $100,000

                      iShares iBoxx $ High Yield Corporate Bond Fund      $ 10,001-$50,000

                      iShares MSCI EAFE Index Fund                        $ 10,001-$50,000

                      iShares MSCI Emerging Markets Index Fund            $50,001-$100,000

                      iShares MSCI Pacific ex-Japan Index Fund            $ 10,001-$50,000

                      iShares Russell 1000 Growth Index Fund              $ 10,001-$50,000

                      iShares S&P 500 Index Fund                          $50,001-$100,000

                      iShares S&P MidCap 400 Index Fund                   $ 10,001-$50,000

Charles A. Hurty      iShares Dow Jones Financial Sector Index Fund       $      1-$10,000          Over $100,000

                      iShares Dow Jones Select Dividend Index Fund        $      1-$10,000

                      iShares Dow Jones U.S. Energy Sector Index Fund     $ 10,001-$50,000

                      iShares Dow Jones U.S. Technology Sector Index      $ 10,001-$50,000
                      Fund

                      iShares FTSE/Xinhua China 25 Index Fund             $ 10,001-$50,000

                      iShares MSCI EAFE Index Fund                        $ 10,001-$50,000

                      iShares MSCI Japan Index Fund                       $ 10,001-$50,000

                      iShares S&P 500 Index Fund                          $ 10,001-$50,000

                      iShares S&P Global Energy Sector Fund               $      1-$10,000

John E. Kerrigan      iShares MSCI ACWI ex US Index Fund                  Over $100,000             Over $100,000

                      iShares S&P Short Term National AMT-Free            Over $100,000
                      Municipal Bond Fund

Robert H. Silver      iShares Barclays 1-3 Year Credit Bond Fund          Over $100,000             Over $100,000

                      iShares Barclays 1-3 Year Treasury Bond Fund        Over $100,000

                      iShares Barclays Aggregate Bond Fund                $ 10,001-$50,000

                      iShares Dow Jones U.S. Broker-Dealers Index Fund    Over $100,000

                      iShares Dow Jones U.S. Financial Services Index     $50,001-$100,000
                      Fund


                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
                      iShares Dow Jones U.S. Regional Banks Index        $50,001-$100,000
                      Fund

                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund

                      iShares MSCI ACWI ex US Index Fund                 Over $100,000

                      iShares MSCI BRIC Index Fund                       $ 10,001-$50,000

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 1000 Growth Index Fund             $50,001-$100,000

                      iShares Russell 1000 Value Index Fund              $50,001-$100,000

                      iShares Russell 2000 Growth Index Fund             $ 10,001-$50,000

                      iShares Russell 2000 Value Index Fund              $ 10,001-$50,000

                      iShares Russell 3000 Index Fund                    $50,001-$100,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P Europe 350 Index Fund                  $ 10,001-$50,000

                      iShares S&P U.S. Preferred Stock Index Fund        Over $100,000

                      iShares S&P/Citigroup International Treasury       $      1-$10,000
                      Bond Fund

Darrell Duffie        None                                               None                      None



----------

/1/ Beneficial ownership is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

REMUNERATION OF TRUSTEES. For the calendar year ended December 31, 2009, the Trust paid each Independent Trustee $127,500 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board's Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. For the calendar year ended December 31, 2009, John Martinez, John Kerrigan and Cecilia Herbert were also each entitled to $17,500 for his or her service on a committee of the Board that considered matters relating to securities lending, and $5,878 for his or her service as a director of a subsidiary of the Trust. Effective January 1, 2010, the Trust pays each Independent Trustee $110,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board's Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee (now, Independent Chairman). Effective January 1, 2010, John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 for his or her service as a director of a subsidiary of the Trust. Effective April 30, 2010, the Trust pays John Kerrigan an annual fee of $7,500 for service as the Chairperson of the Board's Nominating and Governance Committee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2009:



                                                       PENSION OR
                                    AGGREGATE          RETIREMENT                                   TOTAL
                                  COMPENSATION    BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                    FROM THE         PART OF TRUST         BENEFITS UPON       FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE1,2        TRUST           EXPENSES/3/          RETIREMENT/3/     AND FUND COMPLEX/4/
-------------------------------  --------------  ---------------------  ------------------  --------------------
Robert S. Kapito                       $0            Not Applicable       Not Applicable             $0


----------

/1/ Compensation is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
/2/ Robert S. Kapito was not compensated by the Trust due to his employment with BTC during the time period reflected in the table.
/3/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/4/ Includes compensation for service on the Board of Directors of iShares, Inc.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2009:



                                  AGGREGATE               PENSION OR                                         TOTAL
                                COMPENSATION    RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                  FROM THE               PART OF TRUST              BENEFITS UPON       FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE        TRUST                 EXPENSES/1/               RETIREMENT/1/     AND FUND COMPLEX/2/
-----------------------------  --------------  --------------------------------  ------------------  --------------------
George G.C. Parker                $152,500              Not Applicable             Not Applicable          $305,000
John E. Kerrigan                   150,878              Not Applicable             Not Applicable           295,878
Charles A. Hurty                   147,500              Not Applicable             Not Applicable           295,000
Cecilia H. Herbert                 150,878              Not Applicable             Not Applicable           295,878
Robert H. Silver                   127,500              Not Applicable             Not Applicable           255,000
Darrell Duffie                     127,500              Not Applicable             Not Applicable           255,000
John E. Martinez                   150,878              Not Applicable             Not Applicable           295,878


----------

/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.


The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of May 28, 2010.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company ("DTC") participants (as defined below), as of May 28, 2010, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:



                                                                    PERCENTAGE OF
                FUND                             NAME                 OWNERSHIP
-----------------------------------  ----------------------------  --------------
iShares 10+ Year Credit Bond Fund    Pershing LLC                       35.17%

                                     One Pershing Plaza

                                     Jersey City, NJ 07399

                                     Goldman, Sachs & Co.               30.44%

                                     30 Hudson Street

                                     16th Floor

                                     Jersey City, NJ 07302

                                     Charles Schwab & Co., Inc.         14.48%

                                     111 Pavonia Avenue

                                     Jersey City, NJ 07310


                                                                                              PERCENTAGE OF
                     FUND                                           NAME                        OWNERSHIP
----------------------------------------------  -------------------------------------------  --------------
iShares 10+ Year Government/Credit Bond Fund    Goldman, Sachs & Co.                              47.94%

                                                30 Hudson Street

                                                16th Floor

                                                Jersey City, NJ 07302

                                                Citigroup Global Markets Inc.                     30.38%

                                                333 W 34th Street

                                                New York, NY 10001-2402

iShares Barclays 1-3 Year Credit Bond Fund      Charles Schwab & Co., Inc.                        15.54%

                                                111 Pavonia Avenue

                                                Jersey City, NJ 07310

                                                National Financial Services LLC                    7.76%

                                                200 Liberty Street

                                                5th Floor

                                                New York, NY 10281

                                                Northern Trust Company, The                        6.39%

                                                801 South Canal Street

                                                Chicago, IL 60612

                                                First Clearing, LLC                                6.34%

                                                901 East Byrd Street

                                                Richmond, VA 23219

                                                Pershing LLC                                       5.86%

                                                One Pershing Plaza

                                                Jersey City, NJ 07399

iShares Barclays 1-3 Year Treasury Bond Fund    Charles Schwab & Co., Inc.                        10.27%

                                                111 Pavonia Avenue

                                                Jersey City, NJ 07310

                                                National Financial Services LLC                   10.10%

                                                200 Liberty Street

                                                5th Floor

                                                New York, NY 10281

                                                Merrill Lynch, Pierce, Fenner & Smith              7.15%
                                                Safekeeping

                                                101 Hudson Street

                                                8th Floor

                                                Jersey City, NJ 07302

                                                First Clearing, LLC                                6.03%

                                                901 East Byrd Street

                                                Richmond, VA 23219

                                                Deutsche Bank Securities Inc./Cedear               5.39%

                                                1251 Avenue of the Americas

                                                New York, NY 10020

                                                TD Ameritrade Clearing, Inc.                       5.10%

                                                1005 N. Ameritrade Place

                                                Bellevue, NE 68005

iShares Barclays 3-7 Year Treasury Bond Fund    JPMorgan Chase Bank, National Association         18.65%


                                                                                           PERCENTAGE OF
                      FUND                                         NAME                      OWNERSHIP
-----------------------------------------------  ---------------------------------------  --------------
                                                 14201 Dallas Pkwy

                                                 12th Floor

                                                 Dallas, TX 75240

                                                 Charles Schwab & Co., Inc.                    14.80%

                                                 111 Pavonia Avenue

                                                 Jersey City, NJ 07310

                                                 Brown Brothers Harriman & Co.                  6.91%

                                                 525 Washington Blvd

                                                 11th Floor

                                                 Jersey City, NJ 07310

                                                 Merrill Lynch, Pierce, Fenner & Smith          6.10%
                                                 Safekeeping

                                                 101 Hudson Street

                                                 8th Floor

                                                 Jersey City, NJ 07302

                                                 National Financial Services LLC                5.91%

                                                 200 Liberty Street

                                                 5th Floor

                                                 New York, NY 10281

                                                 Citigroup Global Markets Inc.                  5.28%

                                                 333 W 34th Street

                                                 New York, NY 10001-2402

iShares Barclays 7-10 Year Treasury Bond Fund    Charles Schwab & Co., Inc.                    15.06%

                                                 111 Pavonia Avenue

                                                 Jersey City, NJ 07310

                                                 National Financial Services LLC               13.47%

                                                 200 Liberty Street

                                                 5th Floor

                                                 New York, NY 10281

                                                 Merrill Lynch, Pierce, Fenner & Smith          8.57%
                                                 Safekeeping

                                                 101 Hudson Street

                                                 8th Floor

                                                 Jersey City, NJ 07302

                                                 TD Ameritrade Clearing, Inc.                   7.98%

                                                 1005 N. Ameritrade Place

                                                 Bellevue, NE 68005

                                                 First Clearing, LLC                            5.77%

                                                 901 East Byrd Street

                                                 Richmond, VA 23219

                                                 Morgan Stanley & Co. Incorporated              5.42%

                                                 Harborside Financial Center

                                                 Plaza 3, 1st Floor

                                                 Jersey City, NJ 07311

                                                 Pershing LLC                                   5.09%

                                                 One Pershing Plaza

                                                 Jersey City, NJ 07399


                                                                                            PERCENTAGE OF
                      FUND                                          NAME                      OWNERSHIP
------------------------------------------------  ---------------------------------------  --------------
iShares Barclays 10-20 Year Treasury Bond Fund    TD Ameritrade Clearing, Inc.                  23.36%

                                                  1005 N. Ameritrade Place

                                                  Bellevue, NE 68005

                                                  First Clearing, LLC                           16.00%

                                                  901 East Byrd Street

                                                  Richmond, VA 23219

                                                  Merrill Lynch, Pierce, Fenner & Smith          9.67%
                                                  Safekeeping

                                                  101 Hudson Street

                                                  8th Floor

                                                  Jersey City, NJ 07302

                                                  State Street Bank and Trust Company            5.98%

                                                  1776 Heritage Drive

                                                  North Quincy, MA 02171

iShares Barclays 20+ Year Treasury Bond Fund      National Financial Services LLC                9.32%

                                                  200 Liberty Street

                                                  5th Floor

                                                  New York, NY 10281

                                                  State Street Bank and Trust Company            8.01%

                                                  1776 Heritage Drive

                                                  North Quincy, MA 02171

                                                  Charles Schwab & Co., Inc.                     7.28%

                                                  111 Pavonia Avenue

                                                  Jersey City, NJ 07310

                                                  Merrill Lynch, Pierce, Fenner & Smith          7.03%
                                                  Safekeeping

                                                  101 Hudson Street

                                                  8th Floor

                                                  Jersey City, NJ 07302

                                                  TD Ameritrade Clearing, Inc.                   6.70%

                                                  1005 N. Ameritrade Place

                                                  Bellevue, NE 68005

                                                  Custodial Trust Company                        5.40%

                                                  101 Carnegie Center

                                                  Princeton, NJ 08540

                                                  Bear, Stearns Securities Corp.                 5.33%

                                                  One Metrotech Center North

                                                  Brooklyn, NY 11201

iShares Barclays Agency Bond Fund                 Curian Clearing, LLC                          24.09%

                                                  8055 East Tufts Avenue

                                                  10th Floor

                                                  Denver, CO 80237

                                                  Morgan Stanley & Co. Incorporated             11.10%

                                                  Harborside Financial Center

                                                  Plaza 3, 1st Floor


                                                                                  PERCENTAGE OF
                 FUND                                     NAME                      OWNERSHIP
--------------------------------------  ---------------------------------------  --------------
                                        Jersey City, NJ 07311

                                        First Clearing, LLC                           10.76%

                                        901 East Byrd Street

                                        Richmond, VA 23219

                                        Charles Schwab & Co., Inc.                    10.21%

                                        111 Pavonia Avenue

                                        Jersey City, NJ 07310

iShares Barclays Aggregate Bond Fund    Charles Schwab & Co., Inc.                    13.53%

                                        111 Pavonia Avenue

                                        Jersey City, NJ 07310

                                        National Financial Services LLC                9.97%

                                        200 Liberty Street

                                        5th Floor

                                        New York, NY 10281

                                        Merrill Lynch, Pierce, Fenner & Smith          6.25%
                                        Safekeeping

                                        101 Hudson Street

                                        8th Floor

                                        Jersey City, NJ 07302

                                        Pershing LLC                                   5.24%

                                        One Pershing Plaza

                                        Jersey City, NJ 07399

                                        Curian Clearing, LLC                           5.23%

                                        8055 East Tufts Avenue

                                        10th Floor

                                        Denver, CO 80237

iShares Barclays Credit Bond Fund       Charles Schwab & Co., Inc.                    24.68%

                                        111 Pavonia Avenue

                                        Jersey City, NJ 07310

                                        National Financial Services LLC                9.69%

                                        200 Liberty Street

                                        5th Floor

                                        New York, NY 10281

                                        Pershing LLC                                   8.54%

                                        One Pershing Plaza

                                        Jersey City, NJ 07399

                                        First National Bank of Omaha                   7.20%

                                        P.O. Box 3327

                                        Omaha, NE 68103

                                        Merrill Lynch, Pierce, Fenner & Smith          6.05%
                                        Safekeeping

                                        101 Hudson Street

                                        8th Floor

                                        Jersey City, NJ 07302

                                        Citigroup Global Markets Inc.                  5.02%

                                        333 W 34th Street


                                                                                                  PERCENTAGE OF
                         FUND                                             NAME                      OWNERSHIP
------------------------------------------------------  ---------------------------------------  --------------
                                                        New York, NY 10001-2402

iShares Barclays Government/Credit Bond Fund            National Financial Services LLC               28.35%

                                                        200 Liberty Street

                                                        5th Floor

                                                        New York, NY 10281

                                                        Merrill Lynch, Pierce, Fenner & Smith         16.52%
                                                        Safekeeping

                                                        101 Hudson Street

                                                        8th Floor

                                                        Jersey City, NJ 07302

                                                        Merrill Lynch, Pierce, Fenner & Smith         10.47%
                                                        Incorporated

                                                        101 Hudson Street

                                                        9th Floor

                                                        Jersey City, NJ 07302-3997

                                                        Charles Schwab & Co., Inc.                     8.50%

                                                        111 Pavonia Avenue

                                                        Jersey City, NJ 07310

                                                        Citigroup Global Markets Inc.                  5.60%

                                                        333 W 34th Street

                                                        New York, NY 10001-2402

iShares Barclays Intermediate Credit Bond Fund          First Clearing, LLC                           16.31%

                                                        901 East Byrd Street

                                                        Richmond, VA 23219

                                                        Charles Schwab & Co., Inc.                    11.32%

                                                        111 Pavonia Avenue

                                                        Jersey City, NJ 07310

                                                        UBS Financial Services LLC                     7.06%

                                                        1000 Harbor Blvd

                                                        4th Floor

                                                        Weehawken, NJ 07087

                                                        National Financial Services LLC                5.91%

                                                        200 Liberty Street

                                                        5th Floor

                                                        New York, NY 10281

iShares Barclays Intermediate Government/Credit Bond    Charles Schwab & Co., Inc.                    18.37%
Fund                                                    111 Pavonia Avenue

                                                        Jersey City, NJ 07310

                                                        Citigroup Global Markets Inc.                 11.58%

                                                        333 W 34th Street

                                                        New York, NY 10001-2402

                                                        National Financial Services LLC                6.42%

                                                        200 Liberty Street

                                                        5th Floor

                                                        New York, NY 10281


                                                                                       PERCENTAGE OF
                    FUND                                       NAME                      OWNERSHIP
-------------------------------------------  ---------------------------------------  --------------
                                             First Clearing, LLC                            5.84%

                                             901 East Byrd Street

                                             Richmond, VA 23219

                                             Bank of New York, The                          5.19%

                                             One Wall Street

                                             New York, NY 10004

iShares Barclays MBS Bond Fund               Merrill Lynch, Pierce, Fenner & Smith         22.53%
                                             Safekeeping

                                             101 Hudson Street

                                             8th Floor

                                             Jersey City, NJ 07302

                                             Brown Brothers Harriman & Co.                  9.44%

                                             525 Washington Blvd

                                             11th Floor

                                             Jersey City, NJ 07310

                                             Charles Schwab & Co., Inc.                     7.10%

                                             111 Pavonia Avenue

                                             Jersey City, NJ 07310

                                             National Financial Services LLC                6.56%

                                             200 Liberty Street

                                             5th Floor

                                             New York, NY 10281

                                             Curian Clearing, LLC                           5.79%

                                             8055 East Tufts Avenue

                                             10th Floor

                                             Denver, CO 80237

                                             Goldman Sachs & Co.                            5.78%

                                             30 Hudson Street

                                             16th Floor

                                             Jersey City, NJ 07302

iShares Barclays Short Treasury Bond Fund    Deutsche Bank Securities Inc./Cedear          49.54%

                                             1251 Avenue of the Americas

                                             New York, NY 10020

                                             Merrill Lynch, Pierce, Fenner & Smith          6.62%
                                             Safekeeping

                                             101 Hudson Street

                                             8th Floor

                                             Jersey City, NJ 07302

                                             National Financial Services LLC                5.06%

                                             200 Liberty Street

                                             5th Floor

                                             New York, NY 10281

iShares Barclays TIPS Bond Fund              Charles Schwab & Co., Inc.                    14.91%

                                             111 Pavonia Avenue

                                             Jersey City, NJ 07310


                                                                                                  PERCENTAGE OF
                         FUND                                             NAME                      OWNERSHIP
------------------------------------------------------  ---------------------------------------  --------------
                                                        National Financial Services LLC               11.00%

                                                        200 Liberty Street

                                                        5th Floor

                                                        New York, NY 10281

                                                        Merrill Lynch, Pierce, Fenner & Smith          5.97%
                                                        Safekeeping

                                                        101 Hudson Street

                                                        8th Floor

                                                        Jersey City, NJ 07302

                                                        Citigroup Global Markets Inc.                  5.09%

                                                        333 W 34th Street

                                                        New York, NY 10001-2402

                                                        Morgan Stanley & Co. Incorporated              5.07%

                                                        Harborside Financial Center

                                                        Plaza 3, 1st Floor

                                                        Jersey City, NJ 07311

iShares iBoxx $ High Yield Corporate Bond Fund          Charles Schwab & Co., Inc.                    11.53%

                                                        111 Pavonia Avenue

                                                        Jersey City, NJ 07310

                                                        National Financial Services LLC               10.23%

                                                        200 Liberty Street

                                                        5th Floor

                                                        New York, NY 10281

                                                        Morgan Stanley & Co. Incorporated              5.29%

                                                        Harborside Financial Center

                                                        Plaza 3, 1st Floor

                                                        Jersey City, NJ 07311

                                                        First Clearing, LLC                            5.15%

                                                        901 East Byrd Street

                                                        Richmond, VA 23219

iShares iBoxx $ Investment Grade Corporate Bond Fund    Merrill Lynch, Pierce, Fenner & Smith         10.16%
                                                        Safekeeping

                                                        101 Hudson Street

                                                        8th Floor

                                                        Jersey City, NJ 07302

                                                        Charles Schwab & Co., Inc.                     8.99%

                                                        111 Pavonia Avenue

                                                        Jersey City, NJ 07310

                                                        National Financial Services LLC                8.31%

                                                        200 Liberty Street

                                                        5th Floor

                                                        New York, NY 10281

                                                        First Clearing, LLC                            6.43%

                                                        901 East Byrd Street

                                                        Richmond, VA 23219

                                                        Morgan Stanley & Co. Incorporated              5.92%

                                                        Harborside Financial Center


                                                                                                     PERCENTAGE OF
                         FUND                                              NAME                        OWNERSHIP
-----------------------------------------------------  -------------------------------------------  --------------
                                                       Plaza 3, 1st Floor

                                                       Jersey City, NJ 07311

                                                       Citigroup Global Markets Inc.                      5.26%

                                                       333 W 34th Street

                                                       New York, NY 10001-2402

iShares JPMorgan USD Emerging Markets Bond Fund        Charles Schwab & Co., Inc.                        13.92%

                                                       111 Pavonia Avenue

                                                       Jersey City, NJ 07310

                                                       National Financial Services LLC                    8.99%

                                                       200 Liberty Street

                                                       5th Floor

                                                       New York, NY 10281

                                                       Morgan Stanley & Co. Incorporated                  8.69%

                                                       Harborside Financial Center

                                                       Plaza 3, 1st Floor

                                                       Jersey City, NJ 07311

                                                       Brown Brothers Harriman & Co.                      6.92%

                                                       525 Washington Blvd

                                                       11th Floor

                                                       Jersey City, NJ 07310

                                                       Citigroup Global Markets Inc.                      5.69%

                                                       333 W 34th Street

                                                       New York, NY 10001-2402

                                                       First Clearing, LLC                                5.68%

                                                       901 East Byrd Street

                                                       Richmond, VA 23219

                                                       JPMorgan Chase Bank, National Association          5.09%

                                                       14201 Dallas Pkwy

                                                       12th Floor

                                                       Dallas, TX 75240

iShares S&P California AMT-Free Municipal Bond Fund    Charles Schwab & Co., Inc.                        27.40%

                                                       111 Pavonia Avenue

                                                       Jersey City, NJ 07310

                                                       Morgan Stanley & Co. Incorporated                 13.84%

                                                       Harborside Financial Center

                                                       Plaza 3, 1st Floor

                                                       Jersey City, NJ 07311

                                                       National Financial Services LLC                    9.62%

                                                       200 Liberty Street

                                                       5th Floor

                                                       New York, NY 10281

                                                       Merrill Lynch, Pierce, Fenner & Smith              7.53%
                                                       Safekeeping

                                                       101 Hudson Street

                                                       8th Floor

                                                       Jersey City, NJ 07302


                                                                                                      PERCENTAGE OF
                        FUND                                              NAME                          OWNERSHIP
---------------------------------------------------  ----------------------------------------------  --------------
                                                     First Clearing, LLC                                   7.15%

                                                     901 East Byrd Street

                                                     Richmond, VA 23219

iShares S&P National AMT-Free Municipal Bond Fund    Charles Schwab & Co., Inc.                           14.15%

                                                     111 Pavonia Avenue

                                                     Jersey City, NJ 07310

                                                     Merrill Lynch, Pierce, Fenner & Smith                13.44%
                                                     Safekeeping

                                                     101 Hudson Street

                                                     8th Floor

                                                     Jersey City, NJ 07302

                                                     National Financial Services LLC                       9.91%

                                                     200 Liberty Street

                                                     5th Floor

                                                     New York, NY 10281

                                                     First Clearing, LLC                                   8.18%

                                                     901 East Byrd Street

                                                     Richmond, VA 23219

                                                     PNC Bank, National Association                        6.77%

                                                     8800 Tinicum Blvd

                                                     Philadelphia, PA 19153

                                                     Pershing LLC                                          5.55%

                                                     One Pershing Plaza

                                                     Jersey City, NJ 07399

iShares S&P New York AMT-Free Municipal Bond Fund    Charles Schwab & Co., Inc.                           16.99%

                                                     111 Pavonia Avenue

                                                     Jersey City, NJ 07310

                                                     Merrill Lynch, Pierce, Fenner & Smith                12.82%
                                                     Safekeeping

                                                     101 Hudson Street

                                                     8th Floor

                                                     Jersey City, NJ 07302

                                                     National Financial Services LLC                      12.34%

                                                     200 Liberty Street

                                                     5th Floor

                                                     New York, NY 10281

                                                     Citigroup Global Markets Inc.                        10.18%

                                                     333 W 34th Street

                                                     New York, NY 10001-2402

                                                     American Enterprise Investment Services Inc.          7.97%

                                                     2178 AXP Financial Center

                                                     Minneapolis, MN 55474

                                                     Pershing LLC                                          6.22%

                                                     One Pershing Plaza

                                                     Jersey City, NJ 07399

                                                     First Clearing, LLC                                   5.82%


                                                                                                    PERCENTAGE OF
                          FUND                                              NAME                      OWNERSHIP
--------------------------------------------------------  ---------------------------------------  --------------
                                                          901 East Byrd Street

                                                          Richmond, VA 23219

                                                          UBS Financial Services LLC                     5.48%

                                                          1000 Harbor Blvd

                                                          4th Floor

                                                          Weehawken, NJ 07087

iShares S&P Short Term National AMT-Free Municipal        Charles Schwab & Co., Inc.                    19.38%
Bond Fund
                                                          111 Pavonia Avenue

                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce, Fenner & Smith         16.77%
                                                          Safekeeping

                                                          101 Hudson Street

                                                          8th Floor

                                                          Jersey City, NJ 07302

                                                          First Clearing, LLC                            8.97%

                                                          901 East Byrd Street

                                                          Richmond, VA 23219

                                                          National Financial Services LLC                7.52%

                                                          200 Liberty Street

                                                          5th Floor

                                                          New York, NY 10281

                                                          Morgan Stanley & Co. Incorporated              6.14%

                                                          Harborside Financial Center

                                                          Plaza 3, 1st Floor

                                                          Jersey City, NJ 07311

                                                          Bank of America, National Association          5.48%

                                                          411 N. Akard Street

                                                          Dallas, TX 75201-3307

iShares S&P/Citigroup International Treasury Bond Fund    Charles Schwab & Co., Inc.                    12.54%

                                                          111 Pavonia Avenue

                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                8.16%

                                                          200 Liberty Street

                                                          5th Floor

                                                          New York, NY 10281

                                                          Citigroup Global Markets Inc.                  7.45%

                                                          333 W 34th Street

                                                          New York, NY 10001-2402

                                                          UBS Financial Services LLC                     6.32%

                                                          1000 Harbor Blvd

                                                          4th Floor

                                                          Weehawken, NJ 07087

                                                          TD Ameritrade Clearing, Inc.                   6.18%

                                                          1005 N. Ameritrade Place

                                                          Bellevue, NE 68005


                                                                                                   PERCENTAGE OF
                          FUND                                             NAME                      OWNERSHIP
-------------------------------------------------------  ---------------------------------------  --------------
                                                         Merrill Lynch, Pierce, Fenner & Smith          5.70%
                                                         Safekeeping

                                                         101 Hudson Street

                                                         8th Floor

                                                         Jersey City, NJ 07302

                                                         Pershing LLC                                   5.16%

                                                         One Pershing Plaza

                                                         Jersey City, NJ 07399

                                                         First Clearing, LLC                            5.01%

                                                         901 East Byrd Street

                                                         Richmond, VA 23219

iShares S&P/Citigroup 1-3 Year International Treasury    Charles Schwab & Co., Inc.                    17.08%
Bond Fund
                                                         111 Pavonia Avenue

                                                         Jersey City, NJ 07310

                                                         National Financial Services LLC                9.22%

                                                         200 Liberty Street

                                                         5th Floor

                                                         New York, NY 10281

                                                         Bear, Stearns Securities Corp.                 9.13%

                                                         One Metrotech Center North

                                                         Brooklyn, NY 11201

                                                         Merrill Lynch, Pierce, Fenner & Smith          8.36%
                                                         Safekeeping

                                                         101 Hudson Street

                                                         8th Floor

                                                         Jersey City, NJ 07302

                                                         TD Ameritrade Clearing, Inc.                   8.19%

                                                         1005 N. Ameritrade Place

                                                         Bellevue, NE 68005

                                                         Vanguard Marketing Corporation                 6.82%

                                                         100 Vanguard Blvd

                                                         Malvern, PA 19355




POTENTIAL CONFLICTS OF INTEREST.

Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch and Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays") and The PNC Financial Services Group, Inc. ("PNC"), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities")(BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation, which, through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch,

PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the

Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policy."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the "Determination of Net Asset Value" section of each Fund's Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Funds' Board. As a result, the Funds' sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER. BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of each Fund), BFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund for the fiscal years noted:



                                                                          MANAGEMENT   MANAGEMENT   MANAGEMENT
                                                                          FEES PAID    FEES PAID    FEES PAID
                                                                          FOR FISCAL   FOR FISCAL   FOR FISCAL
                                                                FUND      YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                MANAGEMENT   INCEPTION    FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,
                                                   FEE          DATE         2010         2009        2008
--------------------------------------------   ----------    -----------  -----------  -----------  -----------
iShares 10+ Year Credit Bond Fund                  0.20%      12/8/09          2,805       N/A          N/A
iShares 10+ Year Government/Credit Bond
 Fund                                              0.20%      12/8/09          2,249       N/A          N/A
iShares Barclays 1-3 Year Credit Bond Fund         0.20%       1/5/07      6,479,457    1,173,822      245,381
iShares Barclays 1-3 Year Treasury Bond Fund       0.15%      7/22/02     11,077,587   12,870,541    1,503,367
iShares Barclays 3-7 Year Treasury Bond Fund       0.15%       1/5/07      1,297,791    1,136,007      238,979
iShares Barclays 7-10 Year Treasury Bond Fund      0.15%      7/22/02      3,933,464    4,194,283    3,492,996
iShares Barclays 10-20 Year Treasury Bond
 Fund                                              0.15%       1/5/07        329,948      192,902       76,965
iShares Barclays 20+ Year Treasury Bond Fund       0.15%      7/22/02      3,213,616    2,593,427    2,487,095
iShares Barclays Agency Bond Fund                  0.20%      11/5/08        404,286       19,537       N/A
iShares Barclays Aggregate Bond Fund               0.20%      9/22/03     20,732,151   18,451,086    3,566,068
iShares Barclays Credit Bond Fund                  0.20%       1/5/07        745,367      195,906       76,284
iShares Barclays Government/Credit Bond
 Fund                                              0.20%       1/5/07        250,461      155,526       77,155

                                                                          MANAGEMENT   MANAGEMENT   MANAGEMENT
                                                                          FEES PAID    FEES PAID    FEES PAID
                                                                          FOR FISCAL   FOR FISCAL   FOR FISCAL
                                                                 FUND     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               MANAGEMENT     INCEPTION   FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,
FUND                                               FEE           DATE         2010         2009         2008
---------------------------------------------- ------------- ------------ ------------ ------------ ----------
iShares Barclays Intermediate Credit Bond
 Fund                                              0.20%         1/5/07     3,035,233     613,297      118,753
iShares Barclays Intermediate
 Government/Credit Bond Fund                       0.20%         1/5/07       743,452     433,892      164,713
iShares Barclays MBS Bond Fund                     0.25%        3/13/07     4,041,180   1,725,091      246,955
iShares Barclays Short Treasury Bond Fund          0.15%         1/5/07     2,698,725   1,944,546      583,945
iShares Barclays TIPS Bond Fund                    0.20%        12/4/03    30,754,437  15,669,496    9,406,993
iShares iBoxx $ High Yield Corporate Bond
 Fund                                              0.50%         4/4/07    18,023,336   5,054,360      708,678
iShares iBoxx $ Investment Grade Corporate
 Bond Fund                                         0.15%        7/22/02    17,930,999   6,981,720    4,569,645
iShares JPMorgan USD Emerging Markets Bond
 Fund                                              0.60%       12/17/07     3,485,706     547,220       15,517
iShares S&P California AMT-Free Municipal
 Bond Fund                                         0.25%        10/4/07       417,719     262,774       37,560
iShares S&P National AMT-Free Municipal
 Bond Fund                                         0.25%         9/7/07     3,468,721   1,699,246      366,991
iShares S&P New York AMT-Free Municipal
 Bond Fund                                         0.25%        10/4/07       135,330      78,546       20,651
iShares S&P Short Term National AMT-Free
 Municipal Bond Fund                               0.25%        11/5/08       381,513      19,596        N/A
iShares S&P/Citigroup International Treasury
 Bond Fund                                         0.35%        1/21/09       223,322       3,405        N/A
iShares S&P/Citigroup 1-3 Year International
 Treasury Bond Fund                                0.35%        1/21/09       221,729       3,450        N/A





With respect to the iShares S&P National AMT-Free Municipal Bond Fund, the management fee for the period September 7, 2007 through June 30, 2008, was 0.30%. During this period, BFA contractually agreed to waive a portion of its management fee for its investment advisory services to the Fund. After giving effect to such contractual waiver, the management fee was 0.25%. For the fiscal years ended 2009 and 2008, BFA waived $87,369 and $73,398 of management fees, respectively.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in each Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as of the dates indicated in the following tables:



LEE STERNE (AS OF 2/28/10)
TYPES OF ACCOUNTS                                  NUMBER       TOTAL ASSETS
------------------------------------------------  --------  -------------------
Registered Investment Companies                       7      $    179,715,863
Other Pooled Investment Vehicles                     34      $ 61,467,827,555
Other Accounts                                       23      $ 12,618,143,622
Accounts with Incentive-Based Fee Arrangements        0             N/A



SCOTT RADELL (AS OF 4/30/10)
TYPES OF ACCOUNTS                                  NUMBER      TOTAL ASSETS
------------------------------------------------  --------  ------------------
Registered Investment Companies                       1      $ 1,948,191,237
Other Pooled Investment Vehicles                     15      $ 9,107,996,481
Other Accounts                                       15      $ 5,204,246,316
Accounts with Incentive-Based Fee Arrangements        1      $ 2,673,669,947



Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of the dates indicated:



LEE STERNE (AS OF 2/28/10)
                                              NUMBER OF OTHER
                                               ACCOUNTS WITH
                                             PERFORMANCE-BASED               AGGREGATE
                                     FEES MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    -----------------------------------  ----------------
Registered Investment Companies                     0                          N/A
Other Pooled Investment Vehicles                    0                          N/A
Other Accounts                                      0                          N/A



SCOTT RADELL (AS OF 4/30/10)
                                              NUMBER OF OTHER
                                               ACCOUNTS WITH
                                             PERFORMANCE-BASED                AGGREGATE
                                     FEES MANAGED BY PORTFOLIO MANAGER     OF TOTAL ASSETS
                                    -----------------------------------  ------------------
Registered Investment Companies                     0                          N/A
Other Pooled Investment Vehicles                    1                    $ 2,673,669,947
Other Accounts                                      0                          N/A



The discussion below describes the Portfolio Managers' compensation as of February 28, 2010.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of the dates indicated below, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:



LEE STERNE (AS OF 2/28/10)
                                                                               DOLLAR RANGE
                                                --------------------------------------------------------------------------
                                                                       $10,001     $50,001    $100,001    $500,001    OVER
                                                 NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                            ------  ------------  ---------  ----------  ----------  ----------  -----
iShares 10+ Year Credit Bond Fund                  X
iShares 10+ Year Government/Credit Bond Fund       X

LEE STERNE (AS OF 2/28/10)
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays 1-3 Year Credit Bond Fund            X
iShares Barclays 1-3 Year Treasury Bond Fund          X
iShares Barclays 3-7 Year Treasury Bond Fund          X
iShares Barclays 7-10 Year Treasury Bond Fund         X
iShares Barclays 10-20 Year Treasury Bond Fund        X
iShares Barclays 20+ Year Treasury Bond Fund          X
iShares Barclays Agency Bond Fund                     X
iShares Barclays Aggregate Bond Fund                  X
iShares Barclays Credit Bond Fund                     X
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Credit Bond Fund        X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund
iShares JPMorgan USD Emerging Markets Bond            X
 Fund
iShares Barclays MBS Bond Fund                        X
iShares Barclays Short Treasury Bond Fund             X
iShares Barclays TIPS Bond Fund                       X
iShares iBoxx $ High Yield Corporate Bond Fund        X
iShares iBoxx $ Investment Grade Corporate Bond       X
 Fund
iShares S&P California AMT-Free Municipal Bond        X
 Fund
iShares S&P National AMT-Free Municipal Bond          X
 Fund
iShares S&P New York AMT-Free Municipal Bond          X
 Fund
iShares S&P Short Term National AMT-Free              X
 Municipal Bond Fund
iShares S&P/Citigroup International Treasury          X
 Bond Fund
iShares S&P/Citigroup 1-3 Year International          X
 Treasury Bond Fund



SCOTT RADELL (AS OF 4/30/10)
                                                                                 DOLLAR RANGE
                                                  --------------------------------------------------------------------------
                                                                         $10,001     $50,001    $100,001    $500,001    OVER
                                                   NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                              ------  ------------  ---------  ----------  ----------  ----------  -----
iShares 10+ Year Credit Bond Fund                    X
iShares 10+ Year Government/Credit Bond Fund         X
iShares Barclays 1-3 Year Credit Bond Fund                                  X
iShares Barclays 1-3 Year Treasury Bond Fund         X
iShares Barclays 3-7 Year Treasury Bond Fund         X
iShares Barclays 7-10 Year Treasury Bond Fund        X
iShares Barclays 10-20 Year Treasury Bond Fund       X
iShares Barclays 20+ Year Treasury Bond Fund         X
iShares Barclays Agency Bond Fund                    X
iShares Barclays Aggregate Bond Fund                 X
iShares Barclays Credit Bond Fund                    X

SCOTT RADELL (AS OF 4/30/10)
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Credit Bond Fund        X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund
iShares JPMorgan USD Emerging Markets Bond            X
 Fund
iShares Barclays MBS Bond Fund                        X
iShares Barclays Short Treasury Bond Fund             X
iShares Barclays TIPS Bond Fund                       X
iShares iBoxx $ High Yield Corporate Bond Fund        X
iShares iBoxx $ Investment Grade Corporate Bond       X
 Fund
iShares S&P California AMT-Free Municipal Bond        X
 Fund
iShares S&P National AMT-Free Municipal Bond          X
 Fund
iShares S&P New York AMT-Free Municipal Bond          X
 Fund
iShares S&P Short Term National AMT-Free              X
 Municipal Bond Fund
iShares S&P/Citigroup International Treasury          X
 Bond Fund
iShares S&P/Citigroup 1-3 Year International          X
 Treasury Bond Fund



CODES OF ETHICS. The Trust, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ANTI-MONEY LAUNDERING REQUIREMENTS. The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.


The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:



                                                                            CUSTODY,            CUSTODY,           CUSTODY,
                                                                        ADMINISTRATION &    ADMINISTRATION &   ADMINISTRATION &
                                                                        TRANSFER AGENCY     TRANSFER AGENCY     TRANSFER AGENCY
                                                                         EXPENSES PAID       EXPENSES PAID       EXPENSES PAID
                                                                         DURING FISCAL       DURING FISCAL       DURING FISCAL
                                                                           YEAR ENDED          YEAR ENDED         YEAR ENDED
FUND                                             FUND INCEPTION DATE   FEBRUARY, 28 2010   FEBRUARY, 28 2009   FEBRUARY, 28 2008
----------------------------------------------- --------------------- ------------------- ------------------- ------------------
iShares 10+ Year Credit Bond Fund                       12/8/09             $    622            $    N/A           $    N/A
iShares 10+ Year Government/Credit Bond
 Fund                                                   12/8/09                  663              N/A                 N/A
iShares Barclays 1-3 Year Credit Bond Fund               1/5/07              183,245              33,878              7,253
iShares Barclays 1-3 Year Treasury Bond Fund            7/22/02              379,022             456,447            404,433
iShares Barclays 3-7 Year Treasury Bond Fund             1/5/07               47,172              42,027              9,102
iShares Barclays 7-10 Year Treasury Bond Fund           7/22/02              136,091             153,171            124,538
iShares Barclays 10-20 Year Treasury Bond
 Fund                                                    1/5/07               14,510               8,118              3,021
iShares Barclays 20+ Year Treasury Bond Fund            7/22/02              111,347              97,002             93,547
iShares Barclays Agency Bond Fund                       11/5/08               13,600                 946              N/A
iShares Barclays Aggregate Bond Fund                    9/22/03              690,970             624,739            460,478
iShares Barclays Credit Bond Fund                        1/5/07               53,096               6,891              3,000
iShares Barclays Government/Credit Bond
 Fund                                                    1/5/07               13,544               5,654              3,784
iShares Barclays Intermediate Credit Bond
 Fund                                                    1/5/07              112,261              18,169              4,041
iShares Barclays Intermediate
 Government/Credit Bond Fund                             1/5/07               27,756              18,789              5,419
iShares Barclays MBS Bond Fund                          3/13/07              158,485              67,204             13,145
iShares Barclays Short Treasury Bond Fund                1/5/07               94,991              71,652             21,738
iShares Barclays TIPS Bond Fund                         12/4/03              764,915             422,190            245,821
iShares iBoxx $ High Yield Corporate Bond
 Fund                                                    4/4/07              190,752              56,783              7,701
iShares iBoxx $ Investment Grade Corporate
 Bond Fund                                              7/22/02              602,879             256,821            159,938
iShares JPMorgan USD Emerging Markets Bond
 Fund                                                  12/17/07               69,650              12,939                544
iShares S&P California AMT-Free Municipal
 Bond Fund                                              10/4/07               35,664               7,651              3,726
iShares S&P National AMT-Free Municipal
 Bond Fund                                               9/7/07              150,232              38,722             10,524
iShares S&P New York AMT-Free Municipal
 Bond Fund                                              10/4/07               20,474               3,523              3,395
iShares S&P Short Term National AMT-Free
 Municipal Bond Fund                                    11/5/08               36,573                 538              N/A
iShares S&P/Citigroup International Treasury
 Bond Fund                                              1/21/09               16,508                 361              N/A
iShares S&P/Citigroup 1-3 Year International
 Treasury Bond Fund                                     1/21/09               17,576                 368              N/A

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").


The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:



                                                                DISTRIBUTOR              DISTRIBUTOR             DISTRIBUTOR
                                                             COMPENSATION PAID        COMPENSATION PAID       COMPENSATION PAID
                                         FUND INCEPTION      DURING FISCAL YEAR       DURING FISCAL YEAR     DURING FISCAL YEAR
                  FUND                        DATE        ENDED FEBRUARY 28, 2010  ENDED FEBRUARY 28, 2009  ENDED FEBRUARY 28, 2008
--------------------------------------- ---------------- ------------------------- ------------------------ -----------------------
                                                                                   C>
iShares 10+ Year Credit Bond Fund           12/8/09              $2,575                    $N/A                      $N/A
iShares 10+ Year Government/Credit          12/8/09               2,575                     N/A                       N/A
 Bond Fund
iShares Barclays 1-3 Year Credit Bond       1/5/07                10,390                   16,570                    33,887
 Fund
iShares Barclays 1-3 Year Treasury          7/22/02               10,390                   16,570                    33,887
 Bond Fund
iShares Barclays 3-7 Year Treasury          1/5/07                10,390                   16,570                    33,887
 Bond Fund
iShares Barclays 7-10 Year Treasury         7/22/02               10,390                   16,570                    33,887
 Bond Fund
iShares Barclays 10-20 Year Treasury        1/5/07                10,390                   16,570                    33,887
 Bond Fund
iShares Barclays 20+ Year Treasury          7/22/02               10,390                   16,570                    33,887
 Bond Fund
iShares Barclays Agency Bond Fund           11/5/08               10,390                   5,520                      N/A
iShares Barclays Aggregate Bond Fund        9/22/03               10,390                   16,570                    33,887
iShares Barclays Credit Bond Fund           1/5/07                10,390                   16,570                    33,887
iShares Barclays Government/Credit          1/5/07                10,390                   16,570                    33,887
 Bond Fund
iShares Barclays Intermediate Credit        1/5/07                10,390                   16,570                    33,887
 Bond Fund
iShares Barclays Intermediate               1/5/07                10,390                   16,570                    33,887
 Government/Credit Bond Fund
iShares Barclays MBS Bond Fund              3/13/07               10,390                   16,570                    33,887
iShares Barclays Short Treasury Bond        1/5/07                10,390                   16,570                    33,887
 Fund
iShares Barclays TIPS Bond Fund             12/4/03               10,390                   16,570                    33,887
iShares iBoxx $ High Yield Corporate        4/4/07                10,390                   16,570                    31,053
 Bond Fund
iShares iBoxx $ Investment Grade            7/22/02               10,390                   16,570                    33,887
 Corporate Bond Fund
iShares JPMorgan USD Emerging               12/17/07              10,390                   16,570                    8,469
 Markets Bond Fund
iShares S&P California AMT-Free             10/4/07               10,390                   16,570                    14,115
 Municipal Bond Fund
iShares S&P National AMT-Free               9/7/07                10,390                   16,570                    16,938
 Municipal Bond Fund
iShares S&P New York AMT-Free               10/4/07               10,390                   16,570                    14,115
 Municipal Bond Fund
iShares S&P Short Term National             11/5/08               10,390                    5,520                      N/A
 AMT-Free Municipal Bond Fund
iShares S&P/Citigroup International         1/21/09               10,390                    2,760                      N/A
 Treasury Bond Fund
iShares S&P/Citigroup 1-3 Year              1/21/09               10,390                    2,760                      N/A
 International Treasury Bond Fund


FINANCIAL INTERMEDIARY COMPENSATION. BFA and/or BTC and/or their respective subsidiaries ("BFA Entities") pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Funds, other iShares funds or exchange-traded products in general ("Payments"). BFA Entities make Payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems ("Education Costs"). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general ("Publishing Costs"). In addition, BFA Entities make Payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients or for otherwise promoting the Funds and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC ("FBS") and Merrill Lynch, Pierce, Fenner & Smith, Inc. ("ML"). Pursuant to BFA Entities' arrangement with FBS, FBS has agreed to promote iShares funds to FBS's customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the "Co-Branded Marketing Program"). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities' arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold "plan assets" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY PAYMENTS HIS OR HER INTERMEDIARY FIRM MAY RECEIVE. ANY PAYMENTS MADE BY THE BFA ENTITIES TO AN INTERMEDIARY MAY CREATE THE INCENTIVE FOR AN INTERMEDIARY TO ENCOURAGE CUSTOMERS TO BUY SHARES OF ISHARES FUNDS.

Brokerage Transactions


BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. Each Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

There were no brokerage commissions paid on behalf of each Fund for the fiscal years ended February 28, 2010, February 28, 2009, and February 29, 2008.

The following table sets forth the names of the Funds' "regular" broker-dealers, as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended February 28, 2010:



                                                                                                MARKET VALUE OF
FUND                                                     ISSUER                                   INVESTMENT
-------------------------------------------------------  ------------------------------------  ----------------
iShares Barclays 10+ Year Credit Bond Fund               Citigroup Inc.                          $    187,246

                                                         Goldman Sachs Group, Inc. (The)              169,024

                                                         JPMorgan Chase & Co.                          54,288

iShares Barclays 10+ Year Government/Credit Bond Fund    Goldman Sachs Group, Inc. (The)         $     52,486

                                                         Citigroup Inc.                                44,861

iShares Barclays 1-3 Year Credit Bond Fund               JPMorgan Chase & Co.                    $137,185,259

                                                         Morgan Stanley                            91,708,047

                                                         Goldman Sachs Group, Inc. (The)           85,088,832

                                                         Citigroup Inc.                            84,770,796

                                                         Credit Suisse Securities (USA) LLC        68,605,546

                                                         Bank of America Corp.                     50,712,018

                                                         BNP Paribas SA                            12,049,581

                                                         UBS AG                                     3,302,417

iShares Barclays Agency Bond Fund                        Bank of America Corp.                   $ 15,006,541

iShares Barclays Aggregate Bond Fund                     Bank of America Corp.                   $ 93,917,907

                                                         JPMorgan Chase & Co.                      60,737,370

                                                         Goldman Sachs Group, Inc. (The)           60,021,206

                                                         Citigroup Inc.                            59,920,754

                                                         Morgan Stanley                            50,409,621

iShares Barclays Credit Bond Fund                        Goldman Sachs Group, Inc. (The)         $ 11,007,004

                                                         Citigroup Inc.                            10,143,126


                                                                                                    MARKET VALUE OF
FUND                                                         ISSUER                                   INVESTMENT
-----------------------------------------------------------  ------------------------------------  ----------------
                                                             Morgan Stanley                             9,853,601

                                                             JPMorgan Chase & Co.                       9,159,773

                                                             Bank of America Corp.                      5,969,971

                                                             Credit Suisse Securities (USA) LLC         1,940,201

iShares Barclays Government/Credit Bond Fund                 Bank of America Corp.                   $  4,677,157

                                                             Goldman Sachs Group, Inc. (The)            1,211,244

                                                             Morgan Stanley                             1,100,495

                                                             JPMorgan Chase & Co.                         937,469

                                                             Citigroup Inc.                               734,352

                                                             Credit Suisse Securities (USA) LLC           505,970

iShares Barclays Intermediate Credit Bond Fund               Morgan Stanley                          $ 51,627,937

                                                             Citigroup Inc.                            47,802,217

                                                             JPMorgan Chase & Co.                      44,569,195

                                                             Goldman Sachs Group, Inc. (The)           43,169,020

                                                             Bank of America Corp.                     35,468,596

                                                             Credit Suisse Securities (USA) LLC        13,705,012

                                                             BNP Paribas SA                             2,259,296

                                                             UBS AG                                     1,496,191

iShares Barclays Intermediate Government/Credit Bond Fund    Bank of America Corp.                   $ 11,045,984

                                                             JPMorgan Chase & Co                        4,373,463

                                                             Citigroup Inc.                             3,668,504

                                                             Morgan Stanley                             3,482,334

                                                             Goldman Sachs Group, Inc. (The)            2,778,532

                                                             Credit Suisse Securities (USA) LLC         1,189,754

iShares iBoxx $ Investment Grade Corporate Bond Fund         Citigroup Inc.                          $363,944,416

                                                             Goldman Sachs Group, Inc. (The)          362,801,255

                                                             Morgan Stanley                           358,581,441

                                                             JPMorgan Chase & Co.                     357,083,962

                                                             Bank of America Corp.                    157,840,698




The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.


While each Fund's portfolio turnover rates are generally expected to be low, the portfolio turnover rate for that portion of each of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund invested through TBA transactions are substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:



                                                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                                FEBRUARY 28, 2010    FEBRUARY 28, 2009
-----------------------------------------------------------------  -------------------  ------------------
iShares 10+ Year Credit Bond Fund                                           2%                   N/A
iShares 10+ Year Government/Credit Bond Fund                                5%                   N/A
iShares Barclays 1-3 Year Credit Bond Fund                                 23%                  67%
iShares Barclays 1-3 Year Treasury Bond Fund                               62%                  37%
iShares Barclays 3-7 Year Treasury Bond Fund                               89%                  55%
iShares Barclays 7-10 Year Treasury Bond Fund                             157%                  38%
iShares Barclays 10-20 Year Treasury Bond Fund                             55%                  22%
iShares Barclays 20+ Year Treasury Bond Fund                               65%                  41%
iShares Barclays Agency Bond Fund                                          46%                  18%
iShares Barclays Aggregate Bond Fund                                      488%                 519%*
iShares Barclays Credit Bond Fund                                          29%                  16%
iShares Barclays Government/Credit Bond Fund                               52%                  46%
iShares Barclays Intermediate Credit Bond Fund                             21%                  19%
iShares Barclays Intermediate Government/Credit Bond Fund                  80%                  29%
iShares Barclays MBS Bond Fund                                          1,232%               1,341%*
iShares Barclays Short Treasury Bond Fund                                 185%                 219%
iShares Barclays TIPS Bond Fund                                            15%                  10%
iShares iBoxx $ High Yield Corporate Bond Fund                             67%                  27%
iShares iBoxx $ Investment Grade Corporate Bond Fund                       79%                  48%
iShares JPMorgan USD Emerging Markets Bond Fund                            43%                  31%
iShares S&P California AMT-Free Municipal Bond Fund                        16%                  24%
iShares S&P National AMT-Free Municipal Bond Fund                           8%                  14%
iShares S&P New York AMT-Free Municipal Bond Fund                           1%                  30%
iShares S&P Short Term National AMT-Free Municipal Bond Fund               22%                   3%
iShares S&P/Citigroup International Treasury Bond Fund                    108%                  17%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund           115%                  23%


----------

*    Portfolio turnover rate includes TBA transactions, as described above.


Additional Information Concerning the Trust


SHARES. The Trust currently consists of more than 165 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.


Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.


Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the "Declaration of Trust"), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.


Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.


TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.


DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units


GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of May 31, 2010:



                                                                                      VALUE PER
                                                                      SHARES PER       CREATION
FUND                                                                CREATION UNIT    UNIT (U.S.$)
-----------------------------------------------------------------  ---------------  -------------
iShares 10+ Year Credit Bond Fund                                      100,000       $ 5,074,000
iShares 10+ Year Government/Credit Bond Fund                           100,000         5,157,000
iShares Barclays 1-3 Year Credit Bond Fund                             100,000        10,340,000
iShares Barclays 1-3 Year Treasury Bond Fund                           100,000         8,378,000
iShares Barclays 3-7 Year Treasury Bond Fund                           100,000        11,348,000
iShares Barclays 7-10 Year Treasury Bond Fund                          100,000         9,293,000
iShares Barclays 10-20 Year Treasury Bond Fund                         100,000        11,298,000
iShares Barclays 20+ Year Treasury Bond Fund                           100,000         9,651,000
iShares Barclays Agency Bond Fund                                      100,000        10,910,000
iShares Barclays Aggregate Bond Fund                                   100,000        10,541,000
iShares Barclays Credit Bond Fund                                      100,000        10,213,000
iShares Barclays Government/Credit Bond Fund                           100,000        10,670,000
iShares Barclays Intermediate Credit Bond Fund                         100,000        10,356,000
iShares Barclays Intermediate Government/Credit Bond Fund              100,000        10,694,000
iShares Barclays MBS Bond Fund                                         100,000        10,834,000
iShares Barclays Short Treasury Bond Fund                              100,000        11,015,000
iShares Barclays TIPS Bond Fund                                        100,000        10,570,000
iShares iBoxx $ High Yield Corporate Bond Fund                         100,000         8,457,000
iShares iBoxx $ Investment Grade Corporate Bond Fund                   100,000        10,545,000
iShares JPMorgan USD Emerging Markets Bond Fund                        100,000        10,147,000
iShares S&P California AMT-Free Municipal Bond Fund                    100,000        10,742,000
iShares S&P/Citigroup International Treasury Bond Fund                 100,000         9,550,000
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund        100,000         9,530,000
iShares S&P National AMT-Free Municipal Bond Fund                      100,000        10,449,000
iShares S&P New York AMT-Free Municipal Bond Fund                       50,000         5,251,000
iShares S&P Short Term National AMT-Free Municipal Bond Fund            50,000         5,264,500

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.


For certain of the Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.


BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant Underlying Index.


The Trust may require the substitution of an amount of cash (I.E., a "cash-in-lieu" amount) to replace any Deposit Security of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities.

The Trust reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.


PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Units of a Fund must be received by the Distributor no later than the closing time of the regular trading session of the applicable Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Units of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount generally must be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders to create a Creation Unit of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to purchase shares of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund will not be accepted on any day when the bond markets are closed. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.


PLACEMENT OF CREATION ORDERS. For all Funds (except the iShares JPMorgan USD Emerging Markets Bond Fund, the iShares
S&P/Citigroup International Treasury Bond Fund and the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund),

 Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (other than the iShares Barclays TIPS Bond
Fund) is generally the third business day after the Transmittal Date. The Settlement Date for the iShares Barclays TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with State Street by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.


For the iShares JPMorgan USD Emerging Markets Bond Fund, the iShares S&P/Citigroup International Treasury Bond Fund and the iShares S&P/Citigroup1-3 Year International Treasury Bond Fund, Fund Deposits in connection with the Funds will not be made either through the Clearing Process or through DTC. For the Funds, State Street shall maintain a central depository account, such as with Euroclear or DTC, or cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.


The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.


To the extent contemplated by the applicable Participant Agreement, Creation Units of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105%, which BFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund

Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor and BFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal Reserve, State Street or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, State Street, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.


All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of the Funds associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash-in-lieu" portion of its investment up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard creation transaction fee for each Fund:


                                                                    STANDARD CREATION    MAXIMUM ADDITIONAL VARIABLE
FUND                                                                 TRANSACTION FEE               CHARGE*
-----------------------------------------------------------------  -------------------  ----------------------------
iShares 10+ Year Credit Bond Fund                                        $  300                     3.0%
iShares 10+ Year Government/Credit Bond Fund                             $  300                     3.0%
iShares Barclays 1-3 Year Credit Bond Fund                               $  500                     3.0%
iShares Barclays 1-3 Year Treasury Bond Fund                              N/A                       N/A
iShares Barclays 3-7 Year Treasury Bond Fund                             $  500                     3.0%
iShares Barclays 7-10 Year Treasury Bond Fund                             N/A                       N/A
iShares Barclays 10-20 Year Treasury Bond Fund                           $  500                     3.0%
iShares Barclays 20+ Year Treasury Bond Fund                              N/A                       N/A
iShares Barclays Agency Bond Fund                                        $  100                     3.0%
iShares Barclays Aggregate Bond Fund**                                   $  500                     3.0%
iShares Barclays Credit Bond Fund                                        $  500                     3.0%
iShares Barclays Government/Credit Bond Fund                             $  500                     3.0%
iShares Barclays Intermediate Credit Bond Fund                           $  500                     3.0%
iShares Barclays Intermediate Government/Credit Bond Fund                $  500                     3.0%
iShares Barclays MBS Bond Fund***                                        $  300                     3.0%
iShares Barclays Short Treasury Bond Fund                                $  250                     3.0%
iShares Barclays TIPS Bond Fund                                           N/A                       N/A
iShares iBoxx $ High Yield Corporate Bond Fund                           $  500                     3.0%
iShares iBoxx $ Investment Grade Corporate Bond Fund                     $  500                     3.0%
iShares JPMorgan USD Emerging Markets Bond Fund                          $  700                     3.0%
iShares S&P California AMT-Free Municipal Bond Fund                      $  250                     3.0%
iShares S&P National AMT-Free Municipal Bond Fund                        $  400                     3.0%
iShares S&P New York AMT-Free Municipal Bond Fund                        $  250                     3.0%
iShares S&P Short Term National AMT-Free Municipal Bond Fund             $  100                     3.0%
iShares S&P/Citigroup International Treasury Bond Fund                   $1,200                     3.0%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund          $  700                     3.0%

----------
*     As a percentage of the value of the amount invested.
**    Cash and in-kind purchases are permitted.
***   Cash only purchases are permitted.

REDEMPTION OF SHARES IN CREATION UNITS. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.


With respect to each Fund, BFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities ("Fund Securities") received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.


Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee below. Notwithstanding the foregoing, the Trust will substitute a "cash-in-lieu" amount to replace any Fund Security of the iShares Barclays Aggregate Bond Fund or iShares Barclays MBS Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard redemption transaction fee for each Fund:


                                                                   STANDARD REDEMPTION   MAXIMUM ADDITIONAL VARIABLE
FUND                                                                 TRANSACTION FEE               CHARGE*
----------------------------------------------------------------- --------------------- ----------------------------
iShares 10+ Year Credit Bond Fund                                         $  300                     2.0%
iShares 10+ Year Government/Credit Bond Fund                              $  300                     2.0%
iShares Barclays 1-3 Year Credit Bond Fund                                $  500                     2.0%
iShares Barclays 1-3 Year Treasury Bond Fund                               N/A                       N/A
iShares Barclays 3-7 Year Treasury Bond Fund                              $  500                     2.0%
iShares Barclays 7-10 Year Treasury Bond Fund                              N/A                       N/A
iShares Barclays 10-20 Year Treasury Bond Fund                            $  500                     2.0%
iShares Barclays 20+ Year Treasury Bond Fund                               N/A                       N/A
iShares Barclays Agency Bond Fund                                         $  100                     2.0%
iShares Barclays Aggregate Bond Fund**                                    $  500                     2.0%
iShares Barclays Credit Bond Fund                                         $  500                     2.0%
iShares Barclays Government/Credit Bond Fund                              $  500                     2.0%
iShares Barclays Intermediate Credit Bond Fund                            $  500                     2.0%
iShares Barclays Intermediate Government/Credit Bond Fund                 $  500                     2.0%
iShares Barclays MBS Bond Fund***                                         $  300                     2.0%
iShares Barclays Short Treasury Bond Fund                                 $  250                     2.0%
iShares Barclays TIPS Bond Fund                                            N/A                       N/A
iShares iBoxx $ High Yield Corporate Bond Fund                            $  500                     2.0%
iShares iBoxx $ Investment Grade Corporate Bond Fund                      $  500                     2.0%
iShares JPMorgan USD Emerging Markets Bond Fund                           $  700                     2.0%
iShares S&P California AMT-Free Municipal Bond Fund                       $  250                     2.0%
iShares S&P National AMT-Free Municipal Bond Fund                         $  400                     2.0%
iShares S&P New York AMT-Free Municipal Bond Fund                         $  250                     2.0%
iShares S&P Short Term National AMT-Free Municipal Bond Fund              $  100                     2.0%
iShares S&P/Citigroup International Treasury Bond Fund                    $1,200                     2.0%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund           $  700                     2.0%


----------

*     As a percentage of the value of the amount redeemed.

**    Cash and in-kind purchases are permitted.
***   Cash only purchases are permitted.


PLACEMENT OF REDEMPTION ORDERS. For all Funds (except the iShares JPMorgan USD Emerging Markets Bond Fund, the iShares S&P/Citigroup International Treasury Bond Fund and the iShares S&P/Citigroup 1-3 Year International Treasury Bond
Fund), to be eligible to place redemption orders for Creation Units, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Units of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund or orders requesting substitution of a "cash-in-lieu" amount generally must be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders to redeem a Creation Unit of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to redeem shares of the iShares Barclays Aggregate Bond Fund will not be accepted on any day when the bond markets are closed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the relevant
Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of at least 105% of the missing shares (marked-to-market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.


For the iShares JPMorgan USD Emerging Markets Bond Fund, the iShares S&P/Citigroup International Treasury Bond Fund and the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund, orders to redeem Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Units of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern Time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form, but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds' Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105%, which BFA may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the Funds, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.


The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (I.E., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

TAXATION ON CREATION AND REDEMPTIONS OF CREATION UNITS. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant's aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the "IRS") may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units as capital assets is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units as capital assets for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.


REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


In calendar years 2010 and 2011, the dates of regular holidays affecting the relevant securities markets in which the Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2010



               ARGENTINA
-----------------------------------
January 1   May 25      October 11
March 24    June 21     December 8
April 1     July 9      December 24
April 2     August 16   December 31



                      AUSTRALIA
--------------------------------------------------
January 1    April 5    August 2       December 27
January 26   April 26   August 11      December 28
March 1      May 3      September 27
March 8      June 7     October 4
April 2      June 14    November 2



                 AUSTRIA
------------------------------------
January 1   May 13       November 1
January 6   May 24       December 8
April 2     June 3       December 24
April 5     October 26   December 31



                BAHAMAS
----------------------------------
January 1   June 4     October 11
April 2     July 10    December 25
April 5     July 12    December 27
May 24      August 2



                BARBADOS
-----------------------------------
January 1    April 28   November 30
January 21   May 24     December 27
April 2      August 2
April 5      August 3



                BELGIUM
-----------------------------------
January 1   May 14      November 1
April 2     May 24      November 11
April 5     July 21
May 13      August 16

                 BERMUDA
-------------------------------------
January 1   July 30       December 27
April 2     September 6   December 28
May 24      October 11
July 29     November 11



                        BRAZIL
--------------------------------------------------
January 1     April 2    September 7   December 24
January 20    April 21   October 12    December 31
January 25    April 23   November 2
February 15   June 3     November 15
February 16   July 9     November 30



                        BULGARIA
----------------------------------------------------
January 1   May 6         September 22   December 31
March 3     May 24        December 24
April 5     September 9   December 30



                        CANADA
--------------------------------------------------
January 1     May 24     September 6   December 28
January 4     June 24    October 11
February 15   July 1     November 11
April 2       August 2   December 27



                  CHILE
------------------------------------
January 1   July 16      December 31
April 2     October 11
May 21      November 1
June 28     December 8



                         CHINA
---------------------------------------------------
January 1     April 2   July 1         September 29
January 18    April 5   July 5         September 30
February 15   April 6   September 6    October 1
February 16   May 3     September 22   October 11
February 17   May 21    September 23   November 11
February 18   May 31    September 27   November 25
February 19   June 16   September 28   December 27



                     COLOMBIA
-----------------------------------------------
January 1    April 2   July 5       November 1
January 11   May 17    July 20      November 15
March 22     June 7    August 16    December 8
April 1      June 14   October 18   December 31



                CROATIA
----------------------------------
January 1   June 3     August 6
January 6   June 22    October 8
April 2     June 25    November 11
April 5     August 5



                DENMARK
----------------------------------
January 1   April 30   December 24
April 1     May 13     December 31
April 2     May 14
April 5     May 24



                       ECUADOR
--------------------------------------------------
January 1     April 2     November 2   December 31
February 15   May 24      November 3
February 16   August 13   December 6



                   EGYPT
--------------------------------------
January 7   July 1         November 16
April 4     September 12   November 17
April 5     October 6      December 7
April 25    November 15



              EL SALVADOR
-----------------------------------
January 1   August 3   September 15
March 31    August 4   November 2
April 1     August 5   December 31
April 2     August 6



                 FINLAND
-------------------------------------
January 1   May 13        December 31
January 6   June 25
April 2     December 6
April 5     December 24



           FRANCE
-----------------------
January 1   July 14
April 2     November 1
April 5     November 11
May 13

                GERMANY
-----------------------------------
January 1     April 5   November 1
January 6     May 13    December 24
February 15   May 24    December 31
April 2       June 3



           GREECE
------------------------
January 1     April 2
January 6     April 5
February 15   May 24
March 25      October 28



                      HONG KONG
----------------------------------------------------
January 1     April 5   July 1         December 27
February 15   April 6   September 23   December 31
February 16   May 21    October 1
April 2       June 16   December 24



          HUNGARY
------------------------
January 1   August 20
March 15    November 1
April 5     December 24
May 24



                         INDONESIA
-------------------------------------------------------
January 1     May 13        September 7    September 13
February 26   May 28        September 8    November 17
March 16      August 17     September 9    December 7
April 2       September 6   September 10   December 31



                 IRELAND
------------------------------------
January 1   May 3        December 27
March 17    June 7       December 28
April 2     August 2     December 29
April 5     October 25



                         ISRAEL
----------------------------------------------------
February 28   April 19   September 8    September 23
March 29      April 20   September 9    September 29
March 30      May 18     September 10   September 30
April 4       May 19     September 17
April 5       July 20    September 22



                  ITALY
------------------------------------
January 1   June 2       December 24
January 6   June 29      December 31
April 2     November 1
April 5     December 8



         IVORY COAST
-------------------------
January 1     May 24
February 26   November 1
April 5       November 15
May 13



                         JAPAN
---------------------------------------------------
January 1     April 29   July 19        November 3
January 11    May 3      September 20   November 23
February 11   May 4      September 23   December 23
March 22      May 5      October 11     December 31



                    KAZAKHSTAN
-----------------------------------------------
January 1   March 8    July 5       November 16
January 4   March 22   July 6       December 16
January 7   May 3      August 30    December 17
April 2     May 10     October 25



                          LEBANON
-------------------------------------------------------
January 1     April 2        September 11   December 7
January 6     April 3        November 16    December 16
February 9    May 1          November 17    December 25
February 26   September 10   November 22    December 31



                      LITHUANIA
-------------------------------------------------
January 1     April 5   July 5        December 27
February 15   April 6   July 6        December 28
February 16   May 3     August 16     December 31
March 11      June 24   November 1
April 2       June 25   December 24



        LUXEMBOURG
----------------------
January 1   May 24
April 2     June 23
April 5     November 1
May 13

                        MALAYSIA
-----------------------------------------------------
January 1     February 26   August 31      December 7
February 1    May 28        September 10
February 15   May 31        November 5
February 16   June 1        November 17



                    MALTA
----------------------------------------
January 1     April 5        December 8
February 10   June 7         December 13
March 19      June 29        December 24
March 31      September 8    December 31
April 2       September 21



            MEXICO
-------------------------
January 1    April 2
February 1   September 16
March 15     November 2
April 1      November 15



    THE NETHERLANDS
------------------
January 1   May 5
April 2     May 13
April 5     May 24
April 30



                  NORWAY
-------------------------------------
January 1   May 13        December 31
April 1     May 17
April 2     May 24
April 5     December 24



                  PANAMA
-------------------------------------
January 1     April 1      November 5
February 15   April 2      November 10
February 16   November 3   December 8
February 17   November 4



                 PERU
-----------------------------------
January 1   July 28     November 1
April 1     July 29     December 8
April 2     August 30
June 29     October 8



                    THE PHILIPPINES
------------------------------------------------------
January 1     April 12    August 30      December 24
February 25   May 10      September 10   December 30
April 1       June 14     November 1     December 31
April 2       August 23   November 29



                 PORTUGAL
--------------------------------------
January 1     June 3       December 1
February 16   June 10      December 8
April 2       October 5    December 24
April 5       November 1



           POLAND
-----------------------
January 1   June 3
April 2     November 1
April 5     November 11
May 3       December 24



             QATAR
--------------------------
September 12   November 17
September 13   November 18
November 15
November 16



                      RUSSIA
----------------------------------------------
January 1   January 7     March 8   November 4
January 4   January 8     May 3
January 5   February 22   May 10
January 6   February 23   June 14



          SERBIA
-----------------------
January 1   January 8
January 4   February 15
January 5   April 2
January 6   April 5
January 7   May 3



                  SINGAPORE
----------------------------------------
January 1     May 28         November 17
February 15   August 9
February 16   September 10
April 2       November 5

               SOUTH AFRICA
--------------------------------------
January 1   April 27       December 16
March 22    June 16        December 27
April 2     August 9
April 5     September 24



                 SOUTH KOREA
-----------------------------------------
January 1     May 21         September 23
February 15   June 2         December 31
March 1       September 21
May 5         September 22



                        SPAIN
-------------------------------------------------
January 1   April 2      November 1   December 24
January 6   April 5      November 9   December 31
March 19    August 16    December 6
April 1     October 12   December 8



           SWEDEN
-----------------------
January 1   May 13
January 6   June 25
April 2     December 24
April 5     December 31



                    SWITZERLAND
-----------------------------------------------
January 1   April 5   June 29       December 24
January 6   May 13    September 9   December 31
March 19    May 24    November 1
April 2     June 3    December 8



                     THAILAND
----------------------------------------------
January 1   April 14   May 27      October 25
March 1     April 15   July 1      December 6
April 6     May 3      July 26     December 10
April 13    May 5      August 12   December 31



                         TURKEY
----------------------------------------------------
January 1   September 8    October 29    November 18
April 23    September 9    November 15   November 19
May 19      September 10   November 16
August 30   October 28     November 17



              UKRAINE
-------------------------------
January 1   April 5   May 24
January 7   May 3     June 28
January 8   May 4     August 23
March 8     May 10    August 24



      THEUNITED KINGDOM
-----------------------
January 1   May 31
April 2     August 30
April 5     December 27
May 3       December 28



                     URUGUAY
----------------------------------------------
January 1     March 1    April 1    August 25
January 6     March 29   April 2    October 11
February 15   March 30   April 19   November 2
February 16   March 31   May 17



                      VENEZUELA
--------------------------------------------------
January 1     April 1    June 24      December 13
January 11    April 2    June 28
February 15   April 19   July 5
February 16   May 17     October 12
March 19      June 7     November 1



                  VIETNAM
---------------------------------------
January 1     February 17   May 1
February 13   February 18   May 3
February 14   February 19   September 2
February 15   April 23
February 16   April 30

2011



         ARGENTINA
----------------------
April 21   August 15
April 22   October 10
May 25     December 8
June 20    December 30



                      AUSTRALIA
--------------------------------------------------
January 3    April 25   June 13        November 1
January 26   April 26   August 1       December 26
March 7      May 2      August 17      December 27
March 14     May 16     September 26
April 22     June 6     October 3



                 AUSTRIA
------------------------------------
January 6   June 13      November 1
April 22    June 23      December 8
April 25    August 15    December 26
June 2      October 26   December 30



                 BAHAMAS
------------------------------------
January 3   June 13      December 26
April 22    July 11      December 27
April 25    August 1
June 3      October 14



               BARBADOS
-----------------------------------
January 3    April 28   August 3
January 21   May 2      November 30
April 22     June 13    December 25
April 25     August 1   December 26



                BELGIUM
-----------------------------------
April 22   June 13      November 11
April 25   July 21      December 26
June 2     August 15
June 3     November 1



                 BERMUDA
-------------------------------------
January 3   July 28       December 26
April 22    July 29       December 27
May 24      September 5
June 13     November 11



                  BRAZIL
-------------------------------------
January 20   April 21      October 12
January 25   April 22      November 2
March 7      June 23       November 15
March 8      September 7   December 30



                BULGARIA
------------------------------------
March 3    May 6          November 1
April 25   May 24
April 26   September 6
April 27   September 22



                        CANADA
--------------------------------------------------
January 3     May 23     September 5   December 27
January 4     June 24    October 10
February 21   July 1     November 11
April 22      August 1   December 26



            CHILE
------------------------
April 22    September 19
June 20     October 10
June 27     November 1
August 15   December 8



                         CHINA
----------------------------------------------------
January 3    February 7    May 5         October 5
January 17   February 8    May 6         October 6
January 31   February 9    May 30        October 7
February 1   February 21   July 4        October 10
February 2   May 2         September 5   November 11
February 3   May 3         October 3     November 24
February 4   May 4         October 4     December 26



                      COLOMBIA
------------------------------------------------
January 10   June 6    August 15     December 8
March 21     June 27   October 17    December 30
April 21     July 4    November 7
April 22     July 20   November 14

          CROATIA
-----------------------
January 6   June 23
April 22    August 5
April 25    November 1
June 22     December 26



          DENMARK
----------------------
April 21   June 2
April 22   June 13
April 25   December 26
May 20



         ECUADOR
---------------------
April 22   August 10
May 2      November 2
May 24     November 3



                   EGYPT
--------------------------------------
February 15   August 31     November 7
April 24      September 1
April 25      October 6
May 1         November 6



        EL SALVADOR
-----------------------
April 22   September 15
April 25   October 10
May 2      November 3
August 3



          FINLAND
-----------------------
January 6   June 24
April 22    December 6
April 25    December 26
June 2



          FRANCE
----------------------
April 22   August 15
April 25   November 1
June 2     November 11
July 14    December 26



                GERMANY
-----------------------------------
January 6   June 2      October 3
March 7     June 13     November 1
April 22    June 23     December 26
April 25    August 15



                 GREECE
------------------------------------
January 6   April 25     December 26
March 7     June 13
March 25    August 15
April 22    October 28



                      HONG KONG
----------------------------------------------------
February 2   April 22   June 6         December 26
February 3   April 25   July 1         December 27
February 4   May 2      September 13
April 5      May 10     October 5



          HUNGARY
----------------------
March 14   October 31
March 15   November 1
April 25   December 26
June 13



                       INDONESIA
---------------------------------------------------
February 3    June 2      August 31     December 26
February 14   June 27     September 1   December 30
April 4       August 17   September 2
April 22      August 29   November 7
May 17        August 30   November 28



                 IRELAND
------------------------------------
January 3   May 2        December 26
March 17    June 6       December 27
April 22    August 1     December 28
April 25    October 31

                      ISRAEL
-----------------------------------------------
March 20   May 8      September 28   October 13
April 18   May 9      September 29   October 19
April 19   June 7     September 30   October 20
April 24   June 8     October 7
April 25   August 9   October 12



                  ITALY
------------------------------------
January 6   June 29      December 26
April 22    August 15
April 25    November 1
June 2      December 8



         IVORY COAST
-------------------------
January 1     June 13
February 15   November 1
April 25      November 15
June 2



                         JAPAN
---------------------------------------------------
January 3     April 29   July 18        November 3
January 10    May 3      September 19   November 23
February 11   May 4      September 23   December 23
March 21      May 5      October 10



         KAZAKHSTAN
-----------------------
January 7   August 30
March 8     October 25
March 22    November 7
May 9       December 16



                LEBANON
------------------------------------
January 6     May 6       August 31
February 9    May 25      November 1
February 15   August 15
April 22      August 30



                      LITHUANIA
-------------------------------------------------
January 3     April 25   June 24      November 1
February 16   April 26   July 6       December 26
March 11      May 2      August 15    December 27
April 22      June 2     October 31



              LUXEMBOURG
----------------------------------
April 22   June 13     November 1
April 25   June 23     December 26
June 2     August 15



                    MALTA
----------------------------------------
January 3     June 7         December 8
February 10   June 29        December 14
March 31      August 15
April 22      September 8
May 2         September 21



                        MALAYSIA
----------------------------------------------------
January 1    February 15   June 4        October 26
February 1   May 2         August 29     November 7
February 2   May 17        August 30     November 28
February 3   May 30        August 31     December 26
February 4   May 31        September 1



            MEXICO
-------------------------
February 7   September 16
March 21     November 2
April 21     November 21
April 22     December 12



      THE NETHERLANDS
----------------------
April 22   June 13
April 25   December 26
June 2



          NORWAY
-----------------------
April 21   June 2
April 22   June 13
April 25   December 26
May 17



                        PANAMA
--------------------------------------------------
January 10   April 21    November 3    December 8
March 7      April 22    November 4    December 26
March 8      May 2       November 10
March 9      August 15   November 28

           PERU
---------------------
April 21   July 29
April 22   August 30
June 29    November 1
July 28    December 8



              THE PHILIPPINES
---------------------------------------
February 25   August 31     December 30
April 21      November 1
April 22      November 2
August 30     November 30



               PORTUGAL
----------------------------------
March 8    June 13     November 1
April 22   June 23     December 1
April 25   August 15   December 8
June 10    October 5   December 26



          POLAND
----------------------
April 22   August 15
April 25   November 1
May 3      November 11
June 23    December 26



            QATAR
------------------------
August 30     November 7
August 31     November 8
September 1   November 9
November 6



                      RUSSIA
----------------------------------------------
January 3   January 7     March 8   June 13
January 4   January 10    May 2     November 4
January 5   February 23   May 9
January 6   March 7       May 10



         SERBIA
-------------------
January 7     May 2
February 15
April 22
April 25



                SINGAPORE
------------------------------------
January 1    May 2       October 26
February 3   May 17      November 7
February 4   August 9    December 26
April 22     August 30



              SOUTH AFRICA
------------------------------------
March 21   May 2         December 26
April 22   June 16
April 25   August 9
April 27   December 16



                     SOUTH KOREA
-------------------------------------------------
February 2   April 5   August 15      December 30
February 3   May 5     September 12
February 4   May 10    September 13
March 1      June 6    October 3



                        SPAIN
-------------------------------------------------
January 6   May 2       September 9   December 6
April 21    May 3       October 12    December 8
April 22    July 25     November 1    December 26
April 25    August 15   November 9



           SWEDEN
-----------------------
January 6   June 6
April 22    June 24
April 25    December 26
June 2



                    SWITZERLAND
------------------------------------------------
January 6   June 13    August 15     December 26
April 22    June 23    September 8
April 25    June 29    November 1
June 2      August 1   December 8



                      THAILAND
------------------------------------------------
January 3     April 14   May 17      October 24
February 17   April 15   July 1      December 5
April 6       May 2      July 18     December 12
April 13      May 5      August 12

                 TURKEY
------------------------------------
May 19      September 1   November 8
August 29   September 2   November 9
August 30   October 28
August 31   November 7



              UKRAINE
--------------------------------
January 3   April 26   June 8
January 7   April 27   June 28
March 8     May 2      August 24
April 25    May 9



      THEUNITED KINGDOM
-----------------------
January 3   May 30
April 22    August 29
April 25    December 26
May 2       December 27



               URUGUAY
---------------------------------
January 6   April 21   August 25
March 7     April 22   October 10
March 8     May 16     November 2
April 18    July 18



                     VENEZUELA
-----------------------------------------------
January 10   April 21   June 27     October 12
March 7      April 22   July 4      October 31
March 8      June 6     July 5      December 12
April 19     June 24    August 15



  VIETNAM
-----------
January 1
April 30
May 1
September 2



REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar years 2010 and 2011, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:



                       2010
                                          NUMBER OF
                  TRADE     SETTLEMENT     DAYS TO
   COUNTRY        DATE         DATE        SETTLE
-------------  ----------  ------------  ----------
  China        02/10/10    02/22/10          12
               02/11/10    02/23/10          12
               02/12/10    02/24/10          12
               03/29/10    04/07/10          9
               03/30/10    04/08/10          9
               04/01/10    04/09/10          8
               09/20/10    10/04/10          14
               09/21/10    10/05/10          14
               09/24/10    10/06/10          12
  Egypt        11/10/10    11/18/10          8
               11/11/10    11/21/10          10
               11/14/10    11/22/10          8
  Indonesia    09/01/10    09/14/10          13
               09/02/10    09/15/10          13
               09/03/10    09/16/10          13
  Japan        04/28/10    05/06/10          8
               04/29/10    05/07/10          8

                       2010
                                          NUMBER OF
                  TRADE     SETTLEMENT     DAYS TO
   COUNTRY        DATE         DATE        SETTLE
-------------  ----------  ------------  ----------
               04/30/10    05/10/10          10
  Lithuania    03/30/10    04/07/10          8
               03/31/10    04/08/10          8
               04/01/10    04/09/10          8
               12/21/10    12/29/10          8
               12/22/10    12/30/10          8
  Malaysia     05/25/10    06/02/10          8
               05/26/10    06/03/10          8
               05/27/10    06/04/10          8
  Panama       02/10/10    02/18/10          8
               02/11/10    02/19/10          8
               02/12/10    02/22/10          10
               10/29/10    11/08/10          10
               11/01/10    11/09/10          9
               11/02/10    11/11/10          9
  Serbia       01/01/10    01/11/10          10
  Spain        03/29/10    04/06/10          8
               03/30/10    04/07/10          8
               03/31/10    04/08/10          8
  Turkey       11/11/10    11/22/10          11
               11/12/10    11/23/10          11
  Uruguay      03/26/10    04/05/10          10
  Vietnam      02/10/10    02/22/10          12
               02/11/10    02/23/10          12
               02/12/10    02/24/10          12
               02/15/10    02/24/10          9
               02/16/10    02/24/10          8



                       2011
                                          NUMBER OF
                  TRADE     SETTLEMENT     DAYS TO
   COUNTRY        DATE         DATE        SETTLE
-------------  ----------  ------------  ----------
  Argentina    04/20/11    04/27/11          8
  Australia    04/19/11    04/27/11          8
               04/20/11    04/28/11          8
               04/21/11    04/29/11          8
  Barbados     04/21/11    04/29/11          8
  China        01/26/11    02/10/11          15
               01/27/11    02/11/11          15
               01/28/11    02/14/11          17
  Denmark      04/18/11    04/26/11          8
               04/19/11    04/27/11          8
               04/20/11    04/28/11          8
  Indonesia    08/24/11    09/05/11          12
               08/25/11    09/06/11          12
               08/26/11    09/07/11          12
  Ireland      12/21/11    12/29/11          8
               12/22/11    12/30/11          8
               12/23/11    01/03/12          11

                       2011
                                          NUMBER OF
                  TRADE     SETTLEMENT     DAYS TO
   COUNTRY        DATE         DATE        SETTLE
-------------  ----------  ------------  ----------
  Japan        04/27/11    05/06/11          9
               04/28/11    05/09/11          11
               05/02/11    05/10/11          8
  Lithuania    04/19/11    04/27/11          8
               04/20/11    04/28/11          8
               04/21/11    04/29/11          8
  Malaysia     01/26/11    02/07/11          12
               01/27/11    02/08/11          12
               01/28/11    02/09/11          12
               08/24/11    09/02/11          9
               08/25/11    09/05/11          11
               08/26/11    09/06/11          11
  Norway       04/18/11    04/26/11          8
               04/19/11    04/27/11          8
               04/20/11    04/28/11          8
  Qatar        08/25/11    09/04/11          10
               08/28/11    09/05/11          8
               08/29/11    09/06/11          8
               11/01/11    11/10/11          9
               11/02/11    11/13/11          11
               11/03/11    11/14/11          11
  Russia       12/28/11    01/10/12          13
               12/29/11    01/11/12          13
               12/30/11    01/12/12          13
  Serbia       04/19/11    04/27/11          8
               04/20/11    04/28/11          8
               04/21/11    04/29/11          8
  Thailand     04/08/11    04/18/11          10
               04/11/11    04/19/11          8
               04/12/11    04/20/11          8
  Turkey       08/25/11    09/05/11          11
               08/26/11    09/06/11          11
  Uruguay      04/15/11    04/25/11          10


----------
* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes


The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

REGULATED INVESTMENT COMPANY QUALIFICATION. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in that Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.


EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.


Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

Recent legislation will impose, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.


Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


SALES OF SHARES. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. Recent legislation will impose, beginning in 2013, a 3.8% Medicare contribution tax on net investment income of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts. The Medicare contribution tax will apply to the sale of Fund shares.


If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).


SECTIONS 351 AND 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.


TAX-EXEMPT INTEREST INCOME.   Dividends paid by the Municipal Bond Funds that
are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends.


Individual shareholders of the iShares S&P California AMT-Free Municipal Bond Fund who are subject to California personal income taxation will not be required to include in their California gross income federal exempt-interest dividends paid by the Fund in an amount not exceeding the interest received by the Fund on obligations the interest on which is exempt from California personal income taxation and designated by the Fund as exempt-interest dividends (in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year); provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as ordinary income for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares of the Fund will not be deductible for California personal income tax purposes.

Generally, corporate shareholders of the iShares S&P California AMT-Free Municipal Bond Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax. The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the iShares S&P California AMT-Free Municipal Bond Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

Individual shareholders of the iShares S&P New York AMT-Free Municipal Bond Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable to (i) interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York
City) or (ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute such obligations. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.

Shareholders of the iShares S&P New York AMT-Free Municipal Bond Fund that are subject to New York State corporation franchise tax or New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes. If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). However, shareholders of the Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in the Fund. Shares of the iShares S&P New York AMT-Free Municipal Bond Fund will not be subject to property taxes imposed by New York State or City.


Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.


Interest income on the Fund that is distributed to its shareholders will generally not be taxable to the Fund for purposes of New York State corporation franchise tax or New York City general corporation tax.


The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Income transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.


TAXATION OF CERTAIN DERIVATIVES. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.


A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted PRO RATA against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.


MARKET DISCOUNT. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

FOREIGN INVESTMENTS.   Income (including, in some cases, capital gains)
received by certain of the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

ORIGINAL ISSUE DISCOUNT. Original issue discount ("OID") on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund's income with respect to the bond for the taxable year.

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.



For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners. Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in a Fund.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2010. It is unclear at the current time whether these provisions will be extended into the future. Legislation has been proposed to allow for shareholder "look-through" to fund portfolio assets that are exempt from U.S. estate tax effective through December 31, 2010; this legislation, if enacted, would apply retroactively to deaths on or after January 1, 2010.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of February 28, 2010, the tax year-end for the Funds listed:



                           EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                         2012          2013          2014          2015
----------------------- ------------- ------------- ------------- --------------
iShares Barclays 10-     $         -   $         -   $         -   $          -
 20 Year Treasury
 Bond Fund
iShares Barclays 20+       2,218,753             -     1,105,659      4,724,131
 Year Treasury
 Bond Fund
iShares Barclays                   -     1,089,293     4,420,413     16,516,253
 Aggregate Bond
 Fund
iShares Barclays                   -             -             -              -
 Credit Bond Fund
iShares Barclays                   -             -             -              -
 Government/Credit
 Bond Fund
iShares Barclays                   -             -             -              -
 Intermediate
 Credit Bond Fund
iShares Barclays                   -             -             -              -
 Intermediate
 Government/Credit
 Bond Fund
iShares Barclays TIPS              -     2,389,570       512,591     13,253,242
 Bond Fund
iShares iBoxx $ High               -             -             -              -
 Yield Corporate
 Bond Fund
iShares iBoxx $                    -             -             -              -
 Investment Grade
 Corporate Bond
 Fund
iShares JPMorgan                   -             -             -              -
 USD Emerging
 Markets Bond
 Fund
iShares S&P                        -             -             -              -
 California AMT-
 Free Municipal
 Bond Fund
iShares S&P National               -             -             -              -
 AMT-Free
 Municipal Bond
 Fund
iShares S&P New                    -             -             -              -
 York AMT-Free
 Municipal Bond
 Fund
iShares S&P Short                  -             -             -              -
 Term National
 AMT-Free
 Municipal Bond
 Fund
iShares                            -             -             -              -
 S&P/Citigroup
 International
 Treasury Bond
 Fund

                           EXPIRING       EXPIRING       EXPIRING
FUND                         2016           2017           2018           TOTAL
----------------------- -------------- -------------- -------------- ---------------
iShares Barclays 10-     $          -   $          -   $    169,147   $     169,147
 20 Year Treasury
 Bond Fund
iShares Barclays 20+        3,444,435      1,159,235      9,146,794      21,799,007
 Year Treasury
 Bond Fund
iShares Barclays           14,768,306     50,590,049     19,687,461     107,071,775
 Aggregate Bond
 Fund
iShares Barclays                    -        846,399              -         846,399
 Credit Bond Fund
iShares Barclays               35,114        239,375        295,155         569,644
 Government/Credit
 Bond Fund
iShares Barclays                    -         21,707              -          21,707
 Intermediate
 Credit Bond Fund
iShares Barclays               34,704      1,168,228         18,519       1,221,451
 Intermediate
 Government/Credit
 Bond Fund
iShares Barclays TIPS       5,636,312      1,248,214        528,715      23,568,644
 Bond Fund
iShares iBoxx $ High          664,085     10,660,170        177,819      11,502,074
 Yield Corporate
 Bond Fund
iShares iBoxx $                     -      7,442,650              -       7,442,650
 Investment Grade
 Corporate Bond
 Fund
iShares JPMorgan                    -         91,088      2,345,229       2,436,317
 USD Emerging
 Markets Bond
 Fund
iShares S&P                         -        228,496              -         228,496
 California AMT-
 Free Municipal
 Bond Fund
iShares S&P National            6,225      1,260,856      3,055,743       4,322,824
 AMT-Free
 Municipal Bond
 Fund
iShares S&P New                    60        149,960        229,563         379,583
 York AMT-Free
 Municipal Bond
 Fund
iShares S&P Short                   -              -         12,635          12,635
 Term National
 AMT-Free
 Municipal Bond
 Fund
iShares                             -              -         66,505          66,505
 S&P/Citigroup
 International
 Treasury Bond
 Fund

                      EXPIRING  EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
FUND                    2012      2013       2014       2015       2016       2017       2018     TOTAL
-------------------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------
iShares                  -         -          -          -          -          -        1,262    1,262
 S&P/Citigroup 1-3
 Year International
 Treasury Bond
 Fund

Financial Statements


Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.


Miscellaneous Information

COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Appendix A

                          DESCRIPTION OF BOND RATINGS
Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

      o  Leading market positions in well established industries.


      o  High rates of return on funds employed.


      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER


S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

INVESTMENT GRADE SHORT-TERM RATINGS


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.


NOTES TO RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "B," or to short-term ratings other than "F-l."


"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


IS-SAI-02-0710
                                 iShares Trust
                       File Nos. 333-92935 and 811-09729
                                    Part C
                               Other Information

Item 28. Exhibits:

                                                                      PEA # 444

Exhibit
Number  Description
------- -------------------------------------------------------------------------------------------------------------------------
 (a)    Amended and Restated Agreement and Declaration of Trust, dated September 17, 2009, is incorporated herein by reference to Post-Effective Amendment No. 303, filed October 16, 2009 ("PEA No. 303").

 (a.1)  Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment
        No. 53, filed September 19, 2006.

 (b)    Amended and Restated By-Laws, dated April 20, 2010, is incorporated herein by reference to Post-Effective Amendment
        No. 418, filed May 4, 2010 ("PEA No. 418").

 (c)    Article II of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit
        (a) to PEA No. 303.

 (d.1)  Investment Agreement, dated December 1, 2009, between the Trust and BlackRock Fund Advisors ("BFA") is incorporated herein by reference to Post-Effective Amendment No. 354, filed December 28, 2009 ("PEA No. 354").

 (d.2)  Schedule A to the Investment Advisory Agreement between the Trust and BFA is incorporated herein by reference to
        Post-Effective Amendment No. 433, filed May 20, 2010 ("PEA No. 433").

 (d.3)  Schedule A to the Investment Advisory Agreement between iShares, Inc. and BFA is incorporated herein by reference to
        PEA No. 433.

 (d.4)  Master Advisory Fee Waiver Agreement, dated June 17, 2009, between the Trust and Barclays Global Fund Advisors/1/ is incorporated herein by reference to Post-Effective Amendment No. 261, filed July 24, 2009 ("PEA No. 261").

 (d.5)  Schedule A, dated June 17, 2009, to the Master Advisory Fee Waiver Agreement is incorporated herein by reference to
        Exhibit (d.5) of PEA No. 261.

 (e.1)  Distribution Agreement between the Trust and SEI Investments Distribution Company ("SEI") is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 ("PEA No. 2").

 (e.2)  Exhibit A to the Distribution Agreement between the Trust and SEI is incorporated herein by reference to PEA No. 433.

 (f)    Not applicable.

 (g.1)  Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")/2/ is incorporated herein by reference to PEA No. 2.

 (g.2)  Amendment, dated December 31, 2002, to the Custodian Agreement is incorporated herein by reference to Post-Effective
        Amendment No. 45, filed June 28, 2006 ("PEA No. 45").

 (g.3)  Amendment, dated May 21, 2002, to the Custodian Agreement is incorporated herein by reference to PEA No. 45.

 (g.4)  Amendment, dated January 1, 2006, to the Custodian Agreement is incorporated herein by reference to PEA No. 45.

 (g.5)  Appendix A to the Custodian Agreement is incorporated herein by reference to PEA No. 433.

 (h.1)  Amended and Restated Securities Lending Agency Agreement, dated November 2, 2009, among the Trust, iShares, Inc.
        and Barclays Global Investors, N.A./3/ is incorporated herein by reference to PEA No. 354.

 (h.2)  Schedule A to Amended and Restated Securities Lending Agency Agreement is incorporated herein by reference to PEA
        No. 433.

 (h.3)  Form of Master Securities Loan Agreement (including forms of Annexes, Schedule and Appendix thereto) is incorporated herein by reference to Post-Effective Amendment No. 369, filed January 22, 2010.


(h.4)  Delegation Agreement between the Trust and IBT/2/ is incorporated herein by reference to Exhibit
       (g.3) to PEA No. 2.

(h.5)  Administration Agreement between the Trust and IBT/2/ is incorporated herein by reference to
       Exhibit (h.1) to PEA No. 2.

(h.6)  Amendment, dated May 21, 2002, to the Administration Agreement is incorporated herein by reference to Exhibit (h.6) to PEA No. 45.

(h.7)  Amendment, dated January 1, 2006, to the Administration Agreement is incorporated herein by reference to Exhibit (h.7) to PEA No. 45.

(h.8)  Amendment, dated January 1, 2007, to the Administration Agreement is incorporated herein by reference to Exhibit (h.8) to Post-Effective Amendment No. 75, filed March 26, 2007.

(h.9)  Appendix A to the Administration Agreement is incorporated herein by reference to PEA No. 433.

(h.10) Transfer Agency and Service Agreement between the Trust and IBT/2/ is incorporated herein by reference to Exhibit (h.2) to PEA No. 2.

(h.11) Amendment, dated May 21, 2002, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 45.

(h.12) Amendment, dated August 18, 2004, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 45.

(h.13) Amendment, dated January 1, 2006, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 45.

(h.14) Appendix A to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA
       No. 433.

(h.15) Sublicense Agreement, dated April 25, 2000, between BlackRock Institutional Trust Company, N.A.
       ("BTC")/3/ and the Trust for iShares S&P Funds is incorporated herein by reference to Exhibit
       (h.3.i) to PEA No. 2.

(h.16) Amendment to Sublicense Agreement between BTC/3/ and the Trust for the iShares S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 188, filed November 20, 2008.

(h.17) Sublicense Agreement, dated April 25, 2000, between BTC/3/ and the Trust for iShares Dow Jones
       Funds is incorporated herein by reference to Exhibit (h.7) to Post-Effective Amendment No. 37,
       filed June 6, 2005 ("PEA No. 37").

(h.18) Exhibit A to the Sublicense Agreement, dated April 1, 2006, between BTC/3/ and the Trust for
       iShares Dow Jones Funds is incorporated herein by reference to Exhibit (h.8) to Post-Effective
       Amendment No. 43, filed April 17, 2006.

(h.19) Sublicense Agreement between BTC/3/ and the Trust for iShares Dow Jones Funds to be filed by amendment.

(h.20) Sublicense Agreement, dated April 25, 2000, between BTC/3/ and the Trust for iShares Russell Funds is incorporated herein by reference to Exhibit (h.8) to PEA No. 37.

(h.21) Exhibit A to the Sublicense Agreement between BTC/3/ and the Trust for iShares Russell Funds is incorporated herein by reference to Post-Effective Amendment No. 114, filed November 9, 2007 ("PEA
       No. 114").

(h.22) Sublicense Agreement between BTC/3/ and the Trust for the iShares MSCI Funds is incorporated herein by reference to Exhibit (h.9) to Post-Effective Amendment No. 10, filed June 1, 2001.

(h.23) Amendment to Sublicense Agreement between BTC/3/ and the Trust for the iShares MSCI Funds is incorporated herein by reference to PEA No. 433.

(h.24) Sublicense Agreement between BTC/3/ and the Trust for iShares Nasdaq Biotechnology Index Fund is
       incorporated herein by reference to Exhibit (h.10) to Post-Effective Amendment No. 13, filed July
       31, 2001.

(h.25) Sublicense Agreement between BTC/3/ and the Trust for iShares Lehman Brothers 1-3 year Treasury
       Index Fund, iShares Lehman Brothers 7-10 year Treasury Index Fund, iShares Lehman Brothers 20+ year
       Treasury Index Fund, iShares Lehman Brothers Treasury Index Fund, iShares Lehman Brothers
       Government/Credit Index Fund and iShares U.S. Credit Index Fund is incorporated herein by reference to Exhibit (h.12) to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.26) Sublicense Agreement between BTC/3/ and the Trust for iShares iBoxx $ High Yield Corporate Bond
       Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund is incorporated herein by reference to Exhibit (h.24) to PEA No. 114.


(h.27) Sublicense Agreement between BTC/3/ and the Trust for iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Exhibit (h.15) to PEA No. 37.

(h.28) Sublicense Agreement between BTC/3/ and the Trust for iShares Dow Jones Transportation Average Index Fund and iShares
       Dow Jones Select Dividend Index Fund is incorporated herein by reference to Exhibit (h.17) to PEA No. 37.

(h.29) Sublicense Agreement between BTC/3/ and the Trust for iShares NYSE 100 Index Fund and iShares NYSE Composite Index
       Fund is incorporated herein by reference to Exhibit (h.19) to PEA No. 37.

(h.30) Sublicense Agreement between BTC/3/ and the Trust for iShares FTSE/Xinhua China 25 Index Fund is incorporated herein by reference to Exhibit (h.20) to PEA No. 37.

(h.31) Sublicense Agreement between BTC/3/ and the Trust for iShares Morningstar Funds is incorporated herein by reference to
       Exhibit (h.21) to PEA No. 37.

(h.32) Sublicense Agreement between BTC/3/ and the Trust for iShares KLD Select Social/SM/ Index Fund is incorporated herein by reference to Exhibit (h.22) to PEA No. 37.

(h.33) Exhibit A to the Sublicense Agreement between BTC/3/ and the Trust for iShares KLD 400 Social Index Fund is incorporated herein by reference to Exhibit (h.31) to PEA No. 114.

(h.34) Exhibit A to the Sublicense Agreement between BTC/3/ and the Trust for iShares Lehman Brothers Funds is incorporated herein by reference to Exhibit (h.32) to Post-Effective Amendment No. 67, filed January 5, 2007.

(h.35) Exhibit A to the Sublicense Agreement between BTC/3/ and the Trust for iShares Dow Jones EPAC Select Dividend Index
       Fund is incorporated herein by reference to Exhibit (h.38) to Post-Effective Amendment No. 93, filed July 30, 2007.

(h.36) Sublicense Agreement between BTC/3/ and the Trust for FTSE/NAREIT Funds is incorporated herein by reference to PEA
       No. 114.

(h.37) Amendment to Sublicense Agreement between BTC/3/ and the Trust for FTSE/NAREIT Funds to be filed by amendment.

(h.38) Sublicense Agreement between BTC/3/ and the Trust for iShares JPMorgan USD Emerging Markets Bond Fund is
       incorporated herein by reference to Exhibit (h.38) to Post-Effective Amendment No. 101, filed September 27, 2007.

(h.39) Sublicense Agreement between BTC and the Trust for iShares 10+ Year Credit Bond Fund and iShares 10+ Year
       Government/Credit Bond Fund is filed herein.

(i)    Legal Opinion and Consent of Richards, Layton & Finger P.A. is filed herein.

(j)    Consent of PricewaterhouseCoopers LLP is filed herein.

(k)    Not applicable.

(l.1)  Subscription Agreement between the Trust and SEI is incorporated herein by reference to PEA No. 2.

(l.2)  Letter of Representations between the Trust and Depository Trust Company is incorporated herein by reference to PEA
       No. 2.

(l.3)  Amendment of Letter of Representations between the Trust and Depository Trust Company for iShares Nasdaq
       Biotechnology Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to
       Post-Effective Amendment No. 11, filed July 2, 2001.

(m)    Not applicable.

(n)    Not applicable.

(o)    Not applicable.

(p.1)  iShares Trust Code of Ethics is incorporated herein by reference to PEA No. 418.

(p.2)  BTC/3/ Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 39, filed July 28, 2005.

(p.3)  Code of Ethics for SEI is incorporated herein by reference to PEA No. 45.

(q) Powers of Attorney, each dated May 26, 2010, for Michael A. Latham, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan,
    Robert H. Silver, George G.C. Parker, John E. Martinez, J. Darrell Duffie, Jack Gee and Robert S. Kapito are filed herein.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

None.

ITEM 30. INDEMNIFICATION:

The Trust (also referred to in this section as the "Fund") is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust, (the "Declaration of Trust"), that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940 (the "1940 Act"). The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses incurred or paid in connection with any claim, action, suit, or proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; and

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith that the officers and trustees believed were in or not opposed to the best interests of the Trust.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

The Amended and Restated By-Laws provides that the Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against and incurred by such Covered Person or employee in any such capacity or arising out of his or her status as such, whether or not the Trustees would have the power to indemnify him or her against such liability. The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which such Trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Administration Agreement provides that IBT/2/ shall indemnify and hold the Fund, its Board of Trustees, officers and employees and its agents harmless from and against any and all Claims to the extent any such Claim arises out of the negligent acts or omissions, bad faith, willful misconduct or material breach of the Administration Agreement by IBT/2/, its officers, directors or employees or any of its agents or subcustodians in connection with the activities undertaken pursuant to the Administration Agreement, provided that IBT's/2/ indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to IBT/2/.

The Custodian Agreement provides that IBT/2/ shall indemnify and hold the Fund, its Board of Trustees, officers and employees and its agents harmless from and against any and all Claims to the extent any such Claim arises out of the negligent acts or omissions, bad faith, willful misconduct or material breach of the Custodian Agreement by IBT/2/, its officers, directors or employees or any of its agents or subcustodians in connection with the activities undertaken pursuant to the Custodian Agreement, provided that IBT's/2/ indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to IBT/2/.

The Distribution Agreement provides that SEI agrees to indemnify, defend and hold the Fund, its several officers and Board members, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or Board members, or any such controlling person, may incur under the 1933 Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board members, or such controlling person resulting from such claims or demands, (a) shall arise out of or be based upon any information, statements or representations made or provided SEI in any sales literature or advertisements, or any Disqualifying Conduct by SEI in connection with the offering and sale of any Shares, (b) shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by SEI to the Fund specifically for use in the Fund's registration statement and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus or statement of additional information, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by SEI to the Fund and required to be stated in such answers or necessary to make such information not misleading, (c) arising out of SEI's breach of any obligation, representation or warranty pursuant to this Agreement, or (d) SEI's failure to comply in any material respect with applicable securities laws.

The Authorized Participant Agreement provides that the Participant agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including attorneys' fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

The Securities Lending Agency Agreement provides that BTC shall indemnify and hold harmless each client, Lender, its Board of Trustees and its agents and BFA from any and all loss, liability, costs, damages, actions, and claims ("Loss") to the extent that any such Loss arises out of the material breach of this Agreement by or negligent acts or omissions or willful misconduct of BTC, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BTC's indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BTC.

Insofar as indemnification for liabilities arising under the 1940 Act may be permitted to directors, officers and controlling persons of the Trust pursuant to foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for Fund expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

ITEM 31. (A) BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER:

The Trust is advised by BFA, a wholly-owned subsidiary of BTC, 400 Howard Street, San Francisco, CA 94105. BFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BFA will also have substantial responsibilities as directors and/or officers of BTC. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

NAME AND POSITION  PRINCIPAL BUSINESS(ES) DURING THE LAST TWO FISCAL YEARS
-----------------  ------------------------------------------------------------------------------------------------------
Blake Grossman     Director and Chairman of the Board of Directors of BFA and Chief Executive Officer and Director of
Chairman           BTC, 400 Howard Street, San Francisco, CA 94105

Anthony Spinale    Chief Financial Officer of BFA and Chief Financial Officer and Cashier of BTC, 400 Howard Street, San
Officer            Francisco, CA 94105

Rohit Bhagat       Director and Chief Operating Officer of BFA and BTC, 400 Howard Street, San Francisco, CA 94105
Director

ITEM 32. PRINCIPAL UNDERWRITERS:

(a)Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. ("SEI") acts as distributor for:

SEI Daily Income Trust                    July 15, 1982

   SEI Liquid Asset Trust                                November 29, 1982
   SEI Tax Exempt Trust                                  December 3, 1982
   SEI Institutional Managed Trust                       January 22, 1987
   SEI Institutional International Trust                 August 30, 1988
   The Advisors' Inner Circle Fund                       November 14, 1991
   The Advisors' Inner Circle Fund II                    January 28, 1993
   Bishop Street Funds                                   January 27, 1995
   SEI Asset Allocation Trust                            April 1, 1996
   SEI Institutional Investments Trust                   June 14, 1996
   CNI Charter Funds                                     April 1, 1999
   iShares, Inc.                                         January 28, 2000
   Optique Funds, Inc.                                   November 1, 2000
   Causeway Capital Management Trust                     September 20, 2001
   BlackRock Funds III                                   March 31, 2003
   SEI Opportunity Fund, LP                              October 1, 2003
   The Arbitrage Funds                                   May 17, 2005
   The Turner Funds                                      January 1, 2006
   ProShares Trust                                       November 14, 2005
   Community Reinvestment Act Qualified Investment Fund  January 8, 2007
   SEI Alpha Strategy Portfolios, LP                     June 29, 2007
   TD Asset Management USA Funds                         July 25, 2007
   SEI Structured Credit Fund, LP                        July 31, 2007
   Wilshire Mutual Funds, Inc.                           July 12, 2008
   Wilshire Variable Insurance Trust                     July 12, 2008
   Forward Funds                                         August 14, 2008
   Global X Funds                                        October 24, 2008
   Faith Shares Trust                                    August 7, 2009
   Schwab Strategic Trust                                October 12, 2009

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

    (b)Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                    POSITION AND OFFICE                                POSITIONS AND OFFICES
NAME                WITH UNDERWRITER                                      WITH REGISTRANT
----                ----------------                                      ---------------
William M. Doran    Director                                                    --
Edward D. Loughlin  Director                                                    --
Wayne M. Withrow    Director                                                    --
Kevin Barr          President & Chief Executive Officer                         --
Maxine Chou         Chief Financial Officer, Chief Operations Officer
                    & Treasurer                                                 --
John Munch          General Counsel & Secretary                                 --
Karen LaTourette    Chief Compliance Officer & Asst. Secretary,
                    Anti-Money Laundering Officer                               --
Mark J. Held        Senior Vice President                                       --
Lori L. White       Vice President & Assistant Secretary                        --
Robert Silvestri    Vice President                                              --
John Coary          Vice President & Assistant Secretary                        --
John Cronin         Vice President                                              --

(c)Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

(a) The Trust maintains accounts, books and other documents required by
Section 31(a) of the 1940 Act and the rules there under (collectively, the "Records") at the offices of State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, MA 02116.

(b) BFA maintains all Records relating to its services as investment adviser at 400 Howard Street, San Francisco, CA, 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, PA 19456.

(d) State Street maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

ITEM 34. MANAGEMENT SERVICES:

Not applicable.

ITEM 35. UNDERTAKINGS:

Not applicable.

--------
/1/  Prior to December 1, 2009, BFA was known as Barclays Global Fund Advisors.

/2/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides administrative, custodial and transfer agency services for the Trust.

/3/  Prior to December 1, 2009, BTC was known as Barclays Global Investors, N.A.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 444 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 28th day of June 2010.

                                           By:    -----------------------------
                                                  Michael Latham*
                                                  President and Trustee
                                           Date:  June 28, 2010

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 444 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

                                           By:    -----------------------------
                                                  Michael Latham*
                                                  President and Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  John E. Martinez*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  George G. C. Parker*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  Cecilia H. Herbert*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  Charles A. Hurty*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  John E. Kerrigan*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  Robert H. Silver*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  Darrell Duffie*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  -----------------------------
                                                  Robert S. Kapito*
                                                  Trustee
                                           Date:  June 28, 2010

                                                  /s/ Jack Gee
                                                  -----------------------------
                                                  Jack Gee
                                                  Treasurer
                                           Date:  June 28, 2010

                                                  /s/ Jack Gee
                                                  -----------------------------
                                               *  By: Jack Gee
                                                  Attorney-in-fact
                                           Date:  June 28, 2010
--------
*  Powers of Attorney, dated May 26, 2010, are filed herein.

Exhibit Index

(h.39) Sublicense Agreement between BTC and the Trust for the iShares 10+ Year Bond Funds
(i)    Legal Opinion and Consent of Richards, Layton & Finger P.A.
(j)    Consent of PricewaterhouseCoopers LLP
(q)    Powers of Attorney